As filed with the Securities and Exchange Commission on December 2, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2016 – September 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2016
(Unaudited)

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund, Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund's (each a "Fund" and collectively the "Funds") adviser as of September 30, 2016, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.
Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, focused portfolio risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk, derivatives risk and cash and cash equivalents holdings risk. For a complete description of the Funds' principal investment risks, please refer to each Fund's prospectus.
Beta is a measure of an asset's sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund's returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund's total returns and is useful because it identifies the spread of a fund's short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.
Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC ("AIA" and "Absolute") and the respective logos and Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

Dear Shareholder,

Many of the changes we have made to the Absolute Strategies Fund (the "Fund") over the past few years are beginning to align well with changes in overall market conditions. For the Fund, this includes removing static strategies such as equity market neutral and long biased fixed income and adding managers that can vary exposures both long and short. In addition, the Fund's exposures and allocations have been much more active and flexible during volatile periods, including monetizing certain short positions while selectively adding opportunistic long exposure. Even tranquil markets with intervals of high volatility have created a much improved market environment for our sub-advisers and our investment strategy. The Fund utilizes derivatives in the form of futures, options, and credit default swaps. Derivatives  are used at the discretion of the Fund's managers as the optional security on the basis of potential profit or loss, and also liquidity. They are not used simply to add leverage to the Fund. They are used principally to mitigate the Fund's downside risk. Over the last year a majority of the Fund's derivative investments have been designed to provide short exposure, complementing long exposure elsewhere in the Fund. In general, these derivatives tended to out-perform during market sell-offs and under-perform during market rallies.

This flexibility has proven its worth over the last year even as markets have reached all-time highs. The Fund has been able to take advantage of several swings in market direction and, more importantly, provide returns that are highly uncorrelated to both equities and fixed income. We have been able to capture opportunities both long and short in a variety of asset classes while maintaining patience during more difficult periods of low volatility.  In fact, two of the Fund's best months this year came during flat months for the S&P 500.  This is in stark contrast to most alternative funds and asset allocation schemes that appear highly correlated to beta risk and are clearly on the wrong side of volatility.  We believe these products offer almost no diversification benefit; they are simply an extension of traditional asset classes and behave poorly when you need them most.

High correlation is a concern for thoughtful investors who are also grappling with the reality of low/negative growth combined with record high asset prices.  This divergence, along with European bank concerns and the potential tapering of European QE, is causing swings in bonds, currencies, equities and commodities.

We think most everyone understands the inherent price risks in stocks and bonds, and the risks associated with an unwinding of central bank policies. We have certainly beaten it to death. What has been lost during this market environment, however, is the serious mismatch between market uncertainty and portfolio diversification. We would like to stress that certain strategies are able to capitalize on uncertainty and volatility while maintaining an emphasis on making money for investors over the long term.  Importantly, we strongly believe this market uncertainty sets up an environment that is ripe for nimble, liquid, alpha-generating strategies like ours.

Exceptionally high correlation appears common among all asset classes. Bond markets are priced with record low yields and equity markets are near all-time high valuation levels; we believe it is more important than ever to have a portion of a portfolio generate returns from allocations other than static long beta.  Now is the time for investors to assess concentrated beta exposure within both traditional and alternative asset classes and seek strategies with real diversification benefits.

As for our own assessment, we believe the additional flexibility relating to the Fund's overall net exposures should provide a more balanced return profile while at the same time weathering long periods of low volatility within an overall expensive market environment. The Fund will continue to seek to capitalize on periods of high volatility and preserve capital during large market drawdowns.  In fact, the Fund has had a positive return in every down market period of -5% or greater since 2011. We believe this approach is rare in today's crowded financial market landscape and should prove to be quite valuable for those seeking to diversify away from both equity beta and interest rate risk.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC
1	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2016

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index"), the HFRX Global Hedge Fund Index ("HFRX") and the MSCI World Index ("MSCI World"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries' stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Absolute Strategies Fund - Institutional Shares vs. S&P 500 Index,
Barclays Capital U.S. Aggregate Bond Index,
 HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns
Periods Ended September 30, 2016	One Year	Five Years	Ten Years
Absolute Strategies Fund - Institutional Shares	-0.03%	0.49%	1.87%
S&P 500 Index	15.43%	16.37%	7.24%
Barclays Capital U.S. Aggregate Bond Index	5.19%	3.08%	4.79%
HFRX Global Hedge Fund Index	0.72%	1.31%	-0.19%
MSCI World Index	11.36%	11.63%	4.47%
2	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2016

Comparison of Change in Value of a $250,000 Investment
Absolute Strategies Fund - R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
 HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns
Periods Ended September 30, 2016	One Year	Five Years	Ten Years
Absolute Strategies Fund - R Shares	-0.51%	0.01%	1.43%
S&P 500 Index	15.43%	16.37%	7.24%
Barclays Capital U.S. Aggregate Bond Index	5.19%	3.08%	4.79%
HFRX Global Hedge Fund Index	0.72%	1.31%	-0.19%
MSCI World Index	11.36%	11.63%	4.47%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.68% and 3.26%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratios would be 1.85% and 2.41% for Institutional Shares and R Shares, respectively. To the extent that the Fund invests in any investment company or exchange-traded fund sponsored by the Fund's adviser or its affiliates, the adviser may waive certain fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
3	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2016

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	34.5%
Asset Backed Obligations	0.4%
Corporate Convertible Bonds	13.5%
Corporate Non-Convertible Bonds	5.8%
Exchange Traded Note	0.0%
Syndicated Loans	0.7%
Warrants	0.0%
Investment Companies	11.9%
Money Market Fund	24.9%
Purchased Options	0.5%
Short Positions
Equity Securities	-29.3%
Exchange Traded Note	-0.2%
Investment Companies	-12.4%
Written Options	-0.2%
Other Assets less Liabilities*	49.9%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 30.8% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	9.3%	22.2%
Consumer Staples	23.4%	11.3%
Energy	16.1%	2.4%
Financial	14.6%	26.0%
Healthcare	2.8%	1.1%
Industrial	10.0%	23.5%
Information Technology	6.2%	7.9%
Materials	9.0%	2.4%
Telecommunication Services	8.1%	3.1%
Utilities	0.5%	0.1%
	100.0%	100.0%
A

4	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Long Positions - 92.2%
Equity Securities - 34.5%
Common Stock - 33.7%
Consumer Discretionary - 3.2%
53,155	American Airlines Group, Inc. (a)(b)(c)	$1,946,005
13,000	America's Car-Mart, Inc. (d)	473,070
8,650	CarMax, Inc. (d)	461,478
2,121	Chipotle Mexican Grill, Inc. (b)(d)	898,244
17,165	CVS Health Corp. (a)	1,527,513
80,741	GameStop Corp., Class A (a)	2,227,644
96,070	General Motors Co. (a)	3,052,144
114,363	Green Plains Partners LP	2,195,770
41,890	Harley-Davidson, Inc. (a)(b)(c)	2,202,995
63,530	Kohl's Corp. (a)	2,779,437
19,693	Lithia Motors, Inc., Class A	1,881,075
200,568	Luby's, Inc. (d)	860,437
29,260	Macy's, Inc. (a)(b)(c)	1,084,083
218,767	Office Depot, Inc. (a)	780,998
44,750	Robert Half International, Inc.	1,694,235
69,681	The Habit Restaurants, Inc., Class A (d)	975,534
14,920	The Walt Disney Co.	1,385,471
3,000	Viacom, Inc., Class B	114,300
11,050	Walgreens Boots Alliance, Inc.	890,851
		27,431,284
Consumer Staples - 8.1%
25,000	Aggreko PLC	310,250
2,650	AMERCO (d)	859,209
53,700	Avon Products, Inc.	303,942
20,632	Calavo Growers, Inc.	1,349,952
410,222	CPI Card Group, Inc. (a)	2,477,741
99,978	Darling Ingredients, Inc. (d)	1,350,703
55,000	Diageo PLC, ADR	6,382,200
100,000	Express Scripts Holding Co. (d)	7,053,000
55,000	Hengan International Group Co., Ltd.	456,775
10,292	Neogen Corp. (d)	575,734
100,000	Nestle SA, ADR	7,902,000
358,922	Nomad Foods, Ltd. (a)(d)	4,242,458
22,000	PepsiCo, Inc.	2,392,940
75,740	Phibro Animal Health Corp., Class A	2,058,613
60,000	Philip Morris International, Inc.	5,833,200
63,622	Pilgrim's Pride Corp. (d)	1,343,697
33,023	Post Holdings, Inc. (d)	2,548,385
11,000	Qinqin Foodstuffs Group Cayman Co., Ltd. (d)	4,042
137,000	Sanofi, ADR	5,232,030
83,315	Sprouts Farmers Market, Inc. (d)	1,720,455
117,688	SUPERVALU, Inc. (d)	587,263
38,000	Sysco Corp.	1,862,380
43,000	The Coca-Cola Co.	1,819,760
27,266	The Hain Celestial Group, Inc. (c)(d)	970,124
46,000	The Procter & Gamble Co.	4,128,500
34,840	Tyson Foods, Inc., Class A	2,601,503
48,474	Zoetis, Inc.	2,521,133
		68,887,989
Energy - 5.5%
5,440	Anadarko Petroleum Corp.	344,678
28,678	Cheniere Energy Partners LP	839,118
24,155	Cheniere Energy, Inc. (d)	1,053,158
146,720	Cone Midstream Partners LP	2,655,632
9,000	ConocoPhillips	391,230
7,170	Devon Energy Corp.	316,269
25,524	Diamond Offshore Drilling, Inc.	449,478

20,714	Energy Transfer Partners LP	766,418
33,436	EnLink Midstream Partners LP	592,152
92,098	Enterprise Products Partners LP (a)	2,544,668
9,000	Exxon Mobil Corp.	785,520
25,370	FMC Technologies, Inc. (d)	752,728
60,593	Green Plains, Inc.	1,587,537
77,540	Halliburton Co. (a)	3,479,995
84,467	Kinder Morgan, Inc.	1,953,722
45,071	MPLX LP	1,526,104
15,595	National Oilwell Varco, Inc.	572,960
11,958	NuStar Energy LP	592,878
47,174	NuStar GP Holdings, LLC	1,206,711
88,414	Plains All American Pipeline LP	2,777,084
36,417	Rice Energy, Inc. (d)	950,848
124,648	Rice Midstream Partners LP	3,023,960
33,435	Schlumberger, Ltd.	2,629,328
200,000	Spectra Energy Corp.	8,550,000
13,198	Sprague Resources LP	312,661
50,339	The Williams Cos., Inc.	1,546,917
31,360	TransMontaigne Partners LP	1,293,914
19,130	Western Gas Partners LP	1,053,106
63,895	Western Refining Logistics LP	1,481,086
34,196	Williams Partners LP	1,271,749
		47,301,609
Financial - 5.0%
44,870	American Express Co. (a)	2,873,475
28,450	Aon PLC (a)	3,200,340
260,025	Bank of America Corp. (a)	4,069,391
27,125	Berkshire Hathaway, Inc., Class B (a)(d)	3,918,749
140,000	Brookfield Asset Management, Inc., Class A	4,925,200
77,700	CBRE Group, Inc., Class A (a)(d)	2,174,046
44,770	Citigroup, Inc. (a)	2,114,487
57,750	JPMorgan Chase & Co. (a)	3,845,572
140,820	Leucadia National Corp. (a)	2,681,213
101,522	Real Industry, Inc. (d)	621,315
26,000	The Bancorp, Inc. (d)	166,920
135,000	The Bank of New York Mellon Corp.	5,383,800
120,000	WR Berkley Corp.	6,931,200
		42,905,708
Healthcare - 1.0%
51,519	Amsurg Corp. (a)(d)	3,454,349
10,000	Becton Dickinson and Co.	1,797,300
16,000	Johnson & Johnson	1,890,080
6,500	McKesson Corp.	1,083,875
		8,225,604
Industrial - 3.5%
99,978	Briggs & Stratton Corp.	1,864,590
103,000	Expeditors International of Washington, Inc.	5,306,560
85,765	Jacobs Engineering Group, Inc. (a)(d)	4,435,766
227,400	Quanta Services, Inc. (a)(d)	6,364,926
56,745	Silver Run Acquisition Corp., Class A (d)	893,734
23,335	The Boeing Co. (a)(c)	3,074,153
53,019	Trimble Navigation, Ltd. (d)	1,514,223
20,520	Union Pacific Corp. (a)(b)(c)	2,001,315
11,110	United Parcel Service, Inc., Class B (a)	1,214,989
20,735	Valmont Industries, Inc. (a)	2,790,309
		29,460,565
Information Technology - 1.3%
46,675	Apple, Inc. (a)(b)(c)	5,276,609
24,000	Microsoft Corp.	1,382,400

See Notes to Financial Statements.	5	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

60,000	Oracle Corp.	$2,356,800
1,082,965	Sandvine Corp.	2,410,349
		11,426,158
Materials - 3.1%
21,207	Agrium, Inc.	1,923,263
17,500	Franco-Nevada Corp.	1,222,725
16,333	LyondellBasell Industries NV, Class A	1,317,420
70,207	Monsanto Co.	7,175,155
45,444	Potash Corp. of Saskatchewan, Inc. (d)	741,646
40,000	Praxair, Inc.	4,833,200
111,000	Royal Gold, Inc.	8,594,730
33,698	Westlake Chemical Partners LP	769,662
		26,577,801
Telecommunication Services - 2.8%
2,325	Alphabet, Inc., Class A (d)	1,869,439
785	Alphabet, Inc., Class C (d)	610,173
287,393	Attunity, Ltd. (a)(d)	1,908,289
52,700	CBS Corp., Class B, Non-Voting Shares (a)	2,884,798
69,000	Cisco Systems, Inc.	2,188,680
17,892	Cogeco Communications, Inc.	883,178
48,866	Rightside Group, Ltd. (a)(d)	444,680
124,258	Spark Networks, Inc. (a)(d)	196,328
14,813	Time Warner, Inc. (a)	1,179,263
129,430	Twenty-First Century Fox, Inc., Class A	3,134,795
230,000	Twenty-First Century Fox, Inc., Class B	5,690,200
175,077	Web.com Group, Inc. (a)(d)	3,023,580
		24,013,403
Utilities - 0.2%
12,323	NiSource, Inc.	297,107
25,726	Western Gas Equity Partners LP	1,093,098
		1,390,205
Total Common Stock (Cost $232,938,092)		287,620,326

Rate	Value

Preferred Stock - 0.8%
Information Technology - 0.8%
5,800	Samsung Electronics Co., Ltd. (Cost $5,945,137)	2.00%	6,793,481

Total Equity Securities (Cost $238,883,229)	294,413,807

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 20.4%
Asset Backed Obligations - 0.4%
$69,556	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (e)	3.48%	03/25/36	53,947
44,330	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (e)	2.92	03/25/36	32,845
137,340	Banc of America Alternative Loan Trust, Series 2005-8 2CB1	6.00	09/25/35	135,718
32,711	Banc of America Funding Corp., Series 2006-E 2A1 (e)	3.30	06/20/36	27,161

127,120	Banc of America Funding Corp., Series 2006-H 6A1 (e)	0.72	10/20/36	107,396
71,204	Banc of America Funding Corp., Series 2007-E 4A1 (e)	3.04	07/20/47	58,486
150,099	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (e)	3.10	08/25/47	125,317
142,790	Bear Stearns ALT-A Trust, Series 2006-2 23A1 (e)	3.38	03/25/36	109,206
237,802	ChaseFlex Trust, Series 2007-1 2A9	6.00	02/25/37	192,639
89,322	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	80,743
33,525	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	29,024
38,130	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	36,997
142,062	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	138,805
324,846	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (e)	0.80	08/25/35	216,268
192,028	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (e)	0.85	12/25/36	101,983
15,296	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1	5.25	05/25/21	14,865
59,325	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (e)	3.29	09/25/47	52,243
166,080	Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2 A5B (f)	5.88	06/25/36	137,407
135,127	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	3.18	10/25/35	118,535
See Notes to Financial Statements.	6	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$149,296	HSI Asset Loan Obligation Trust, Series 2007-AR2 2A1 (e)	3.12%	09/25/37	$119,951
65,007	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (e)	3.31	09/25/36	48,643
117,015	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (e)	0.70	11/25/36	97,797
123,587	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (e)	3.23	01/25/37	113,995
295,440	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (e)	3.13	05/25/36	208,297
32,950	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (e)	4.50	04/25/37	29,996
143,426	Lehman XS Trust, Series 2005-6 1A1 (e)	1.05	11/25/35	97,920
212,122	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(g)	2.98	11/25/35	161,059
150,043	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	128,425
119,588	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	94,070
337,876	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	233,315
1,057,111	Residential Asset Securitization Trust, Series 2007-A5 1A2 (e)	0.93	05/25/37	210,957
45,202	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (e)	3.03	04/25/47	34,898
120,556	WaMu Mortgage Pass-Through Certificates, Series 2006-AR16 1A1 (e)	2.25	12/25/36	104,798

394,909	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7 A1A (f)	4.46	09/25/36	228,150
Total Asset Backed Obligations (Cost $3,389,894)				3,681,856

Corporate Convertible Bonds - 13.5%
Consumer Discretionary - 1.1%
4,500,000	JAKKS Pacific, Inc. (a)(g)	4.25	08/01/18	5,042,812
1,600,000	JAKKS Pacific, Inc. (a)(g)	4.88	06/01/20	1,693,000
2,250,000	M/I Homes, Inc. (a)	3.25	09/15/17	2,428,594
				9,164,406
Consumer Staples - 2.6%
3,000,000	Acorda Therapeutics, Inc.	1.75	06/15/21	2,461,875
3,500,000	Albany Molecular Research, Inc.	2.25	11/15/18	4,140,937
700,000	Ascent Capital Group, Inc.	4.00	07/15/20	505,750
3,250,000	Carriage Services, Inc.	2.75	03/15/21	3,824,844
450,000	Ctrip.com International, Ltd. (g)	1.25	09/15/22	454,219
3,350,000	Depomed, Inc. (a)	2.50	09/01/21	4,782,125
2,000,000	Healthways, Inc. (a)	1.50	07/01/18	2,911,250
2,000,000	Ironwood Pharmaceuticals, Inc. (a)	2.25	06/15/22	2,393,750
1,250,000	Protalix BioTherapeutics, Inc. (a)	4.50	09/15/18	840,625
				22,315,375
Energy - 1.5%
1,000,000	Chesapeake Energy Corp.		09/15/26	1,002,500
2,750,000	Clean Energy Fuels Corp. (g)	5.25	10/01/18	2,413,125
1,700,000	Green Plains, Inc. (a)(g)	4.13	09/01/22	1,964,562
1,100,000	Helix Energy Solutions Group, Inc. (a)	3.25	03/15/32	1,041,563
700,000	Oasis Petroleum, Inc. (a)	2.63	09/15/23	793,188
6,000,000	Renewable Energy Group, Inc. (a)(g)	4.00	06/15/36	5,891,250
				13,106,188
Financial - 0.8%
3,870,000	Encore Capital Group, Inc. (a)	3.00	07/01/20	3,236,288
2,100,000	Forestar Group, Inc. (a)	3.75	03/01/20	1,997,625

See Notes to Financial Statements.	7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$2,200,000	FXCM, Inc. (a)	2.25%	06/15/18	$946,000
800,000	TCP Capital Corp. (a)(g)	4.63	03/01/22	812,000
				6,991,913
Healthcare - 0.8%
1,000,000	ImmunoGen, Inc. (a)(g)	4.50	07/01/21	845,625
3,600,000	Quidel Corp. (a)	3.25	12/15/20	3,627,000
2,000,000	Repligen Corp. (a)	2.13	06/01/21	2,286,250
				6,758,875
Industrial - 1.8%
3,100,000	Altra Industrial Motion Corp.	2.75	03/01/31	3,669,625
2,350,000	Echo Global Logistics, Inc. (a)	2.50	05/01/20	2,223,687
3,900,000	Fluidigm Corp. (a)	2.75	02/01/34	2,398,500
1,500,000	Kaman Corp. (a)(g)	3.25	11/15/17	2,005,313
4,000,000	TTM Technologies, Inc. (a)	1.75	12/15/20	5,310,000
				15,607,125
Information Technology - 1.3%
1,000,000	Advanced Micro Devices, Inc.	2.13	09/01/26	1,090,000
2,300,000	Avid Technology, Inc.	2.00	06/15/20	1,893,188
2,500,000	Envestnet, Inc. (a)	1.75	12/15/19	2,393,750
300,000	ON Semiconductor Corp. (a)	1.00	12/01/20	305,625
3,700,000	Quantum Corp. (a)	4.50	11/15/17	3,424,812
1,600,000	Verint Systems, Inc. (a)	1.50	06/01/21	1,524,000
				10,631,375
Materials - 1.0%
4,750,000	Aceto Corp. (a)(g)	2.00	11/01/20	4,355,156
4,500,000	Silver Standard Resources, Inc. (a)(g)	2.88	02/01/33	4,443,750
				8,798,906
Telecommunication Services - 2.1%
1,750,000	Alaska Communications Systems Group, Inc.	6.25	05/01/18	1,728,125
4,000,000	Blucora, Inc.	4.25	04/01/19	3,835,000
2,500,000	Global Eagle Entertainment, Inc. (a)	2.75	02/15/35	2,103,125
2,850,000	Harmonic, Inc. (a)(g)	4.00	12/01/20	3,566,062
2,750,000	Pandora Media, Inc. (a)(g)	1.75	12/01/20	3,067,969
2,200,000	Web.com Group, Inc. (a)	1.00	08/15/18	2,099,625
1,500,000	WebMD Health Corp. (a)(g)	2.63	06/15/23	1,468,125
				17,868,031
Utilities - 0.5%
5,300,000	EnerNOC, Inc. (a)	2.25	08/15/19	3,769,625
Total Corporate Convertible Bonds (Cost $111,872,590)				115,011,819

Corporate Non-Convertible Bonds - 5.8%
Consumer Discretionary - 0.6%
750,000	Caesars Entertainment Resort Properties, LLC	8.00	10/01/20	779,063
1,250,000	GameStop Corp. (g)	5.50	10/01/19	1,281,250
2,100,000	K Hovnanian Enterprises, Inc.	8.63	01/15/17	2,154,390
829,000	L Brands, Inc.	8.50	06/15/19	972,002
				5,186,705
Consumer Staples - 1.3%
750,000	Avon Products, Inc.	7.00	03/15/23	675,938
500,000	Avon Products, Inc.	8.95	03/15/43	411,250
2,165,000	Bumble Bee Holdings, Inc. (g)	9.00	12/15/17	2,181,237
2,471,000	Cenveo Corp. (g)	6.00	08/01/19	2,205,367
1,891,000	ConvaTec Healthcare E SA (g)	10.50	12/15/18	1,924,093
1,533,000	Dean Holding Co.	6.90	10/15/17	1,609,650
1,750,000	Monitronics International, Inc. (a)	9.13	04/01/20	1,653,750
				10,661,285
Energy - 0.5%
1,245,000	Boardwalk Pipelines LP	5.88	11/15/16	1,250,807
1,000,000	CONSOL Energy, Inc.	5.88	04/15/22	925,000
2,385,000	Gastar Exploration, Inc.	8.63	05/15/18	2,015,325
				4,191,132
Financial - 0.4%
670,000	Ally Financial, Inc.	6.25	12/01/17	697,637
1,742,000	iStar, Inc.	9.00	06/01/17	1,807,325
980,000	Realogy Group, LLC / Realogy Co-Issuer Corp. (g)	4.50	04/15/19	1,024,100
				3,529,062
Industrial - 0.2%
563,000	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is (g)	5.63	12/15/16	561,649
350,000	Kemet Corp.	10.50	05/01/18	351,313
658,000	USG Corp.	9.50	01/15/18	717,878
409,000	USG Corp. (g)	5.88	11/01/21	428,427
				2,059,267

Information Technology - 0.4%
1,729,000	EarthLink Holdings Corp.	7.38	06/01/20	1,826,256

See Notes to Financial Statements.	8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$1,664,000	First Data Corp. (g)	6.75%	11/01/20	$1,722,558
3,548,814

Materials - 0.3%
1,625,000	International Wire Group Holdings, Inc. (g)	8.50	10/15/17	1,627,681
980,000	International Wire Group, Inc. (g)	10.75	08/01/21	935,900
				2,563,581
Telecommunication Services - 1.5%
3,606,000	Clearwire Commun- ications, LLC / Clearwire Finance, Inc. (g)	14.75	12/01/16	3,678,120
1,818,000	CSC Holdings, LLC	7.88	02/15/18	1,949,805
733,000	Entercom Radio, LLC	10.50	12/01/19	764,153
1,290,000	FairPoint Commun- ications, Inc. (g)	8.75	08/15/19	1,320,637
925,000	iHeartCommun-ications, Inc.	9.00	12/15/19	735,375
2,024,000	Level 3 Financing, Inc. (e)	4.41	01/15/18	2,032,855
1,602,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50	10/01/20	1,640,047
749,000	ViaSat, Inc.	6.88	06/15/20	780,833
				12,901,825
Utilities - 0.6%
1,610,000	Calpine Corp. (g)	7.88	01/15/23	1,702,575
3,180,000	Sabine Pass LNG LP	7.50	11/30/16	3,207,030
				4,909,605
Total Corporate Non-Convertible Bonds (Cost $49,746,965)				49,551,276

Exchange Traded Note - 0.0%
3,500	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(d) (Cost $251,189)	132,335

Syndicated Loans - 0.7%
1,448,066	Arch Coal, Inc. (e)	7.50	05/16/18	1,064,329
747,570	Atlas Iron, Ltd. (e)	8.58	04/30/21	373,785
4,000,000	Energy Future Intermediate Holding Co., LLC (e)	4.25	12/19/16	4,032,500
Total Syndicated Loans (Cost $6,187,022)				5,470,614

Total Fixed Income Securities (Cost $171,447,660)	173,847,900

Shares	Security Description	Strike Price	Exp. Date	Value

Warrants - 0.0%
318,626	Kinder Morgan, Inc. (d) (Cost $960,583)	$100.00	05/25/17	4,939

Shares	Security Description	Value
Investment Companies - 11.9%
1,196,695	Absolute Capital Opportunities Fund (d)(h)	$12,541,361
409,535	SPDR S&P 500 ETF Trust (a)(c)	88,582,420
Total Investment Companies (Cost $58,433,051)		101,123,781

Money Market Fund - 24.9%
212,421,309	State Street Institutional Treasury Money Market Fund, 0.18% (e) (Cost $212,421,309)	212,421,309

Contracts	Security Description	Strike Price	Exp. Date	Value
Purchased Options - 0.5%
Call Options Purchased - 0.2%
140	Apple, Inc.	$105.00	03/17	161,000
24,933,410	Atlas Iron, Ltd. (i)	0.08	08/17	0
1,810	Enterprise Products Partners LP	30.00	12/16	27,150
598	GameStop Corp., Class A	34.00	01/17	21,528
3,420	SPDR S&P 500 ETF Trust	220.00	03/17	1,949,400
Total Call Options Purchased (Premiums Paid $2,934,555)				2,159,078

Put Options Purchased - 0.3%
14,750	Consumer Discretionary Select Sector SPDR Fund	65.00	01/17	486,750
20,000	Consumer Staples Select Sector SPDR Fund	48.00	01/17	770,000
13,253	Financial Select Sector SPDR ETF	22.00	03/17	715,662
180	Herbalife, Ltd.	62.50	01/17	114,300
20	iShares Russell 2000 ETF	123.00	01/17	8,520
20	SPDR S&P 500 ETF Trust	207.00	10/16	20
265	SPDR S&P 500 ETF Trust	212.00	12/16	113,155
10	SPDR S&P 500 ETF Trust	216.00	01/17	6,710
20	SPDR S&P 500 ETF Trust	215.00	01/17	12,690
30	SPDR S&P 500 ETF Trust	213.00	01/17	17,055
2,259	SPDR S&P 500 ETF Trust	125.00	03/17	38,403
240	The Hain Celestial Group, Inc.	25.00	02/17	8,400
Total Put Options Purchased (Premiums Paid $6,735,546)				2,291,665

Total Purchased Options (Premiums Paid $9,670,101)	$4,450,743

Total Long Positions - 92.2% (Cost $691,815,933)*	786,262,479

Total Short Positions - (41.9)% (Proceeds $(378,806,411))*	(357,370,160)

Total Written Options - (0.2)% (Premiums Received $(4,455,707))*	(1,973,137)

Other Assets & Liabilities, Net – 49.9%	425,490,085
Net Assets – 100.0%	$852,409,267

See Notes to Financial Statements.	9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2016

Shares	Security Description	Value

Short Positions - (41.9)%
Common Stock - (29.3)%
Consumer Discretionary - (6.5)%
(18,178)	Bob Evans Farms, Inc.	$(696,217)
(29,387)	Bojangles', Inc.	(469,017)
(9,088)	Brinker International, Inc.	(458,308)
(55,000)	Carnival Corp.	(2,685,100)
(38,800)	Carter's, Inc.	(3,364,348)
(27,916)	Chuy's Holdings, Inc.	(779,973)
(3,029)	Cracker Barrel Old Country Store, Inc.	(400,494)
(53,019)	Del Frisco's Restaurant Group, Inc.	(714,166)
(66,652)	Del Taco Restaurants, Inc.	(794,492)
(412,000)	Fiat Chrysler Automobiles NV	(2,614,933)
(25,751)	Fiesta Restaurant Group, Inc.	(618,024)
(362,252)	Ford Motor Co.	(4,372,382)
(45,444)	Fox Factory Holding Corp.	(1,043,849)
(146,031)	General Motors Co.	(4,639,405)
(87,300)	Hanesbrands, Inc.	(2,204,325)
(10,695)	iRobot Corp.	(470,366)
(9,088)	Jack in the Box, Inc.	(871,903)
(402,596)	JAKKS Pacific, Inc.	(3,478,429)
(5,909)	Lear Corp.	(716,289)
(11,282)	Leggett & Platt, Inc.	(514,234)
(38,100)	M/I Homes, Inc.	(898,017)
(11,353)	McDonald's Corp.	(1,309,682)
(17,100)	Mohawk Industries, Inc.	(3,425,814)
(2,681)	Nintendo Co., Ltd., ADR	(88,419)
(57,563)	Noodles & Co.	(274,000)
(23,780)	The Home Depot, Inc.	(3,060,010)
(1,360)	The Priceline Group, Inc.	(2,001,226)
(8,700)	Tractor Supply Co.	(585,945)
(15,250)	Ulta Salon Cosmetics & Fragrance, Inc.	(3,629,195)
(54,850)	Under Armour, Inc., Class A	(2,121,598)
(34,500)	VF Corp.	(1,933,725)
(10,604)	Vista Outdoor, Inc.	(422,675)
(286,000)	Volvo AB, Class B	(3,263,790)
(20,897)	Zoe's Kitchen, Inc.	(463,704)
		(55,384,054)

Consumer Staples - (3.3)%
(32,300)	Acorda Therapeutics, Inc.	(674,424)
(76,000)	AerCap Holdings NV	(2,925,240)
(148,500)	Albany Molecular Research, Inc.	(2,451,735)
(44,065)	Amira Nature Foods, Ltd.	(365,739)
(45,444)	Amplify Snack Brands, Inc.	(736,193)
(18,178)	Archer-Daniels-Midland Co.	(766,566)
(2,600)	Ascent Capital Group, Inc., Class A	(60,242)
(100,300)	Carriage Services, Inc.	(2,372,095)
(5,543)	Cenveo, Inc.	(39,078)
(3,200)	Ctrip.com International, Ltd., ADR	(149,024)
(40,900)	Dean Foods Co.	(670,760)
(137,500)	Depomed, Inc.	(3,436,125)
(7,877)	Dr. Pepper Snapple Group, Inc.	(719,249)
(15,400)	FleetCor Technologies, Inc.	(2,675,442)
(42,415)	Flowers Foods, Inc.	(641,315)
(10,924)	General Mills, Inc.	(697,825)
(82,000)	Healthways, Inc.	(2,169,720)
(5,347)	Herbalife, Ltd.	(331,461)
(91,500)	Ironwood Pharmaceuticals, Inc.	(1,453,020)
(10,604)	John B Sanfilippo & Son, Inc.	(544,303)
(22,853)	Pacific Biosciences of California, Inc.	(204,763)
(65,828)	Protalix BioTherapeutics, Inc.	(36,864)
(9,088)	Sanderson Farms, Inc.	(875,447)
(26,800)	The Estee Lauder Cos., Inc.	(2,373,408)
(8,180)	TreeHouse Foods, Inc.	(713,214)
		(28,083,252)

Energy - (0.7)%
(77,000)	Chesapeake Energy Corp.	(482,790)
(18,300)	Clean Energy Fuels Corp.	(81,801)
(25,000)	Gastar Exploration, Inc.	(21,120)
(8,267)	Genesis Energy LP	(313,898)
(44,100)	Green Plains, Inc.	(1,155,420)
(4,300)	Helix Energy Solutions Group, Inc.	(34,959)
(39,140)	Oasis Petroleum, Inc.	(448,936)
(405,500)	Renewable Energy Group, Inc.	(3,434,585)
		(5,973,509)

Financial - (7.6)%
(3,258,000)	Agricultural Bank of China, Ltd., Class H	(1,394,533)
(81,400)	Air Lease Corp.	(2,326,412)
(13,269)	Altisource Portfolio Solutions SA	(429,916)
(34,950)	Ameriprise Financial, Inc.	(3,486,961)
(17,600)	AvalonBay Communities, Inc. REIT	(3,129,984)
(256,000)	Banco Santander SA, ADR	(1,128,960)
(290,150)	Bank of America Corp.	(4,540,847)
(3,495,000)	Bank of China, Ltd., Class H	(1,595,109)
(2,586,000)	Bank of Communications Co., Ltd., Class H	(1,970,406)
(15,012)	Boardwalk Real Estate Investment Trust REIT	(592,150)
(20,000)	Boston Properties, Inc. REIT	(2,725,800)
(3,180,000)	China CITIC Bank Corp., Ltd., Class H	(2,111,418)
(2,230,000)	China Construction Bank Corp., Class H	(1,653,151)
(2,193,000)	China Galaxy Securities Co., Ltd., Class H	(1,998,931)
(1,003,000)	China Merchants Bank Co., Ltd., Class H	(2,526,768)
(814,000)	CITIC Securities Co., Ltd., Class H	(1,727,404)
(82,400)	Citigroup, Inc.	(3,891,752)
(57,296)	Consumer Portfolio Services, Inc.	(262,989)
(4,568)	Credit Acceptance Corp.	(918,488)
(34,500)	Deutsche Bank AG	(451,605)
(44,000)	Encore Capital Group, Inc.	(989,120)
(101,400)	Erste Group Bank AG	(3,003,175)
(21,200)	Forestar Group, Inc.	(248,252)
(1,660)	FXCM, Inc., Class A	(14,558)
(10,008)	Home Capital Group, Inc.	(205,965)
(3,008,000)	Industrial & Commercial Bank of China, Ltd., Class H	(1,880,873)
(707,500)	Intesa Sanpaolo SpA	(1,568,875)
(21,000)	Morgan Stanley	(673,260)
(347,300)	Nordea Bank AB	(3,447,171)
(195,075)	OTP Bank PLC	(5,122,611)
(143,900)	Swedbank AB, Class A	(3,381,620)
(5,800)	TCP Capital Corp.	(95,004)
(122,100)	The Charles Schwab Corp.	(3,854,697)
(420,000)	UniCredit SpA	(977,584)
(13,118)	World Acceptance Corp.	(643,307)
		(64,969,656)

Healthcare - (0.4)%
(157,668)	ImmunoGen, Inc.	(422,550)
(52,700)	Quidel Corp.	(1,164,143)
(41,600)	Repligen Corp.	(1,255,904)
		(2,842,597)
See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2016

Shares	Security Description	Value

Industrial - (6.9)%
(15,148)	AGCO Corp.	$(747,099)
(77,900)	Altra Industrial Motion Corp.	(2,256,763)
(67,600)	Atlas Copco AB, Class A	(2,035,376)
(103,008)	CNH Industrial NV	(743,718)
(10,604)	Deere & Co.	(905,051)
(52,800)	Eaton Corp. PLC	(3,469,488)
(26,700)	Echo Global Logistics, Inc.	(615,702)
(73,700)	Emerson Electric Co.	(4,017,387)
(27,000)	Fluidigm Corp.	(216,270)
(76,700)	Fluor Corp.	(3,936,244)
(15,700)	Forward Air Corp.	(679,182)
(160,500)	General Electric Co.	(4,754,010)
(34,800)	IDEX Corp.	(3,256,236)
(38,800)	Kaman Corp.	(1,704,096)
(6,700)	Martin Marietta Materials, Inc.	(1,200,037)
(7,925)	Rockwell Collins, Inc.	(668,395)
(75,800)	Sensata Technologies Holding NV	(2,939,524)
(167,000)	SKF AB, Class B	(2,883,002)
(13,964)	SMA Solar Technology AG	(445,338)
(97,975)	Spirit AeroSystems Holdings, Inc., Class A	(4,363,807)
(50,200)	Textron, Inc.	(1,995,450)
(31,000)	The Boeing Co.	(4,083,940)
(21,800)	The Middleby Corp.	(2,694,916)
(308,800)	TTM Technologies, Inc.	(3,535,760)
(10,900)	Vulcan Materials Co.	(1,239,657)
(71,300)	Wartsila OYJ Abp	(3,209,399)
		(58,595,847)

Information Technology - (2.3)%
(88,700)	ACI Worldwide, Inc.	(1,719,006)
(90,900)	Advanced Micro Devices, Inc.	(628,119)
(14,315)	Akamai Technologies, Inc.	(758,552)
(13,175)	Alliance Data Systems Corp.	(2,826,433)
(14,050)	Autodesk, Inc.	(1,016,236)
(38,600)	Avid Technology, Inc.	(306,484)
(45,321)	Callidus Software, Inc.	(831,640)
(6,289)	Check Point Software Technologies, Ltd.	(488,089)
(11,800)	Envestnet, Inc.	(430,110)
(23,400)	International Business Machines Corp.	(3,717,090)
(12,761)	NetApp, Inc.	(457,099)
(6,200)	ON Semiconductor Corp.	(76,384)
(76,500)	Oracle Corp.	(3,004,920)
(34,529)	PROS Holdings, Inc.	(780,701)
(653,400)	Quantum Corp.	(481,033)
(25,400)	salesforce.com, Inc.	(1,811,782)
(9,000)	Verint Systems, Inc.	(338,670)
		(19,672,348)

Materials - (0.7)%
(64,300)	Aceto Corp.	(1,221,057)
(98,463)	AgroFresh Solutions, Inc.	(520,869)
(60,593)	American Vanguard Corp.	(973,124)
(19,693)	CF Industries Holdings, Inc.	(479,524)
(14,513)	Clearwater Paper Corp.	(938,556)
(33,326)	Platform Specialty Products Corp.	(270,274)
(89,100)	Silver Standard Resources, Inc.	(1,074,546)
(19,693)	The Mosaic Co.	(481,691)
		(5,959,641)

Telecommunication Services - (0.9)%
(27,500)	Blucora, Inc.	(308,000)
(84,400)	Discovery Communications, Inc., Class A	(2,272,048)
(46,700)	Global Eagle Entertainment, Inc.	(388,077)
(343,500)	Harmonic, Inc.	(2,036,955)
(6,841)	HealthStream, Inc.	(188,812)
(97,400)	Pandora Media, Inc.	(1,395,742)
(9,845)	Splunk, Inc.	(577,704)
(14,000)	Web.com Group, Inc.	(241,780)
(8,700)	WebMD Health Corp.	(432,390)
		(7,841,508)

Utilities - (0.0)%
(42,200)	EnerNOC, Inc.	(228,302)

Total Common Stock (Proceeds $(271,154,894))	(249,550,714)

Principal	Security Description	Value

Exchange Traded Note – (0.2)%
$(57,200)	JPMorgan Alerian MLP Index ETN (Proceeds $(1,770,785)	(1,801,800)

Shares	Security Description	Value

Investment Companies - (12.4)%
(56,992)	iShares Russell 2000 ETF	(7,078,977)
(4,705)	iShares U.S. Real Estate ETF	(379,411)
(455,660)	SPDR S&P 500 ETF Trust	(98,559,258)

Total Investment Companies (Proceeds $(105,880,732))	(106,017,646)

Total Short Positions - (41.9)% (Proceeds $(378,806,411))	$(357,370,160)

See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.2)%

Call Options Written - (0.0)%
(353)	American Airlines Group, Inc.	$50.00	01/17	$(4,942)
(140)	Apple, Inc.	135.00	03/17	(12,600)
(35)	Chipotle Mexican Grill, Inc.	520.00	03/17	(26,950)
(163)	Harley-Davidson, Inc.	50.00	01/18	(127,140)
(219)	Macy's, Inc.	40.00	01/17	(33,288)
(61)	Tesla Motors, Inc.	295.00	03/17	(9,150)
(205)	Union Pacific Corp.	90.00	01/17	(194,750)
Total Call Options Written (Premiums Received $(461,000))				(408,820)

Put Options Written - (0.2)%
(282)	American Airlines Group, Inc.	30.00	01/17	(23,406)
(530)	American International Group, Inc.	40.00	01/17	(10,600)
(94)	Apple, Inc.	75.00	01/18	(19,364)
(163)	Harley-Davidson, Inc.	40.00	01/18	(48,900)
(20)	iShares Russell 2000 ETF	107.00	01/17	(1,950)
(219)	Macy's, Inc.	30.00	01/17	(14,892)
(15)	SPDR S&P 500 ETF Trust	192.00	10/16	(15)
(5)	SPDR S&P 500 ETF Trust	182.00	10/16	(5)
(265)	SPDR S&P 500 ETF Trust	192.00	12/16	(30,873)
(10)	SPDR S&P 500 ETF Trust	196.00	01/17	(2,290)
(20)	SPDR S&P 500 ETF Trust	195.00	01/17	(4,340)
(30)	SPDR S&P 500 ETF Trust	193.00	01/17	(5,865)
(1,696)	SPDR S&P 500 ETF Trust	200.00	03/17	(779,312)
(3,688)	SPDR S&P 500 ETF Trust	170.00	03/17	(479,440)
(114)	The Boeing Co.	100.00	01/18	(57,570)
(240)	The Hain Celestial Group, Inc.	35.00	02/17	(81,600)
(205)	Union Pacific Corp.	65.00	01/17	(3,895)

Total Put Options Written (Premiums Received $(3,994,707))	(1,564,317)

Total Written Options - (0.2)% (Premiums Received $(4,455,707))	$(1,973,137)

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Subject to call option written by the Fund.
(c)	Subject to put option written by the Fund.
(d)	Non-income producing security.
(e)	Variable rate security. Rate presented is as of September 30, 2016.
(f)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of September 30, 2016.
(g)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $58,777,621 or 6.9% of net assets.
(h)	Affiliated Company.
(i)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $0 or 0.0% of net assets.

At September 30, 2016, the Fund held the following credit default swap agreements:

Credit Default Swaps – Buy Protection

Counterparty	Reference Entity / Obligation	Pays Rate	Termination Date	Credit Spread as of 09/30/16(1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	Eastman Chemical Co, 7.60%, 02/01/27	1.00%	06/20/21	0.92%	$10,000,000	$9,110
	Host Hotels & Resorts, 4.75%, 03/01/23	1.00	12/20/21	1.14	5,000,000	(23,265)
	Macy's Retail Holdings, 7.45%, 07/15/17	1.00	12/20/21	2.14	10,000,000	(11,301)
	Nordstrom Inc, 6.95%, 03/15/28	1.00	06/20/21	1.42	5,000,000	27,008
BNP Paribas	Host Hotels & Resorts, 4.75%, 03/01/23	1.00	12/20/21	1.14	10,000,000	(31,999)
	International Paper Co, 7.50%, 08/15/21	1.00	12/20/21	0.77	5,000,000	(4,223)
	Marriott International, Inc., 3.00%, 03/01/19	1.00	12/20/21	0.59	10,000,000	(17,184)
	Pitney Bowes Inc., 6.25%, 03/15/19	1.00	06/20/21	1.51	5,000,000	(32,252)
	Ryder Systems Inc, 2.55%, 06/01/19	1.00	12/20/21	0.92	10,000,000	(16,215)
Goldman Sachs & Co.	Eastman Chemical Co, 7.60%, 02/01/27	1.00	06/20/21	0.92	5,000,000	(3,289)
	Host Hotels & Resorts, 4.75%, 03/01/23	1.00	06/20/21	1.14	5,000,000	(53,033)
	International Paper Co, 7.50%, 08/15/21	1.00	12/20/21	0.77	5,000,000	(9,236)
	Nordstrom Inc, 6.95%, 03/15/28	1.00	06/20/21	1.42	5,000,000	1,324
	Ryder Systems Inc, 2.55%, 06/01/19	1.00	12/20/21	0.92	10,000,000	(21,125)
Morgan Stanley	Gatx Corp., 6.00%, 02/15/18	1.00	06/20/21	1.32	5,000,000	(182,024)
	International Paper Co, 7.50%, 08/15/21	1.00	06/20/21	0.67	5,000,000	(38,440)
	Pitney Bowes Inc., 6.25%, 03/15/19	1.00	06/20/21	1.51	5,000,000	25,488
						$(380,656)

(1) Credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.
See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

At September 30, 2016, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
(100)	Euro FX Currency Future	12/27/16	$(14,063,975)	$(32,276)
(2,700)	NASDAQ 100 E-Mini Future	12/20/16	(259,820,230)	(3,173,270)
(800)	Russell 2000 Mini Future	12/20/16	(100,341,480)	477,480
(30)	U.S. 10-year Treasury Note Future	01/03/17	(3,940,782)	7,032
(90)	U.S. 5-year Treasury Note Future	01/10/17	(10,943,442)	7,036
			$(389,109,909)	$(2,713,998)

Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund's Schedule of Investments.  Transactions during the period with affiliates were as follows:

Investment Company
Absolute Capital Opportunities Fund	Balance 03/31/16	Gross Additions	Gross Reductions	Balance 09/30/16	Realized Loss	Investment Income
Shares/Principal	1,196,695	-	-	1,196,695
Cost	$12,010,000	$-	$-	$12,010,000	$-	$-
Proceeds	-	-	-	-
Value	12,218,253	-	-	12,541,361

As of September 30, 2016, the Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	(1,754,233)	Canadian Dollars	10/31/16	$1,335,000	$(2,434)
	(685,936)	Pounds Sterling	10/31/16	890,000	348
					$(2,086)

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$148,166,881
Gross Unrealized Depreciation	(29,801,514)
Net Unrealized Appreciation	$118,365,367
See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$27,431,284	$-	$-	$27,431,284
Consumer Staples	68,887,989	-	-	68,887,989
Energy	47,301,609	-	-	47,301,609
Financial	42,905,708	-	-	42,905,708
Healthcare	8,225,604	-	-	8,225,604
Industrial	29,460,565	-	-	29,460,565
Information Technology	11,426,158	-	-	11,426,158
Materials	26,577,801	-	-	26,577,801
Telecommunication Services	24,013,403	-	-	24,013,403
Utilities	1,390,205	-	-	1,390,205
Preferred Stock
Information Technology	6,793,481	-	-	6,793,481
Asset Backed Obligations	-	3,681,856	-	3,681,856
Corporate Convertible Bonds	-	115,011,819	-	115,011,819
Corporate Non-Convertible Bonds	-	49,551,276	-	49,551,276
Exchange Traded Note	132,335	-	-	132,335
Syndicated Loans	-	5,470,614	-	5,470,614
Warrants	4,939	-	-	4,939
Investment Companies	101,123,781	-	-	101,123,781
Money Market Fund	-	212,421,309	-	212,421,309
Purchased Options	972,143	3,478,600	-	4,450,743
Total Investments At Value	$396,647,005	$389,615,474	$-	$786,262,479
Other Financial Instruments**
Credit Default Swaps	-	62,930	-	62,930
Forward Currency Contracts	-	348	-	348
Futures	491,548	-	-	491,548
Total Other Financial Instruments**	$491,548	$63,278	$-	$554,826
Total Assets	$397,138,553	$389,678,752	$-	$786,817,305

Liabilities
Securities Sold Short
Common Stock	$(249,550,714)	$-	$-	$(249,550,714)
Exchange Traded Note	(1,801,800)	-	-	(1,801,800)
Investment Companies	(106,017,646)	-	-	(106,017,646)
Total Securities Sold Short	$(357,370,160)	$-	$-	$(357,370,160)
Other Financial Instruments**
Written Options	(1,148,487)	(824,650)	-	(1,973,137)
Credit Default Swaps	-	(443,586)	-	(443,586)
Forward Currency Contracts	-	(2,434)	-	(2,434)
Futures	(3,205,546)	-	-	(3,205,546)
Total Other Financial Instruments**	$(4,354,033)	$(1,270,670)	$-	$(5,624,703)
Total Liabilities	$(361,724,193)	$(1,270,670)	$-	$(362,994,863)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps, forward currency contracts and futures, which are valued at the unrealized appreciation/(depreciation) of the instrument. Written options are reported at their market value at period end.

The Fund utilizes the end of period methodology when determining transfers. As of September 30, 2016, there was $(506,742) transferred from Level 2 to Level 1 due to securities using a quoted price versus the mean between bid and ask quotations.
See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2016

Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds	43.2%
Corporate Non-Convertible Bonds	38.3%
Money Market Fund	8.1%
Purchased Options	0.2%
Short Positions
Common Stock	-16.5%
Written Options	0.0%
Other Assets less Liabilities*	26.7%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 19.8% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

Long Positions - 89.8%
Fixed Income Securities - 81.5%
Corporate Convertible Bonds - 43.2%
Consumer Discretionary - 2.6%
$50,000	Ctrip.com International, Ltd. (a)(b)	1.25%	09/15/22	$50,469
300,000	JAKKS Pacific, Inc. (a)(b)	4.88	06/01/20	317,437
				367,906
Consumer Staples - 6.4%
150,000	Albany Molecular Research, Inc. (b)	2.25	11/15/18	177,469
100,000	Ascent Capital Group, Inc. (b)	4.00	07/15/20	72,250
250,000	Carriage Services, Inc. (b)	2.75	03/15/21	294,219
150,000	Depomed, Inc. (b)	2.50	09/01/21	214,125
100,000	Healthways, Inc. (b)	1.50	07/01/18	145,562
				903,625
Energy - 5.4%
250,000	Clean Energy Fuels Corp. (a)(b)	5.25	10/01/18	219,375
100,000	Helix Energy Solutions Group, Inc. (b)	3.25	03/15/32	94,688
100,000	Oasis Petroleum, Inc.	2.63	09/15/23	113,312
350,000	Renewable Energy Group, Inc. (a)(b)	4.00	06/15/36	343,656
				771,031
Financial - 4.5%
200,000	Encore Capital Group, Inc. (b)	3.00	07/01/20	167,250
100,000	Forestar Group, Inc. (b)	3.75	03/01/20	95,125
400,000	FXCM, Inc. (b)	2.25	06/15/18	172,000
200,000	TCP Capital Corp. (a)(b)	4.63	03/01/22	203,000
				637,375
Healthcare - 4.2%
300,000	Quidel Corp. (b)	3.25	12/15/20	302,250
250,000	Repligen Corp. (b)	2.13	06/01/21	285,781
				588,031
Industrial - 5.3%
250,000	Altra Industrial Motion Corp. (b)	2.75	03/01/31	295,937
300,000	Fluidigm Corp. (b)	2.75	02/01/34	184,500
200,000	TTM Technologies, Inc. (b)	1.75	12/15/20	265,500
				745,937
Information Technology - 3.3%
100,000	Advanced Micro Devices, Inc. (b)	2.13	09/01/26	109,000
200,000	Avid Technology, Inc. (b)	2.00	06/15/20	164,625
100,000	Envestnet, Inc. (b)	1.75	12/15/19	95,750
100,000	Quantum Corp. (b)	4.50	11/15/17	92,563
				461,938

Materials - 3.0%
250,000	Aceto Corp. (a)(b)	2.00	11/01/20	229,219
200,000	Silver Standard Resources, Inc. (a)(b)	2.88	02/01/33	197,500
				426,719
Telecommunication Services - 6.7%
50,000	Blucora, Inc. (b)	4.25	04/01/19	47,938
400,000	Global Eagle Entertainment, Inc. (b)	2.75	02/15/35	336,500
150,000	Harmonic, Inc. (a)(b)	4.00	12/01/20	187,687
250,000	Pandora Media, Inc. (a)(b)	1.75	12/01/20	278,906
100,000	Web.com Group, Inc. (b)	1.00	08/15/18	95,438
				946,469

Utilities - 1.8%
350,000	EnerNOC, Inc. (b)	2.25	08/15/19	248,938

Total Corporate Convertible Bonds (Cost $6,028,185)	6,097,969

Corporate Non-Convertible Bonds - 38.3%
Consumer Discretionary - 3.3%
225,000	GameStop Corp. (a)	5.50	10/01/19	230,625
199,000	L Brands, Inc.	8.50	06/15/19	233,327
				463,952
Consumer Staples - 7.1%
210,000	Bumble Bee Holdings, Inc. (a)	9.00	12/15/17	211,575
343,000	Cenveo Corp. (a)	6.00	08/01/19	306,127
187,000	ConvaTec Healthcare E SA (a)	10.50	12/15/18	190,273
282,000	Dean Holding Co.	6.90	10/15/17	296,100
				1,004,075
Energy - 2.7%
165,000	Boardwalk Pipelines LP	5.88	11/15/16	165,770
260,000	Gastar Exploration, Inc.	8.63	05/15/18	219,700
				385,470
Financial - 2.8%
60,000	Ally Financial, Inc.	6.25	12/01/17	62,475
217,000	iStar, Inc.	9.00	06/01/17	225,137
100,000	Realogy Group, LLC / Realogy Co-Issuer Corp. (a)	4.50	04/15/19	104,500
				392,112

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

Industrial - 1.2%
$57,000	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is (a)	5.63%	12/15/16	$56,863
63,000	USG Corp.	9.50	01/15/18	68,733
39,000	USG Corp. (a)	5.88	11/01/21	40,853
				166,449
Information Technology - 4.3%
200,000	EarthLink Holdings Corp.	7.38	06/01/20	211,250
392,000	First Data Corp. (a)	6.75	11/01/20	405,795
				617,045
Materials - 1.9%
169,000	International Wire Group Holdings, Inc. (a)	8.50	10/15/17	169,279
100,000	International Wire Group, Inc. (a)	10.75	08/01/21	95,500
				264,779
Telecommunication Services - 11.5%
362,000	Clearwire Communic-ations, LLC / Clearwire Finance, Inc. (a)	14.75	12/01/16	369,240
180,000	CSC Holdings, LLC	7.88	02/15/18	193,050
181,000	Entercom Radio, LLC	10.50	12/01/19	188,692
195,000	FairPoint Communic-ations, Inc. (a)	8.75	08/15/19	199,631
150,000	iHeartCommun-ications, Inc.	9.00	12/15/19	119,250
388,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50	10/01/20	397,215
155,000	ViaSat, Inc.	6.88	06/15/20	161,588
				1,628,666
Utilities - 3.5%
161,000	Calpine Corp. (a)	7.88	01/15/23	170,257
320,000	Sabine Pass LNG LP	7.50	11/30/16	322,720
				492,977

Total Corporate Non-Convertible Bonds (Cost $5,464,409)	5,415,525

Total Fixed Income Securities (Cost $11,492,594)	11,513,494

Shares	Security Description	Value

Money Market Fund - 8.1%
1,146,090	State Street Institutional Treasury Money Market Fund, 0.18% (c) (Cost $1,146,090)	1,146,090

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 0.2%
Put Options Purchased - 0.2%
64	SPDR S&P 500 ETF Trust	$212.00	12/16	$27,328
Total Put Options Purchased (Premiums Paid $41,666)				27,328

Total Purchased Options (Premiums Paid $41,666)	27,328
Total Long Positions - 89.8% (Cost $12,680,350)*	12,686,912
Total Short Positions - (16.5)% (Proceeds $(2,543,555))*	(2,325,828)
Total Written Options - (0.0)% (Premiums Received $(13,811))*	(7,456)
Other Assets & Liabilities, Net – 26.7%	3,774,840
Net Assets – 100.0%	$14,128,468
See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2016

Shares	Security Description	Value

Short Positions - (16.5)%
Common Stock - (16.5)%
Consumer Discretionary - (1.3)%
(300)	Ctrip.com International, Ltd., ADR	$(13,971)
(20,045)	JAKKS Pacific, Inc.	(173,189)
		(187,160)

Consumer Staples - (4.1)%
(6,307)	Albany Molecular Research, Inc.	(104,129)
(330)	Ascent Capital Group, Inc., Class A	(7,646)
(7,700)	Carriage Services, Inc.	(182,105)
(2,137)	Cenveo, Inc.	(15,066)
(6,169)	Depomed, Inc.	(154,163)
(4,093)	Healthways, Inc.	(108,301)
		(571,410)

Energy - (2.0)%
(1,700)	Clean Energy Fuels Corp.	(7,599)
(9,000)	Gastar Exploration, Inc.	(7,603)
(400)	Helix Energy Solutions Group, Inc.	(3,252)
(5,560)	Oasis Petroleum, Inc.	(63,773)
(23,672)	Renewable Energy Group, Inc.	(200,502)
		(282,729)

Financial - (0.6)%
(2,292)	Encore Capital Group, Inc.	(51,524)
(1,000)	Forestar Group, Inc.	(11,710)
(300)	FXCM, Inc., Class A	(2,631)
(1,500)	TCP Capital Corp.	(24,570)
		(90,435)

Healthcare - (1.8)%
(4,407)	Quidel Corp.	(97,351)
(5,215)	Repligen Corp.	(157,441)
		(254,792)

Industrial - (2.7)%
(6,300)	Altra Industrial Motion Corp.	(182,511)
(2,086)	Fluidigm Corp.	(16,709)
(15,443)	TTM Technologies, Inc.	(176,822)
		(376,042)

Information Technology - (0.9)%
(9,116)	Advanced Micro Devices, Inc.	(62,991)
(3,355)	Avid Technology, Inc.	(26,639)
(500)	Envestnet, Inc.	(18,225)
(17,600)	Quantum Corp.	(12,957)
		(120,812)

Materials - (0.8)%
(3,435)	Aceto Corp.	(65,230)
(3,996)	Silver Standard Resources, Inc.	(48,192)
		(113,422)

Telecommunication Services - (2.2)%
(687)	Blucora, Inc.	(7,694)
(7,500)	Global Eagle Entertainment, Inc.	(62,325)
(18,100)	Harmonic, Inc.	(107,333)
(8,800)	Pandora Media, Inc.	(126,104)
(600)	Web.com Group, Inc.	(10,362)
		(313,818)

Utilities - (0.1)%
(2,811)	EnerNOC, Inc.	(15,208)
Total Common Stock (Proceeds $(2,543,555))		(2,325,828)
Total Short Positions - (16.5)% (Proceeds $(2,543,555))		$(2,325,828)
See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.0)%

Put Options Written - (0.0)%
(64)	SPDR S&P 500 ETF Trust	$192.00	12/16	$(7,456)

Total Put Options Written (Premiums Received $(13,811))	(7,456)

Total Written Options - (0.0)% (Premiums Received $(13,811))	$(7,456)

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $4,577,767 or 32.4% of net assets.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Variable rate security. Rate presented is as of September 30, 2016.

At September 30, 2016, The Fund held the following credit default swap agreements:

Credit Default Swaps – Buy Protection

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 09/30/16(1)	Notional Amount	Net Unrealized Depreciation
BNP Paribas	Host Hotels & Resorts, 4.75%, 03/01/23	1.00%	06/20/21	1.00%	$5,000,000	$(41,921)
BNP Paribas	Nordstrom Inc, 6.95%, 03/15/28	1.00	06/20/21	1.42	5,000,000	(5,116)
BNP Paribas	Ryder Systems Inc, 2.55%, 06/01/19	1.00	06/20/21	0.82	10,000,000	(166,162)
						$(213,199)

(1) Credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

At September 30, 2016, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
(5)	Russell 2000 Mini Future	12/20/16	$(625,688)	$1,538

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$949,769
Gross Unrealized Depreciation	(719,125)
Net Unrealized Appreciation	$230,644

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Corporate Convertible Bonds	$-	$6,097,969	$-	$6,097,969
Corporate Non-Convertible Bonds	-	5,415,525	-	5,415,525
Money Market Fund	-	1,146,090	-	1,146,090
Purchased Options	27,328	-	-	27,328
Total Investments At Value	$27,328	$12,659,584	$-	$12,686,912
Other Financial Instruments**
Futures	1,538	-	-	1,538
Total Assets	$28,866	$12,659,584	$-	$12,688,450

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock	$(2,325,828)	$-	$-	$(2,325,828)
Total Securities Sold Short	$(2,325,828)	$-	$-	$(2,325,828)
Other Financial Instruments**
Written Options	(7,456)	-	-	(7,456)
Credit Default Swaps	-	(213,199)	-	(213,199)
Total Other Financial Instruments**	$(7,456)	$(213,199)	$-	$(220,655)
Total Liabilities	$(2,333,284)	$(213,199)	$-	$(2,546,483)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps and futures, which are valued at the unrealized appreciation/(depreciation) of the instrument. Written options are reported at their market value at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2016

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	53.2%
Money Market Fund	45.2%
Purchased Options	1.3%
Short Positions
Common Stock	-0.3%
Investment Companies	-35.0%
Written Options	-0.7%
Other Assets less Liabilities*	36.3%
100.0%

*  Consists of deposits with the custodian and/or brokers for securities sold short, prepaid expenses, receivables,   payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 36.2% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	10.3%	100.0%
Consumer Staples	23.9%	0.0%
Energy	8.1%	0.0%
Financial	23.5%	0.0%
Healthcare	1.1%	0.0%
Industrial	14.4%	0.0%
Information Technology	3.6%	0.0%
Materials	10.1%	0.0%
Telecommunication Services	5.0%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Long Positions - 99.7%
Common Stock - 53.2%
Consumer Discretionary - 5.5%
2,835	American Airlines Group, Inc. (a)(b)(c)	$103,789
385	CarMax, Inc. (a)(d)	20,540
770	CVS Health Corp. (a)	68,522
4,305	General Motors Co. (a)	136,770
1,880	Harley-Davidson, Inc. (a)(b)(c)	98,869
2,850	Kohl's Corp. (a)	124,688
1,315	Macy's, Inc. (a)(b)(c)	48,721
730	VF Corp.	40,917
565	Walgreens Boots Alliance, Inc.	45,550
		688,366
Consumer Staples - 12.7%
150	AMERCO (d)	48,634
1,965	Diageo PLC, ADR	228,019
3,045	Express Scripts Holding Co. (d)	214,764
330	McKesson Corp.	55,027
2,550	Nestle SA, ADR	201,501
1,740	Philip Morris International, Inc.	169,163
12,710	Quanta Services, Inc. (a)(d)	355,753
2,300	Robert Half International, Inc.	87,078
6,140	Sanofi, ADR	234,487
		1,594,426
Energy - 4.3%
1,145	Diamond Offshore Drilling, Inc. (a)	20,163
1,140	FMC Technologies, Inc. (a)(d)	33,824
3,480	Halliburton Co. (a)	156,182
700	National Oilwell Varco, Inc. (a)	25,718
1,255	Schlumberger, Ltd. (a)	98,693
4,870	Spectra Energy Corp.	208,193
		542,773
Financial - 12.5%
2,030	American Express Co. (a)	130,001
1,140	American International Group, Inc. (a)(c)	67,648
1,275	Aon PLC (a)	143,425
11,660	Bank of America Corp. (a)	182,479
1,220	Berkshire Hathaway, Inc., Class B (a)(d)	176,253
4,410	Brookfield Asset Management, Inc., Class A	155,144
3,875	CBRE Group, Inc., Class A (a)(d)	108,423
2,010	Citigroup, Inc. (a)	94,932
2,590	JPMorgan Chase & Co. (a)	172,468
5,060	The Bank of New York Mellon Corp.	201,793
2,400	WR Berkley Corp.	138,624
		1,571,190

Healthcare - 0.6%
410	Becton Dickinson and Co.	73,689

Industrial - 7.7%
950	Emerson Electric Co.	51,784
2,750	Expeditors International of Washington, Inc.	141,680
4,270	Jacobs Engineering Group, Inc. (a)(d)	220,844
6,315	Leucadia National Corp. (a)	120,238
1,200	The Boeing Co. (a)(c)	158,088
920	Union Pacific Corp. (a)(b)(c)	89,728
500	United Parcel Service, Inc., Class B (a)	54,680
930	Valmont Industries, Inc. (a)	125,150
		962,192
Information Technology - 1.9%
2,095	Apple, Inc. (a)(b)(c)	236,840

Materials - 5.4%
1,890	Monsanto Co.	193,158
1,595	Praxair, Inc.	192,724
3,750	Royal Gold, Inc.	290,362
		676,244
Telecommunication Services - 2.6%
104	Alphabet, Inc., Class A (a)(d)	83,622
62	Alphabet, Inc., Class C (a)(d)	48,192
2,365	CBS Corp., Class B (a)	129,460
5,575	Spark Networks, Inc. (a)(d)	8,809
670	The Walt Disney Co. (a)	62,216
		332,299

Total Common Stock (Cost $5,650,348)	6,678,019

Money Market Fund - 45.2%
5,662,791	State Street Institutional Treasury Money Market Fund, 0.18% (e) (Cost $5,662,791)	5,662,791

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 1.3%
Call Options Purchased - 0.9%
7	Apple, Inc.	$105.00	03/17	8,050
190	SPDR S&P 500 ETF Trust	220.00	03/17	108,300
Total Call Options Purchased (Premiums Paid $144,317)				116,350

Put Options Purchased - 0.4%
740	Financial Select Sector SPDR ETF	22.00	03/17	39,960
101	SPDR S&P 500 ETF Trust	125.00	03/17	1,717
13	The Hain Celestial Group, Inc.	25.00	02/17	455
Total Put Options Purchased (Premiums Paid $85,560)				42,132

Total Purchased Options (Premiums Paid $229,877)	158,482
Total Long Positions - 99.7% (Cost $11,543,016)*	12,499,292
Total Short Positions - (35.3)% (Proceeds $(4,420,744))*	(4,424,128)
Total Written Options - (0.7)% (Premiums Received $(194,390))*	(87,231)
Other Assets & Liabilities, Net – 36.3%	4,555,318
Net Assets – 100.0%	$12,543,251

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2016

Shares	Security Description	Value

Short Positions - (35.3)%
Common Stock – (0.3)%
Consumer Discretionary - (0.3)%
(260)	McDonald's Corp.	$(29,994)
Total Common Stock (Proceeds $(30,480))		(29,994)

Investment Companies - (35.0)%
(20,315)	SPDR S&P 500 ETF Trust	(4,394,134)

Total Investment Companies (Proceeds $(4,390,264))		(4,394,134)
Total Short Positions - (35.3)% (Proceeds $(4,420,744))		$(4,424,128)

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.7)%
Call Options Written - (0.1)%
(16)	American Airlines Group, Inc.	$50.00	01/17	$(224)
(7)	Apple, Inc.	135.00	03/17	(630)
(2)	Chipotle Mexican Grill, Inc.	520.00	03/17	(1,540)
(7)	Harley-Davidson, Inc.	50.00	01/18	(5,460)
(10)	Macy's, Inc.	40.00	01/17	(1,520)
(3)	Tesla Motors, Inc.	295.00	03/17	(450)
(9)	Union Pacific Corp.	90.00	01/17	(8,550)
Total Call Options Written (Premiums Received $(18,469))				(18,374)
Put Options Written - (0.6)%
(13)	American Airlines Group, Inc.	30.00	01/17	(1,079)
(24)	American International Group, Inc.	40.00	01/17	(480)
(5)	Apple, Inc.	75.00	01/18	(1,030)
(7)	Harley-Davidson, Inc.	40.00	01/18	(2,100)
(10)	Macy's, Inc.	30.00	01/17	(680)
(76)	SPDR S&P 500 ETF Trust	200.00	03/17	(34,922)
(165)	SPDR S&P 500 ETF Trust	170.00	03/17	(21,450)
(5)	The Boeing Co.	100.00	01/18	(2,525)
(13)	The Hain Celestial Group, Inc.	35.00	02/17	(4,420)
(9)	Union Pacific Corp.	65.00	01/17	(171)
Total Put Options Written (Premiums Received $(175,921))				(68,857)

Total Written Options - (0.7)% (Premiums Received $(194,390))	$(87,231)

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2016

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Subject to call option written by the Fund.
(c)	Subject to put option written by the Fund.
(d)	Non-income producing security.
(e)	Variable rate security. Rate presented is as of September 30, 2016.
*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,205,761
Gross Unrealized Depreciation	(145,710)
Net Unrealized Appreciation	$1,060,051

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Consumer Discretionary	$688,366	$-	$-	$688,366
Consumer Staples	1,594,426	-	-	1,594,426
Energy	542,773	-	-	542,773
Financial	1,571,190	-	-	1,571,190
Healthcare	73,689	-	-	73,689
Industrial	962,192	-	-	962,192
Information Technology	236,840	-	-	236,840
Materials	676,244	-	-	676,244
Telecommunication Services	332,299	-	-	332,299
Money Market Fund	-	5,662,791	-	5,662,791
Purchased Options	50,182	108,300	-	158,482
Total Investments At Value	$6,728,201	$5,771,091	$-	$12,499,292
Total Assets	$6,728,201	$5,771,091	$-	$12,499,292

Liabilities
Securities Sold Short
Common Stock	$(29,994)	$-	$-	$(29,994)
Investment Companies	(4,394,134)	-	-	(4,394,134)
Total Securities Sold Short	$(4,424,128)	$-	$-	$(4,424,128)
Other Financial Instruments**
Written Options	(52,309)	(34,922)	-	(87,231)
Total Liabilities	$(4,476,437)	$(34,922)	$-	$(4,511,359)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as written options, which are reported at their market value at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND
ASSETS
. Total investments, at value (Cost $679,805,933, $12,680,350 and $11,543,015, respectively)	$773,721,118	$12,686,912	$12,499,292
Total investments in affiliates, at value (Cost $12,010,000, $0 and $0, respectively)	12,541,361	-	-
Total Investments	$786,262,479	$12,686,912	$12,499,292
Deposits with brokers	262,174,196	2,801,555	4,544,942
Cash	157,100,232	857,680	-
Foreign currency (Cost $5,710,259, $0 and $0, respectively)	5,785,193	-	-
Receivables:
Fund shares sold	1,335,096	16,824	-
Investment securities sold	20,905,684	257,746	-
Dividends and interest	3,351,026	185,418	34,664
Swap premiums paid	1,409,806	217,614	-
Unrealized gain on swap agreements	62,930	-	-
Unrealized gain on forward currency contracts	348	-	-
Prepaid expenses	39,004	18,656	3,299
Deferred offering costs	-	-	19,569
Total Assets	1,238,425,994	17,042,405	17,101,766

LIABILITIES
Swap premiums received	444,406	-	-
Unrealized loss on swap agreements	443,586	213,199	-
Unrealized loss on forward currency contracts	2,434	-	-
Securities sold short, at value (Proceeds $378,806,411, $2,543,555 and $4,420,744, respectively)	357,370,160	2,325,828	4,424,128
Call options written, at value (Premiums received $461,000, $0 and $18,469, respectively)	408,820	-	18,374
Put options written, at value (Premiums received $3,994,707, $13,811 and $175,921, respectively)	1,564,317	7,456	68,857
Payables:
Investment securities purchased	23,151,486	338,855	-
Fund shares redeemed	503,667	15,689	-
Dividends and interest on securities sold short	631,146	889	21,982
Other	60,625	-	1,641
Accrued Liabilities:
Investment adviser fees	1,117,063	5,770	3,594
Trustees' fees and expenses	4,019	11	20
Fund services fees	75,280	4,208	3,359
Other expenses	239,718	2,032	16,560
Total Liabilities	386,016,727	2,913,937	4,558,515

NET ASSETS	$852,409,267	$14,128,468	$12,543,251

COMPONENTS OF NET ASSETS
Paid-in capital	$750,755,184	$15,274,729	$11,993,098
Undistributed (distributions in excess of) net investment income	(5,186,702)	127,912	(98,895)
Accumulated net realized loss	(8,501,894)	(1,293,156)	(411,003)
Net unrealized appreciation	115,342,679	18,983	1,060,051
NET ASSETS	$852,409,267	$14,128,468	$12,543,251

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	79,532,337	1,435,748	1,196,696
R Shares	2,373,679	-	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $828,297,350, $14,128,468 and $12,543,251, respectively)	$10.41	$9.84	$10.48
R Shares (based on net assets of $24,111,917, $0 and $0, respectively)	$10.16	$-	$-

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2016

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $147,437, $0 and $3,120, respectively)	$5,082,139	$932	$76,020
Interest income	3,754,034	294,135	-
Total Investment Income	8,836,173	295,067	76,020

EXPENSES
Investment adviser fees	7,321,608	120,076	99,283
Fund services fees	354,211	27,557	19,587
Transfer agent fees:
Institutional Shares	56,737	-	-
R Shares	29,941	-	-
Distribution fees:
R Shares	31,333	-	-
Custodian fees	266,621	11,183	8,517
Registration fees:
Institutional Shares	18,654	9,126	4,865
R Shares	7,395	-	-
Professional fees	111,606	22,893	14,191
Trustees' fees and expenses	25,602	3,472	3,400
Offering costs	-	-	40,110
Dividend and interest expense on securities sold short	3,820,604	4,474	22,445
Interest expense	1,292,557	7,173	20,394
Miscellaneous expenses	490,939	24,530	9,598
Total Expenses	13,827,808	230,484	242,390
Fees waived and expenses reimbursed	(96,307)	(72,494)	(78,550)
Net Expenses	13,731,501	157,990	163,840

NET INVESTMENT INCOME (LOSS)	(4,895,328)	137,077	(87,820)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	23,641,665	(48,952)	193,370
Foreign currency transactions	541,716	-	-
Futures	(20,670,968)	(81,840)	-
Securities sold short	(13,541,539)	97,525	(268,404)
Written options	254,104	24,659	9,605
Swaps	(768,985)	123,100	-
Net realized gain (loss)	(10,544,007)	114,492	(65,429)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	26,936,142	1,296,278	367,610
Investments in affiliated issuers	323,108	-	-
Foreign currency translations	(751,317)	-	-
Futures	4,950,636	1,538	-
Securities sold short	(15,168,248)	(680,460)	30,887
Written options	1,853,953	6,355	77,486
Swaps	(682,066)	(350,608)	-
Net change in unrealized appreciation (depreciation)	17,462,208	273,103	475,983
NET REALIZED AND UNREALIZED GAIN	6,918,201	387,595	410,554
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,022,873	$524,672	$322,734

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CREDIT OPPORTUNITIES FUND		ABSOLUTE CAPITAL OPPORTUNITIES FUND
	For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016	For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016	For the Six Months Ended September 30, 2016	December 30, 2015* Through March 31, 2016
OPERATIONS
Net investment income (loss)	$(4,895,328)	$(12,395,892)	$137,077	$306,110	$(87,820)	$(27,991)
Net realized gain (loss)	(10,544,007)	163,750,355	114,492	(534,401)	(65,429)	(345,570)
Net change in unrealized appreciation (depreciation)	17,462,208	(135,984,502)	273,103	(545,716)	475,983	584,068
Increase (Decrease) in Net Assets Resulting from Operations	2,022,873	15,369,961	524,672	(774,007)	322,734	210,507

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	-	(242,788)	(53,365)	-	-
Net realized gain:
Institutional Shares	-	(80,762,590)	-	-	-	-
R Shares	-	(2,260,518)	-	-	-	-
Total Distributions to Shareholders	-	(83,023,108)	(242,788)	(53,365)	-	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	126,010,794	215,827,423	516,484	2,786,811	-	12,010,010
R Shares	2,468,959	15,701,944	-	-	-	-
Reinvestment of distributions:
Institutional Shares	-	72,366,513	239,243	52,114	-	-
R Shares	-	2,150,061	-	-	-	-
Redemption of shares:
Institutional Shares	(216,506,579)	(898,554,282)	(3,530,319)	(33,488,068)	-	-
R Shares	(4,318,303)	(38,555,236)	-	-	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	(92,345,129)	(631,063,577)	(2,774,592)	(30,649,143)	-	12,010,010
Increase (Decrease) in Net Assets	(90,322,256)	(698,716,724)	(2,492,708)	(31,476,515)	322,734	12,220,517

NET ASSETS
Beginning of Period	942,731,523	1,641,448,247	16,621,176	48,097,691	12,220,517	-
End of Period (Including line (a))	$852,409,267	$942,731,523	$14,128,468	$16,621,176	$12,543,251	$(2,146,826,273

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,935,399	20,104,305	52,735	282,705	-	1,196,696
R Shares	240,338	1,473,324	-	-	-	-
Reinvestment of distributions:
Institutional Shares	-	7,150,841	24,462	5,238	-	-
R Shares	-	216,740	-	-	-	-
Redemption of shares:
Institutional Shares	(20,556,690)	(83,374,581)	(360,228)	(3,416,424)	-	-
R Shares	(421,335)	(3,601,304)	-	-	-	-
Increase (Decrease) in Shares	(8,802,288)	(58,030,675)	(283,031)	(3,128,481)	-	1,196,696

(a) Undistributed (distributions in excess of) net investment income	$(5,186,702)	$(291,374)	$127,912	$233,623	$(98,895)	$(11,075)
* Commencement of operations.

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE FUNDS FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

		Investment Operations			Distributions to Shareholders from:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000's)
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
09/30/16	$10.40	$(0.06)	$0.07	$0.01	$—	$—	$—	$10.41	0.10%	$828,297
03/31/16	11.04	(0.11)	0.31	0.20	—	(0.84)	(0.84)	10.40	2.05	916,747
03/31/15	11.01	(0.08)	0.11	0.03	—	—	—	11.04	0.27	1,592,872
03/31/14	11.24	(0.10)	(0.13)	(0.23)	—	—	—	11.01	(2.05)	2,697,675
03/31/13	11.09	(0.10)	0.25	0.15	—	—	—	11.24	1.35	3,799,857
03/31/12	10.80	(0.09)	0.45	0.36	(0.02)	(0.05)	(0.07)	11.09	3.36	3,889,319
R SHARES
09/30/16	10.17	(0.08)	0.07	(0.01)	—	—	—	10.16	(0.10)	24,112
03/31/16	10.88	(0.17)	0.30	0.13	—	(0.84)	(0.84)	10.17	1.41	25,985
03/31/15	10.90	(0.13)	0.11	(0.02)	—	—	—	10.88	(0.18)	48,577
03/31/14	11.18	(0.14)	(0.14)	(0.28)	—	—	—	10.90	(2.50)	66,589
03/31/13	11.08	(0.15)	0.25	0.10	—	—	—	11.18	0.90	88,390
03/31/12	10.82	(0.16)	0.47	0.31	—	(0.05)	(0.05)	11.08	2.87	94,113

ABSOLUTE CREDIT OPPORTUNITIES FUND
INSTITUTIONAL SHARES
09/30/16	$9.67	$0.09	$0.24	$0.33	$(0.16)	$—	$(0.16)	$9.84	3.46%	$14,128
03/31/16	9.92	0.09	(0.33)	(0.24)	(0.01)	—	(0.01)	9.67	(2.40)	16,621
03/31/15	11.03	(0.18)	0.64	0.46	—	(1.57)	(1.57)	9.92	4.28	48,098
03/31/14	11.63	(0.22)	(0.38)	(0.60)	—	—	—	11.03	(5.16)	115,208
03/31/13	11.59	(0.26)	0.30	0.04	—	—	—	11.63	0.34	382,447
03/31/12	12.41	(0.25)	(0.21)	(0.46)	—	(0.36)	(0.36)	11.59	(3.68)	510,921

ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
09/30/16	$10.21	$(0.07)	$0.34	$0.27	$—	$—	$—	$10.48	2.64%	$12,543
03/31/16(c)	10.00	(0.03)	0.24	0.21	—	—	—	10.21	2.10 (d)	12,221

(a)	Calculated based on average shares outstanding during each period.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)	Commencement of operations for Absolute Capital Opportunities Fund was December 30, 2015.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE FUNDS FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data (Ratios to Average Net Assets)
Net Investment Income (Loss)	Net Expenses	Dividend and Interest Expenses	Net Expenses without Dividend and Interest Expenses		Gross Expenses		Portfolio Turnover Rate

(1.05)%		2.98%	1.11%	1.87%	3.00	%(b)	34%
(1.02)		2.65	0.81	1.84	2.66	(b)	70
(0.70)		2.58	0.79	1.79	2.58		78
(0.85)		2.45	0.72	1.73	2.47	(b)	75
(0.87)		2.57	0.84	1.73	2.57		68
(0.80)		2.58	0.85	1.73	2.58		112

(1.61)		3.54	1.11	2.43	3.56	(b)	34
(1.59)		3.23	0.83	2.40	3.24	(b)	70
(1.17)		3.09	0.79	2.30	3.09		78
(1.23)		2.92	0.73	2.19	2.93	(b)	75
(1.34)		2.98	0.84	2.14	2.98		68
(1.43)		2.95	0.81	2.14	2.95		112

1.82%		2.10%	0.15%	1.95%	3.06	%(b)	50%
0.90		2.08	0.13	1.95	2.62	(b)	83
(1.62)		2.46	0.51	1.95	3.39	(b)	218
(1.95)		3.19	0.39	2.80	3.44	(b)	157
(2.25)		3.94	0.99	2.95	4.00	(b)	205
(2.12)		3.56	0.61	2.95	3.58	(b)	430

(1.41)%		2.63%	0.68%	1.95%	3.90	%(b)	7%
(1.13	)(e)	2.20 (e)	0.25 (e)	1.95 (e)	4.37	(b)(e)	6 (d)

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 1. Organization
Absolute Strategies Fund, Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds (the "Trust").
The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Credit Opportunities Fund currently offers Institutional Shares. Absolute Credit Opportunities Fund commenced operations on October 21, 2008. Absolute Credit Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares. Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.
Effective October 1, 2014, the Absolute Opportunities Fund changed its investment strategy and was renamed Absolute Credit Opportunities Fund.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities such as shares of exchange traded funds and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Futures contracts are valued at the day's settlement price on the exchange where the contract is traded. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and

33	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2016, for each Fund's investments is included in each Fund's Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein,

34	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Notional amounts of each individual futures contract outstanding as of September 30, 2016, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.
Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund's Statement of Operations.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
The values of each individual purchased option outstanding as of September 30, 2016, are disclosed in each Fund's Schedule of Investments.
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written
35	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of September 30, 2016, are disclosed in each Fund's Schedule of Call and Put Options Written. Transactions in written options during the period ended September 30, 2016, were as follows:
Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2016	(7,438)	$(1,733,180)	(7,234)	$(3,705,331)
Options written	(236)	(101,205)	(2,700)	(1,429,135)
Options terminated in closing transactions	6,498	1,373,385	2,003	1,006,576
Options exercised	-	-	-	-
Options expired	-	-	335	133,183
Options Outstanding, September 30, 2016	(1,176)	$(461,000)	(7,596)	$(3,994,707)

Absolute Credit Opportunities Fund
	Puts
	Number of
	Contracts	Premiums
Options Outstanding, March 31, 2016	-	$-
Options written	(128)	(38,677)
Options terminated in closing transactions	64	24,866
Options exercised	-	-
Options expired	-	-
Options Outstanding, September 30, 2016	(64)	$(13,811)

Absolute Capital Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2016	(338)	$(75,625)	(322)	$(170,087)
Options written	(12)	(5,405)	(94)	(56,233)
Options terminated in closing transactions	296	62,561	89	50,399
Options exercised	-	-	-	-
Options expired	-	-	-	-
Options Outstanding, September 30, 2016	(54)	$(18,469)	(327)	$(175,921)

36	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.
Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2016, for each Fund, if any, are disclosed in each Fund's Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.
Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.
Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.
The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.
Notional amounts of each individual interest rate swap agreement outstanding as of September 30, 2016, if any, are disclosed in each Fund's Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.  The Funds did not enter into any interest rate swaps during the period ended September 30, 2016.
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.
When-Issued Transactions – Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise
37	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gainsand net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Absolute Strategies Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Offering Costs – Offering costs for the Absolute Capital Opportunities Fund of $79,572 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Absolute Capital Opportunities Fund.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of September 30, 2016, the Absolute Strategies Fund and Absolute Credit Opportunities Fund held $156,850,232 and $607,680, respectively, as cash reserves at Citibank, N.A. and State Street Bank and Trust Company that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Absolute Investment Advisers LLC (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.60% of each Fund's average daily net assets.
38	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Each sub-advisory fee, calculated as a percentage of each Fund's average daily net assets managed by each sub-adviser, is paid by the Adviser.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the "Plan") for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, R Shares are subject to a Rule 12b-1 fee of up to 0.35% of the R Shares average daily net assets; however, currently the Board limits 12b-1 fees on R Shares to 0.25% of average daily net assets.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Credit Opportunities Fund and Absolute Capital Opportunities to 1.95% through August 1, 2017. The Adviser waived fees of $72,494 and $78,550 for Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund, respectively, for the period ended September 30, 2016.

During the period, Absolute Strategies Fund invested in Absolute Capital Opportunities Fund. As of September 30, 2016, Absolute Strategies Fund owned approximately 99.9% of Absolute Capital Opportunities Fund. The Adviser has agreed to waive fees in an amount equal to the fee it receives from Absolute Capital Opportunities Fund based on Absolute Strategies Fund's investment in Absolute Capital Opportunities Fund. For the period ended September 30, 2016, the Adviser waived fees of $93,668 for Absolute Strategies Fund.

The Absolute Credit Opportunities Fund and Absolute Capital Opportunities Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed 1.95%. As of September 30, 2016, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:
Absolute Credit Opportunities Fund	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2014	$686,328	March 31, 2017	$-
March 31, 2015	$695,506	March 31, 2018	$-
March 31, 2016	$180,734	March 31, 2019	$-
September 30, 2016	$72,494	March 31, 2020	$-

Absolute Capital Opportunities Fund
March 31, 2016	$53,598	March 31, 2019	$-
September 30, 2016	$78,550	March 31, 2020	$-
39	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2016, were as follows:
Absolute Strategies Fund

Non-U.S. Government Obligations
Purchases	Sales
$202,468,088	$300,944,338

Absolute Credit Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$5,730,824	$8,511,760

Absolute Capital Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$448,469	$544,331

Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2016, for any derivative type during the period is as follows:
	Absolute Strategies Fund	Absolute Credit Opportunities Fund	Absolute Capital Opportunities Fund
Forward Currency Contracts	$30,170,015	$-	$-
Futures Contracts	1,997,354,157	2,883,398	-
Purchased Options	6,756,640	101,025	216,682
Written Options	(1,530,340)	(38,677)	(61,638)
Credit Default Swaps	150,000,000	15,000,000	-

Each Fund's use of derivatives for the period ended September 30, 2016, was limited to credit default swaps, options, forward currency contracts and futures contracts.
Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of September 30, 2016:
Absolute Strategies Fund
Location:	Currency Contracts	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$-	$1,409,806	$-
Unrealized gain on swap agreements	-	62,930	-
Unrealized gain on forward currency contracts	348	-	-
Total investments, at value	-	-	4,450,743
Total asset derivatives	$348	$1,472,736	$4,450,743

Liability derivatives:
Swap premiums received	$-	$(444,406)	$-
Unrealized loss on swap agreements	-	(443,586)	-
Unrealized loss on forward currency contracts	(2,434)	-	-
Call options written, at value	-	-	(408,820)
Put options written, at value	-	-	(1,564,317)
Total liability derivatives	$(2,434)	$(887,992)	$(1,973,137)

40	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$217,614	$-
Total investments, at value	-	27,328
Total asset derivatives	$217,614	$27,328

Liability derivatives:
Unrealized loss on swap agreements	$(213,199)	$-
Put options written, at value	-	(7,456)
Total liability derivatives	$(213,199)	$(7,456)

Absolute Capital Opportunities Fund
Location:	Equity Contracts
Asset derivatives:
Total investments, at value	$158,482
Total asset derivatives	$158,482

Liability derivatives:
Call options written, at value	$(18,374)
Put options written, at value	(68,857)
Total liability derivatives	$(87,231)

Realized and unrealized gains and losses on derivatives contracts for the period ended September 30, 2016, are recorded by each Fund in the following locations on the Statements of Operations:
Absolute Strategies Fund
Location:	Commodity Contracts	Credit Contracts	Equity Contracts	Forward Currency Contracts	Interest Contracts
Net realized gain (loss) on:
Swaps	$-	$(768,985)	$-	$-	$-
Futures	7,688,943	-	(28,075,995)	-	(283,916)
Investments	-	-	250,144	-	-
Written options	-	-	254,104	-	-
Foreign currency transactions	-	-	-	12,995	-
Total net realized gain (loss)	$7,688,943	$(768,985)	$(27,571,747)	$12,995	$(283,916)

Net change in unrealized appreciation (depreciation) on:
Swaps	$-	$(682,066)	$-	$-	$-
Futures	(450,601)	-	5,228,735	-	172,502
Investments	-	-	(3,257,723)	-	-
Written options	-	-	1,853,953	-	-
Foreign currency translations	-	-	-	(7,085)	-
Total net change in unrealized appreciation (depreciation)	$(450,601)	$(682,066)	$3,824,965	$(7,085)	$172,502

41	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Net realized gain (loss) on:
Swaps	$123,100	$-
Futures	-	(81,840)
Investments	-	(58,264)
Written Options	-	24,659
Total net realized gain (loss)	$123,100	$(115,445)

Net change in unrealized appreciation (depreciation) on:
Swaps	$(350,608)	$-
Futures	-	1,538
Investments	-	(14,338)
Written Options	-	6,355
Total net change in unrealized appreciation (depreciation)	$(350,608)	$(6,445)

Absolute Capital Opportunities Fund
Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$125,462
Written Options	9,605
Total net realized gain (loss)	$135,067

Net change in unrealized appreciation (depreciation) on:
Investments	$(71,107)
Written Options	77,486
Total net change in unrealized appreciation (depreciation)	$6,379

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2016. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received)Pledged**	Cash Collateral (Received) Pledged**	Net Amount

Absolute Strategies Fund

Assets:
Over-the-counter derivatives*	$5,923,827	$-	$-	$5,923,827
Liabilities:
Over-the-counter derivatives*	(2,863,563)	1,973,137	890,426	-

Absolute Credit Opportunities Fund

Assets:
Over-the-counter derivatives*	$244,942	$-	$-	$244,942
Liabilities:
Over-the-counter derivatives*	(220,655)	7,456	213,199	-

Absolute Capital Opportunities Fund

Assets:
Over-the-counter derivatives*	$158,482	$-	$-	$158,482
Liabilities:
Over-the-counter derivatives*	(87,231)	87,231	-	-

*   Over-the-counter derivatives may consist of forward currency contracts, options contracts, futures contracts and swap agreements.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
** The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.
42	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 8. Federal Income Tax
As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Absolute Strategies Fund	$34,763,411	$56,331,552	$-	$8,536,247	$99,631,210
Absolute Credit Opportunities Fund	228,068	-	(1,085,868)	(570,345)	(1,428,145)
Absolute Capital Opportunities Fund	-	-	(109,052)	336,471	227,419

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, passive foreign investment holdings, real estate investment trusts, constructive sales, straddles, convertible bond premium, contingent payment debt instruments, cover loss deferrals, short dividends, currency contracts, partnerships and credit default swaps.
As of March 31, 2016, the Absolute Credit Opportunities Fund had $142,252 of available short-term capital loss carryforwards and $943,616 of available long-term capital loss carryforwards that have no expiration date.
For tax purposes, the prior year post-October loss was $97,977 for Absolute Capital Opportunities Fund (realized during the period December 30, 2015 through March 31, 2016), and the prior deferred late year ordinary loss was $11,075 for Absolute Capital Opportunities Fund (realized during the period January 1, 2016 through March 31, 2016). These losses were recognized for tax purposes on the first business day of the Fund's current fiscal year, April 1, 2016.
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
43	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016, through September 30, 2016.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$1,000.96	$14.95	2.98%
Hypothetical (5% return before taxes)	$1,000.00	$1,010.13	$15.02	2.98%
R Shares
Actual	$1,000.00	$999.01	$17.74	3.54%
Hypothetical (5% return before taxes)	$1,000.00	$1,007.32	$17.81	3.54%
44	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2016

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
Absolute Credit Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,034.56	$10.71	2.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,014.54	$10.61	2.10%

Absolute Capital Opportunities Fund
Institutional Shares
Actual	$1,000.00	$1,026.44	$13.36	2.63%
Hypothetical (5% return before taxes)	$1,000.00	$1,011.88	$13.26	2.63%

* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.
44	ABSOLUTE FUNDS

ABSOLUTE FUNDS
P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

212-SAR-0916

ADALTA

INTERNATIONAL FUND

SEMI-ANNUAL REPORT

September 30, 2016
(Unaudited)

ADALTA CAPITAL MANAGEMENT LLC

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

Dear Shareholders:
We are pleased to provide the Adalta International Fund's (the "International Fund's") semi-annual report for the period ended September 30, 2016. The International Fund's net asset value was $16.27 per share as of September 30, 2016, realizing a return of 4.23% for the six-month period (the "Semi-Annual Period"). The International Fund's return compares with a return of 6.22% for the International Fund's benchmark, the MSCI All-Country World Index Ex-US ("MSCI ACWI Ex-US" or the "Benchmark") and 4.88% for the MSCI EAFE. The International Fund's one-year return at the end of the Semi-Annual Period outperformed both the Benchmark and the MSCI EAFE. For a longer-term perspective, please see the Performance Chart and Analysis on page 4.
The International Fund is invested in line with its strategy to invest primarily in equity securities of non-U.S. companies of any size, including those located in emerging markets, and remains focused on those equity securities that we believe have above average earnings or revenue growth and/or potential price appreciation. We continue to have strong conviction that there is substantial value to be found in foreign markets, and in particular in emerging markets, as global fears (geopolitics, anticipation of U.S. interest rate increases) remain prominent in headlines and appear to impact stock prices. Ahead is a new year with a new U.S. president in office. We believe the new U.S. administration has had and will continue to have an impact on world markets. Simultaneously, economic growth in terms of Gross Domestic Product in the Asian region – where the International Fund has significant exposure – is currently projected by Bank of America Merrill Lynch at approximately 6% on average.1 We believe these forces may have a positive influence on the International Fund. The portfolio is positioned well with common stocks we believe have been trading well below intrinsic value, and we remain opportunistic to take advantage of market dislocations as we have historically.
Thank you for your continued trust and support. We believe your patience will be rewarded, and we remain enthusiastic shareholders with you in the International Fund.
Sincerely,
David E. Rappa Peter A. Vlachos
Co-Manager Co-Manager

IMPORTANT RISKS AND DISCLOSURE:
Effective June 30, 2016 the Beck, Mack & Oliver International Fund was re-named the Adalta International Fund. Additionally, the Investment Adviser is now Adalta Capital Management LLC, formerly advised by Beck, Mack & Oliver LLC.

1 Bank of America Merrill Lynch, GEMs Year Ahead – A binary year, 17 November 2016, 4.

2

ADALTA INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The International Fund's exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from the European Union (EU). Also, if one or more countries were to exit the EU or abandon use of the euro, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. Net index data is not available prior to its inception on 01/01/01. The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada. The total return of the MSCI EAFE includes the reinvestment of dividends and income. It is not possible to invest directly in any index.
The views in this report were those of the International Fund managers as of September 30, 2016 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.
3

ADALTA INTERNATIONAL FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Adalta International Fund (the "Fund") compared with the performance of the primary benchmark, the MSCI All Cap World Index except United States ("MSCI ACWI ex US"), and the secondary benchmark, the MSCI EAFE Index ("MSCI EAFE") over the past ten years. The MSCI ACWI ex US  is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total returns of both the MSCI ACWI ex US and MSCI EAFE include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the MSCI ACWI ex US and MSCI EAFE do not include expenses. The Fund is professionally managed, while the MSCI ACWI ex US and MSCI EAFE are unmanaged and are not available for investment.
Comparison of a $10,000 Investment
Adalta International Fund vs. MSCI ACWI ex US Index and MSCI EAFE Index

Average Annual Total Returns for Periods Ended September 30, 2016:	One Year	Five Years	Ten Years
Adalta International Fund	10.25%	6.31%	2.12%
MSCI ACWI ex US Index	9.26%	6.04%	2.16%
MSCI EAFE Index	6.52%	7.39%	1.82%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 284-9829. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 2.14%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses(excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through September 30, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4

ADALTA INTERNATIONAL FUND PORTFOLIO PROFILE SEPTEMBER 30, 2016

PORTFOLIO HOLDINGS
% of Common Stock
Consumer Discretionary	24.0%
Financials	16.5%
Conglomerates	15.7%
Asset Management	11.5%
Technology	6.7%
Insurance	6.4%
Materials	5.1%
Telecommunication Services	4.7%
Capital Goods	3.2%
Consumer Staples	3.1%
Real Estate	2.3%
Industrials	0.6%
Utilities	0.2%
100.0%
5

ADALTA INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Common Stock - 79.0%
Brazil - 9.1%
949,600	GP Investments, Ltd. (a)	$2,000,141
Canada - 5.2%
1,886	Fairfax Financial Holdings, Ltd.	1,105,077
69,153	Prairie Provident Resources, Inc. (a)	46,385
		1,151,462
China - 7.8%
4,500	Baidu, Inc., ADR (a)	819,315
1,674,000	Greatview Aseptic Packaging Co., Ltd.	889,186
		1,708,501
Cyprus - 1.8%
2,021,534	Secure Property Development & Investment PLC (a)	393,032
Hong Kong - 12.4%
1,737,000	First Pacific Co., Ltd.	1,236,171
5,420,000	Genting Hong Kong, Ltd. (a)	1,490,500
		2,726,671
India - 14.6%
392,900	Dewan Housing Finance Corp., Ltd.	1,674,753
33,440	Fairfax India Holdings Corp. (a)(b)	367,840
186,500	NIIT Technologies, Ltd.	1,173,538
		3,216,131
Indonesia - 3.6%
1,000,000	Media Nusantara Citra Tbk PT	154,778
43,899,300	Panin Financial Tbk PT (a)	635,734
		790,512
Japan - 4.6%
3,300	FANUC Corp.	553,552
7,400	Hitachi Zosen Fukui Corp.	102,165
10,000	Sony Corp.	324,737
3,400	The Kansai Electric Power Co., Inc. (a)	30,686
		1,011,140
Russian Federation - 5.4%
29,326	Tarkett SA	1,184,972
South Korea - 5.3%
7,770	GS Home Shopping, Inc.	1,161,955
Switzerland - 7.8%
9,693	Dufry AG (a)	1,213,246
2,000	Roche Holding AG	496,140
		1,709,386
United Kingdom - 1.4%
64,000	Countrywide PLC	179,511

Shares/ Principal	Security Description	Value

4,491	Liberty Global PLC LiLAC, Class A (a)	$123,907
		303,418
Total Common Stock (Cost $16,890,350)		17,357,321

Preferred Stock - 0.1%
United States - 0.1%
132,573	Earlyshares.com, Inc., Class A (c)(d) (Cost $200,000)	26,236

Private Equity Fund - 0.2%
India - 0.2%
$36,915	Bharat Investors LP (a)(c)(e) (Cost $36,915)	42,615

Investment Company - 5.5%
65,749	Carlyle GMS Finance, Inc. (a)(f) (Cost $1,274,620)	1,208,469

Total Investments - 84.8% (Cost $18,401,885)*	$18,634,641
Other Assets & Liabilities, Net – 15.2%	3,333,272
Net Assets – 100.0%	$21,967,913

ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $367,840 or 1.7% of net assets.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $68,851 or 0.3% of net assets.
(d)
Private preferred stock purchased on 06/21/13. The preferred shares have the right to receive dividends when, as and if declared by the Board of Trustees. Preferred shares hold rights to convert to shares of Common Stock. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of September 30, 2016.

(e)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of September 30, 2016.

(f)
Business development company purchased on 06/05/13 that invests in first lien senior secured and unitranche loans to private U.S. middle market companies that are, in many cases, controlled by private investment firms. Illiquid investment in which redemptions are not accepted. Cost of investment at September 30, 2016 is $1,274,620. Unfunded commitments of $725,441 as of September 30, 2016. Investment is valued using the practical expedient. For more information on the practical expedient, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	6

ADALTA INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,119,735
Gross Unrealized Depreciation	(2,886,979)
Net Unrealized Appreciation	$232,756

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the period with affiliates were as follows:
Private Equity Fund
Brightwood Switch SPV, LP**
Balance 03/31/16
Shares/Principal	$1,200,000
Cost	$1,200,000
Value	$2,667,002
Gross Additions
Shares/Principal	-
Cost	$-
Gross Reductions
Shares/Principal	(1,200,000)
Cost	$(1,200,000)
Proceeds	$2,554,321
Balance 09/30/16
Shares/Principal	$-
Cost	$-
Value	$-
Realized gain/(loss)	$1,354,321
Investment Income	$-

** No longer an affiliate as of September 30, 2016.
The values of each individual forward currency contract outstanding in Adalta International Fund as of September 30, 2016, are disclosed in the table below.
Counterparty	Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation
BNY Brokerage, Inc.	(46,345,400)	Japanese Yen	11/14/16	$430,000	$(27,893)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2016.
Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 - Quoted Prices	$17,357,321	$-
Level 2 - Other Significant Observable Inputs	-	(27,893)
Level 3 - Significant Unobservable Inputs	68,851	-
Total	$17,426,172	$(27,893)

The Level 1 value displayed in this table is Common Stock. The Level 3 value displayed in this table is Preferred Stock and a Private Equity Fund. Refer to this Schedule of Investments for a further breakout of each security by country and instrument type.
***Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation/(depreciation) at period end.

See Notes to Financial Statements.	7

ADALTA INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Preferred Stock	Private Equity Funds
Balance as of 03/31/16	$26,236	$2,721,923
Sales	-	(2,554,321)
Realized gain	-	1,354,321
Change in Unrealized Appreciation / (Depreciation)	-	(1,479,308)
Balance as of 09/30/16	$26,236	$42,615
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/16****	$-	$(12,306)
**** The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
See Notes to Financial Statements.	8

ADALTA INTERNATIONAL FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $18,401,885)	$18,634,641
Cash	3,044,345
Foreign currency (Cost $149,264)	149,264
Receivables:
Fund shares sold	83
Investment securities sold	576,606
Dividends and interest	198,908
Prepaid expenses	11,491
Total Assets	22,615,338

LIABILITIES
Unrealized loss on forward currency contracts	27,893
Payables:
Investment securities purchased	579,617
Foreign capital gains tax payable	16,623
Accrued Liabilities:
Investment adviser fees	8,811
Fund services fees	4,982
Other expenses	9,499
Total Liabilities	647,425

NET ASSETS	$21,967,913

COMPONENTS OF NET ASSETS
Paid-in capital	$23,410,547
Undistributed net investment income	317,562
Accumulated net realized loss	(1,948,368)
Net unrealized appreciation	188,172
NET ASSETS	$21,967,913
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,350,542
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$16.27
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.
See Notes to Financial Statements.	9

ADALTA INTERNATIONAL FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $41,752) .	$479,296
Interest income	2,590
Total Investment Income	481,886

EXPENSES
Investment adviser fees	269,426
Fund services fees	78,928
Custodian fees	18,117
Registration fees	8,244
Professional fees	19,362
Trustees' fees and expenses	6,319
Interest expense	835
Miscellaneous expenses	40,514
Total Expenses	441,745
Fees waived and expenses reimbursed	(171,484)
Net Expenses	270,261

NET INVESTMENT INCOME	211,625

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,565,295
Investments in affiliated issuers	1,354,321
Foreign currency transactions	(236,095)
Net realized gain	2,683,521
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(667,147)
Investments in affiliated issuers	(1,467,002)
Deferred foreign capital gains taxes	(12,298)
Foreign currency translations	233,028
Net change in unrealized appreciation (depreciation)	(1,913,419)
NET REALIZED AND UNREALIZED GAIN	770,102
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$981,727

See Notes to Financial Statements.	10

ADALTA INTERNATIONAL FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016
OPERATIONS
Net investment income	$211,625	$364,242
Net realized gain	2,683,521	1,652,629
Net change in unrealized appreciation (depreciation)	(1,913,419)	(3,989,966)
Increase (Decrease) in Net Assets Resulting from Operations	981,727	(1,973,095)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(3,336,081)

CAPITAL SHARE TRANSACTIONS
Sale of shares	77,835	549,747
Reinvestment of distributions	-	1,905,297
Redemption of shares	(26,187,256)	(18,576,494)
Redemption fees	5	134
Decrease in Net Assets from Capital Share Transactions	(26,109,416)	(16,121,316)
Decrease in Net Assets	(25,127,689)	(21,430,492)

NET ASSETS
Beginning of Period	47,095,602	68,526,094
End of Period (Including line (a))	$21,967,913	$47,095,602

SHARE TRANSACTIONS
Sale of shares	4,588	32,491
Reinvestment of distributions	-	123,801
Redemption of shares	(1,670,123)	(1,127,189)
Decrease in Shares	(1,665,535)	(970,897)

(a) Undistributed net investment income	$317,562	$105,937
See Notes to Financial Statements.	11

ADALTA INTERNATIONAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,
	2016		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Period	$15.61		$17.19	$18.50	$20.73	$18.88	$20.28
INVESTMENT OPERATIONS
Net investment income (a)	0.09		0.11	0.15	0.18	0.13	0.16
Net realized and unrealized gain (loss)	0.57		(0.61)	(0.23)	(0.30)	2.36	(0.89)
Total from Investment Operations	0.66		(0.50)	(0.08)	(0.12)	2.49	(0.73)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(1.08)	(0.48)	(1.46)	—	(0.64)
Net realized gain	—		—	(0.75)	(0.65)	(0.64)	(0.03)
Total Distributions to Shareholders	—		(1.08)	(1.23)	(2.11)	(0.64)	(0.67)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$16.27		$15.61	$17.19	$18.50	$20.73	$18.88
TOTAL RETURN	4.23	%(c)	(2.84)%	(0.32)%	(0.54)%	13.35%	(3.20)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$21,968	$47,096		$68,526	$91,898	$101,861	$93,188
Ratios to Average Net Assets:
Net investment income	1.17	%(d)	0.66%	0.84%	0.90%	0.66%	0.87%
Net expenses	1.50	%(d)	1.50%	1.50%	1.41%	1.25%	1.25%
Gross expenses (e)	2.45	%(d)	2.14%	1.90%	1.90%	1.88%	1.90%
PORTFOLIO TURNOVER RATE	16	%(c)	38%	52%	39%	67%	101%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.	12

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 1. Organization
The Adalta International Fund (the "Fund") is diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective June 30, 2016, Beck Mack & Oliver International Fund was renamed Adalta International Fund. From August 1, 2014 through June 30, 2016 the Fund was named the Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2012, the Fund was named Beck Mack & Oliver Global Equity Fund.  Prior to June 24, 2009, the Fund was named Austin Global Equity Fund.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value ("NAV"). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund accounts for its investments in investment companies in accordance with GAAP, which defines fair value, establishes a framework for measuring fair value, and requires disclosures about fair value measurements.  The Fund's investments in investment companies are reflected in the Statement of Assets and Liabilities at fair value, with changes in unrealized gains (losses) resulting from changes in fair value reflected on the Statement of Operations as "Net change in unrealized depreciation of investments."  Fair value is the amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants (i.e., the exit price).
13

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

GAAP permits the Fund, as a practical expedient, to measure the fair value of its investments in investment companies on the basis of the net asset value per share of such investments (or the equivalent) if the net asset value per share of such investments (or the equivalent) is calculated in a manner consistent with the measurement principles of applicable authoritative guidance as of the Fund's reporting date.  The fair value of the Fund's investments in investment companies is based on the information provided by such investment company's management, which reflects the Fund's share of the fair value of the net assets of such investment company (i.e., the practical expedient is used).  If the Valuation Committee determines, based on its own due diligence and investment valuation procedures, that alternative valuation techniques are more appropriate for any of the Fund's investments in investment companies, such investments may be fair valued by the Valuation Committee using other suitable sources.
For investments other than investment companies for which the practical expedient is used for valuation, the Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2016, for the Fund's investments is included at the end of the
14

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Fund's schedule of investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

15

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of September 30, 2016, the Adalta International Fund held $2,794,345 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Adalta Capital Management LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.

16

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to  1.50% of average daily net assets of the Fund through at least September 30, 2017. For the period ended September 30, 2016, fees waived were $171,484.
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2016, were $5,087,634 and $29,984,324, respectively.
Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2016, for any derivative type that was held during the period is as follows:
Forward Currency Contracts	$ 8,034,961

The Fund's use of derivatives during the period ended September 30, 2016, was limited to forward currency contracts.
Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of September 30, 2016:
Location:	Forward Currency Contracts
Liability derivatives:
Unrealized loss on forward currency contracts	$(27,893)

17

ADALTA INTERNATIONAL FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2016, by the Fund are recorded in the following locations on the Statement of Operations:
Location:	Forward Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$(239,597)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$232,346

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2016. These amounts may be collateralized by cash or financial instruments.
	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Liabilities:
Over-the-counter derivatives*	$(27,893)	-	27,893	-

*
Over-the-counter derivatives may consist of forward currency contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 8. Federal Income Tax
As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$211,886
Capital and Other Losses	(4,531,815)
Unrealized Appreciation	1,895,568
Total	$(2,424,361)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnerships, regulated investment companies, currency contracts and investments in passive foreign investment companies.
The Fund has $4,531,815 of available long-term capital loss carryforwards that have no expiration date.
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

18

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Investment Advisory Agreement Approval
At the June 9, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of an interim investment advisory agreement (the "Interim Agreement") and a new investment advisory agreement (the "Advisory Agreement") (together with the Interim Agreement, the "New Agreements") between Adalta Capital Management, LLC (the "Adviser") and the Trust pertaining to the Fund. The New Agreements were being considered in connection with the anticipated termination of the investment advisory agreement between Beck, Mack & Oliver, LLC ("BM&O") and the Trust ("Original Agreement") due to a strategic transaction, under which certain investment personnel at BM&O proposed to separate from BM&O and continue managing the Fund as employees of the Adviser, a newly SEC-registered investment adviser. In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, historic performance as employees of BM&O and during periods prior thereto, and services to be provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Fund under the management of substantially the same investment personnel as employees of BM&O and during periods prior thereto; (2) the costs of the services to be provided and anticipated profitability to the Adviser with respect to its relationship with the Fund; (3) the proposed advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fees could enable the Fund's investors to share in the benefits of economies of scale; (5) other benefits expected to be received by the Adviser from its relationship with the Fund; (6) an arrangement by which the Adviser would pay a portion of its net revenues under the Advisory Agreement to BM&O from the Adviser's legitimate profits (after payment of any intermediary fees paid by the Adviser) in consideration of prior services rendered to the Fund; and (7) an arrangement by which the Adviser would solicit the vote of its clients' shares in the Fund (rather than exercising its discretionary voting authority) and BM&O would vote its client's shares in the same proportions as the Adviser's clients vote their shares.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser's personnel, operations and financial condition and discussions with the Trust's CCO regarding the Adviser, the Board considered the quality of services to be provided by the Adviser under the New Agreements. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser who, as BM&O employees had, and under the New Agreements would continue to have, principal investment responsibility for the Fund's investments. The Board considered the Adviser's representation that substantially the same portfolio management team that was responsible for managing the Fund at BM&O, and during periods prior thereto, would continue in that role following the transaction. The Board considered also the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser's senior management and staff. In addition, the Board evaluated the anticipated quality of the Adviser's services with respect to regulatory compliance and compliance with the Fund's existing
19

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

investment policies and restrictions.
The Board considered the adequacy of the Adviser's resources and the Adviser's representation that it is a newly registered investment adviser with the SEC. The Board noted the Adviser's representation that the firm is financially stable and that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the approval of the New Agreements, the Board concluded that, overall, it was satisfied with the nature, extent, and quality of services to be provided to the Fund under the New Agreements.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the historical performance of the proposed portfolio managers of the Adviser (while acting for BM&O and during periods prior thereto) in managing the Fund, including in particular, the performance of the Fund compared to its primary benchmark index and relative to an independent peer group identified by Broadridge Financial Solutions, Inc. ("Broadridge"). The Board observed that the Fund had outperformed the MSCI ACWI ex US Index, its primary benchmark, for the one- and five-year periods ended March 31, 2016, and underperformed its benchmark for the three- and ten-year periods ended March 31, 2016. The Board noted the Adviser's statement that the Fund's underperformance for the three- and ten-year periods could be attributed, in part, to the effects of the Fund's larger-than-usual cash position during 2014, which detracted from the Fund's performance. The Board also noted the Adviser's statement that the Fund's underperformance for the three- and ten-year periods could be attributed, in part, to the Fund's underexposure to certain developed markets that performed well during those periods. The Board noted, however, the Adviser's representation that the Fund experienced periods of outperformance and that the Fund's portfolio remained well-positioned for current and projected market conditions.
The Board also reviewed the Fund's performance relative to its Broadridge peer group, noting that, based on the information provided by Broadridge, the Fund outperformed the median of its Broadridge peers for the one-year period ended March 31, 2016 and underperformed the median of its Broadridge peers for the three- and five-year periods ended March 31, 2016. Addressing the Fund's underperformance relative to its Broadridge peers for the three- and five-year periods, the Adviser asserted that it did not view the funds in the peer group identified by Broadridge to be suitable comparisons to the Fund and explained why. Based on the Adviser's explanation, the Board also reviewed the Fund's performance compared to a peer group of funds provided by the Adviser, whose performance the Adviser represented provided a more suitable comparison to the Fund's performance ("Comparable Funds"). The Board considered the Adviser's explanation as to why the performance of the Comparable Funds was appropriate and should be taken into account in evaluating the performance of the Fund. In that regard, the Board noted that the Fund had outperformed the median of the Comparable Funds for the one-year period ended March 31, 2016. In addition, the Board noted that, although the Fund had underperformed the median of the Comparable Funds for the three- and five-year periods ended March 31, 2016, the Fund's performance relative to that of the Comparable Funds was better than the Fund's performance relative to that of the Broadridge peer group.
Finally, the Board observed that the Fund had experienced periods of positive outperformance relative to its benchmark and Broadridge peer group, including the period since the Fund's inception on December 8, 1993, and its 2016 year-to-

20

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

date performance. The Board also considered that the same portfolio managers employed by BM&O will continue to manage the Fund pursuant to the same strategy as employees of the Adviser. Based on the foregoing, the Board determined that the Fund's performance was reasonable and that the Fund's shareholders could expect to benefit from the Adviser's management.
Compensation
The Board evaluated the Adviser's proposed compensation for providing advisory services to the Fund, noting that the investment advisory rate payable by the Fund under the Interim Agreement was identical to the investment advisory fee rate payable to BM&O under the Original Agreement. The Board considered the requirement under Rule 15a-4(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), that the compensation to be received under the Interim Agreement may be no greater than the compensation that the investment adviser would have received under the Original Agreement. In addition, the Board recalled that the Original Agreement between the Trust and BM&O relating to the Fund had been most recently considered and renewed at a meeting held on March 23, 2016. The Board observed that the actual advisory fee rate and actual total expenses for the Fund were each higher than the median of its Broadridge peer group. The Board also noted the Adviser's representation that the Adviser intended to continue the existing contractual expense cap with respect to the Fund. Based on the foregoing, the Board concluded that the Adviser's actual advisory fee rate to be charged to the Fund under the New Agreements appeared to be within a reasonable range in light of the services to be provided to the Fund.
Costs of Services and Profitability
The Board considered information provided by the Adviser regarding its anticipated costs of services and its projected profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of the aggregate costs and projected profitability of its mutual fund activities. The Board noted the Adviser's representation that the compensation to be received under the New Agreements would not change from the compensation provided to BM&O under the Original Agreement. In addition, the Board noted that the Adviser expected to forego a portion of its management fee pursuant to a contractual expense cap such that the actual advisory fee rate that the Adviser was proposed to receive for managing the Fund would remain consistent with the actual advisory fee rate received by BM&O under the Original Agreement. The Board also noted that a portion of the net revenues earned by the Adviser under the New Agreements (after meeting expense reimbursement and intermediary fee obligations) would be paid to BM&O pursuant to a revenue sharing arrangement in recognition of BM&O's efforts in attracting new investors into the Fund during the period when BM&O provided advisory services to the Fund. Based on these and other applicable considerations, the Board concluded that the Adviser's expected profits attributable to the management of the Fund were reasonable.
Economies of Scale
The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's statement that the Fund potentially could benefit from economies of scale as the Fund's assets increase and that the Adviser was open to the idea of implementing breakpoints in the advisory fee at higher asset levels. In addition, the Board recognized that the Adviser proposed to waive a portion of its advisory fee for the Fund in order to maintain a
21

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

cap on the Fund's total expenses. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the New Agreements.
Other Benefits
The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits to be received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the New Agreements.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the New Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the New Agreements, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (844) 284-9829 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 284-9829 and on the SEC's website at www.sec.gov.
Shareholder Proxy Vote
The Board of Trustees of Forum Funds (the "Trust") called a special meeting (the "Special Meeting") of the shareholders of the Adalta International Fund (formerly known as the Beck, Mack & Oliver International Fund), a series of the Trust, to approve a new Investment Advisory Agreement for the Fund (the "New Agreement") between Adalta Capital Management, LLC ("Adalta") and the Trust, on behalf of the Fund. The Special Meeting was convened on September 2, 2016, however, a quorum was not obtained for taking action on the proposal and the Special Meeting was adjourned to permit further solicitation of proxies in accordance with the Trust's Trust Instrument and applicable law.
The Special Meeting reconvened on September 23, 2016. As reported at the Special Meeting, 1,460,136 shares of the outstanding 2,908,146 shares were voted, accounting for 50.21% of the Fund's issued and outstanding shares as of the record date of June 10, 2016 ("Record Date"). Of that amount, 1,459,007 (99.92%) of the Fund's total outstanding shares were voted in favor of the proposal to approve the New Agreement. In addition, 275 shares (0.02%) of the Fund's total outstanding shares voted against the proposal and 854 shares (0.06%) of the Fund's total outstanding shares voted to abstain. As a result, the proposal was approved by a majority of the Fund's total outstanding shares and the New Agreement was approved.
22

ADALTA INTERNATIONAL FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016, through September 30, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
Actual	$1,000.00	$1,042.27	$7.68	1.50%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.55	$7.59	1.50%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

23

FOR MORE INFORMATION

Investment Adviser

Adalta Capital Management LLC
452 Fifth Avenue, 14th Floor
New York, NY 10018

Transfer Agent

Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.altanticfundservices.com

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Adalta International Fund

P.O. Box 588
Portland, ME 04112
(844) 284-9829

209-SAR-0916

BECK, MACK & OLIVER PARTNERS FUND

SEMI-ANNUAL REPORT

September 30, 2016
(Unaudited)

BECK, MACK & OLIVER LLC

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the "Partners Fund") returned +7.24% net of fees and expenses for the six-month semi-annual period ended September 30, 2016 (the "Semi-Annual Period"), resulting in a net asset value of $9.63.  By comparison, during the Semi-Annual Period, the S&P 500 Index, which is the Partners Fund's principal benchmark, returned +6.40%, while the Russell 1000 Index returned +6.67%, the Russell 1000 Value Index returned +8.22%, and the Russell 2000 Index returned +13.55%.  Since its December 1, 2009, reorganization from a limited partnership, the Partners Fund has returned +7.15% annualized versus +12.67% annualized for the S&P 500 Index.  Total returns for the Partners Fund and the S&P 500 index for the periods ending September 30, 2016, were as follows:
			Annualized Returns
Returns as of 09/30/16	Semi-Annual Period	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck, Mack & Oliver Partners Fund	+7.24%	+9.17%	-2.98%	+7.13%	+7.15%	+2.83%
S&P 500 Index	+6.40%	+15.43%	+11.16%	+16.37%	+12.67%	+7.24%

(Performance data quoted represent past performance and are no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.  Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee.  As stated in the current prospectus, the Partners Fund's annual operating expense ratio (gross) is 1.44%.  However, the Partners Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2017; otherwise performance shown would have been lower.  For the most recent month-end performance, please call (800) 943-6786.  Returns greater than one year are annualized.)
*Excludes performance prior to the Partners Fund's reorganization from a limited partnership. See important risks and disclosures regarding performance at the bottom of page 4.
Performance and Portfolio Update
As of the end of the Semi-Annual Period, the Partners Fund held 31 equity positions, with the 10 largest positions representing 48.7% of net assets.  This compares to 34 equity positions, with the 10 largest positions representing 51.9% of net assets, as of the beginning of the Semi-Annual Period.  We initiated two new positions and exited five positions, each of which is discussed below.
The largest sector exposures for the Partners Fund remained Financials (30.6% of net assets as of the end of the Semi-Annual Period), Energy (17.1%), and Healthcare (16.8%).  We reduced Financials and Energy exposure from 35.6% and 18.3%, respectively, as of the beginning of the Semi-Annual Period, while Healthcare exposure increased modestly.  Cash represented 3.8% of net assets as of the end of the Semi-Annual Period, up from less than 1% previously.
1

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

The table below indicates the largest positive and negative contributors to investment performance as well as the total returns of the underlying securities during the Semi-Annual Period1:
Largest Positive Contributors			Largest Negative Contributors
Position	Contribution	Total Return	Position	Contribution	Total Return
Devon Energy Corp.	+1.66%	+61.3%	Chicago Bridge & Iron Co.	-0.56%	-23.0%
Matador Resources Co.	+1.56%	+28.4%	The Blackstone Group L.P.	-0.25%	-6.8%
HomeFed Corp.	+0.64%	+26.1%	Level 3 Communications, Inc.	-0.24%	-12.2%

Devon Energy Corporation & Matador Resources Company
The two largest positive contributors were Devon Energy Corporation ("Devon") and Matadaor Resources Company, which combined contributed +3.23% of the +7.24% net investment performance of the Partners Fund during the Semi-Annual Period.  With the price of oil rising more than 25% during that time, Energy was the best-performing major sector of market (+14.1%), which provided a significant tailwind to the Partners Fund's energy investments.  This recent period of strength follows a pronounced downturn in the energy market that began in 2014.  While we took advantage of this recent strength by slightly trimming the Partners Fund's overall energy exposure, we remain bullish on oil in the medium- and long-term and believe that the Partners Fund's energy investments present compelling risk/reward opportunities even in the absence of a materially higher oil price.
Chicago Bridge & Iron Company
Chicago Bridge & Iron Company ("CBI") was the largest negative contributor (-0.56%) during the Semi-Annual Period.  CBI's share price declined significantly after CBI sued the company to which CBI had previously agreed to sell its nuclear business.  CBI's troubled nuclear business had been an overhang on the stock for some time and the announcement, in 2015, of its sale to Westinghouse Electric Company LLC ("Westinghouse") was regarded as a positive development.  The lawsuit introduces a risk that the sale may not close on its original terms or at all.  Having reviewed the lawsuit, which was filed by CBI in response to Westinghouse's attempt to use a standard closing working capital adjustment to essentially renegotiate the underlying terms of the sale, we believe that there is a strong likelihood that the dispute will be resolved largely in CBI's favor.  If CBI's lawsuit is successful or if the parties reach a negotiated settlement, then CBI's share price has significant potential upside.  We have used the sell-off in CBI stock to modestly increase the size of the position.
The table below indicates the two new positions that were initiated and the five positions that were exited during the Semi-Annual Period:
New Positions	Exited Positions
LiLAC Group	American Express Co.
NorthStar Asset Management Group, Inc.	Baxter International, Inc.
Leucadia National Corp.
QUALCOMM, Inc.
U.S. Bancorp

1 Total return refers to the underlying security's price appreciation plus reinvested dividends.  Contribution refers to the total return multiplied by the percentage of the Partners Fund's net assets that the security represents.
2

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

LiLAC Group
In our recent shareholder letter pertaining to the fiscal year ended March 31, 2016, we discussed a new investment in Liberty Global plc ("Liberty"), which is a European cable company led by John Malone.  In July 2016, as a shareholder of Liberty, the Partners Fund received a distribution of tracking stock related to Liberty's operations in Latin America and the Caribbean called "LiLAC Group".  While we are generally bullish on Liberty's prospects in Latin America and the Caribbean, our principal thesis is predicated on its prospects in its primary European markets.  Therefore, LiLAC Group, which is among the smallest positions in the Partners Fund and which has traded lower since the distribution in July, is unlikely to be a core long-term holding, but we plan to be patient and exercise our normal valuation discipline with regard to the levels at which we sell down the position.
NorthStar Asset Management Group Inc.
NorthStar Asset Management Group Inc. ("NorthStar Asset") is a real estate-focused asset manager.  Among its assets is a 20-year management contract with NorthStar Realty Finance Corp. ("NorthStar Realty") and NorthStar Realty Europe Corp., which are both real estate investment trusts ("REITs"), whereby NorthStar Asset is contractually entitled to a combined base management fee totaling more than $200 million annually.  NorthStar Asset also is a leading sponsor of non-traded REITs and owns other real estate assets.  At the time of our investment, we believed that the value of the management contract alone exceeded the total market value of the company.  Subsequent to our investment, NorthStar Asset, NorthStar Realty, and Colony Capital, Inc. announced a tripartite merger, whereby NorthStar Asset shareholders would receive a special cash dividend of $128 million and approximately 33% ownership in the combined company.  While we believe that the NorthStar Asset Board of Directors agreed to deal terms that did not reflect the full value of the company and while various conflicts of interest potentially accounted for this outcome, we continue to like NorthStar Asset stock for a couple of key reasons.  First, following the deal announcement, various shareholders have voiced opposition to the deal, which suggests that there is some chance that the merger, which requires the affirmative vote of shareholders representing a majority of NorthStar Asset's outstanding shares, may be renegotiated on more favorable terms to NorthStar Asset shareholders or is terminated altogether, in which case our original thesis remains intact.  Second, in the event that the deal goes through on the proposed terms, we believe that the combined company, which would be a diversified REIT and one of the largest real estate investment management platforms with nearly $60 billion of assets under management, is worth significantly more than implied by the market today.  The facts of the company's situation have changed since we first made the investment, but we have re-underwritten the investment opportunity and believe that NorthStar Asset remains fundamentally undervalued and has an attractive risk/reward profile.  NorthStar Asset is a smaller position for the Partners Fund and has been a positive contributor to investment performance through the end of the Semi-Annual Period.
Exited Positions
During the Semi-Annual Period, we exited positions in American Express Company ("AmEx"), Baxter International Inc. ("Baxter"), Leucadia National Corporation ("Leucadia"), QUALCOMM Incorporated ("Qualcomm"), and U.S. Bancorp.  AmEx, Leucadia, and U.S. Bancorp all were positions in the Partners Fund's most overweight sector (Financials) about which we were the least enthusiastic.  In the case of AmEx and Leucadia, our level of conviction in the investment thesis had generally declined over time relative to other positions in the portfolio.  We decided to exit U.S. Bancorp while maintaining a significant position in JPMorgan Chase & Co ("JPMorgan").  We continue to like both companies and both management teams, but we ultimately like JPMorgan stock more.  The sale of Baxter was largely motivated by an impressive appreciation in the share price, which pushed the valuation beyond a level where we

3

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

felt comfortable maintaining a position, even in a high-quality company.  We exited Qualcomm after a period of disappointing operational and financial performance, which undermined our confidence in the original investment thesis, though in hindsight we would have been better off being a little bit more patient, as the stock has recovered more recently.
Outlook
During the Semi-Annual Period, the S&P 500 Index returned +6.40% and every major sector of the index generated a positive total return.  There was elevated volatility following the United Kingdom's "Brexit" referendum in late June, but the market, right or wrong, seemed to quickly digest this event and the corresponding sell-off was both shallower and quicker than what was experienced in January and February of this year.  The S&P 500 Index currently trades at approximately 18 times its 2016 price/earnings ratio and the yield on the 10-year U.S. Treasury is approximately 1.80%.  It is difficult not to regard the broader equity and fixed income markets as fairly richly valued at these levels.  In this environment, we have exited our lowest-conviction positions and modestly increased the Partners Fund's net cash position.
Notwithstanding the valuation of the overall equity and fixed income markets, we remain quite enthusiastic about the prospects of the individual companies that are owned by the Partners Fund.  We are cautiously encouraged by the Partners Fund's recent outperformance and believe that the current portfolio is well-positioned to outperform the broader equity market over the medium- and long-term across a variety of economic scenarios.  We remain vigilant in the face of risks, both known—a highly unusual U.S. Presidential election season, renewed concerns regarding the solvency of European financial institutions, and potential changes in monetary policy on the horizon, among others—and unknown.
Thank you for your continued support.
Yours sincerely,

Robert C. Beck
IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, noninvestment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.
The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The Russell 1000 Index, which measures the performance of a subset of the Russell 3000 Index, includes the 1,000
4

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The Russell 2000 Index measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The total return of the Partners Fund includes operating expenses that reduce returns, while the total returns of the S&P 500, Russell 1000 Index, Russell 2000 Index and Russell 1000 Value Index do not include expenses. The Partners Fund is professionally managed while the S&P 500, Russell 1000 Index, Russell 2000 Index and Russell 1000 Value Index are unmanaged and are not available for investment. It is not possible to invest directly in an index.
This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of September 30, 2016 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.
On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund's performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund's current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership's performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
5

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the "Fund") compared with the performance of the primary benchmark, S&P 500 Index (the "S&P 500"), and the secondary benchmark, Russell 1000® Index (the "Russell 1000") over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index which measures the performance of a subset of the Russell 3000® Index and includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.
Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index and Russell 1000 Index

Average Annual Total Returns for Periods Ended September 30, 2016:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	9.17%	7.13%	2.83%
S&P 500 Index	15.43%	16.37%	7.24%
Russell 1000 Index	14.93%	16.41%	7.40%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.44%. However, the Fund's adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through at least July 31, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

6

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE SEPTEMBER 30, 2016

See Notes to Financial Statements.	7

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Common Stock - 95.0%
Consumer Discretionary - 3.4%
2,058	Liberty Global PLC LiLAC (a)	$56,780
34,000	Liberty Global PLC, Class A (a)	1,162,120
		1,218,900
Consumer Staples - 3.9%
6,100	Anheuser-Busch InBev NV, ADR	801,601
70,000	Crimson Wine Group, Ltd. (a)	605,500
		1,407,101
Energy - 17.1%
29,000	Devon Energy Corp.	1,279,190
112,300	Matador Resources Co. (a)	2,733,382
94,650	San Juan Basin Royalty Trust	558,435
21,000	Schlumberger, Ltd.	1,651,440
		6,222,447
Financials - 30.6%
78,000	Apollo Global Management, LLC	1,400,880
63,000	Boulevard Acquisition Corp. II (a)	643,230
8,000	Credit Acceptance Corp. (a)	1,608,560
17,390	Enstar Group, Ltd. (a)	2,860,133
28,080	Homefed Corp. (a)	1,203,930
19,400	JPMorgan Chase & Co.	1,291,846
49,000	NorthStar Asset Management Group, Inc.	633,570
58,000	The Blackstone Group LP	1,480,740
		11,122,889
Healthcare - 16.8%
24,000	Abbott Laboratories	1,014,960
13,300	Gilead Sciences, Inc.	1,052,296
52,200	Grifols SA, ADR	833,634
7,800	Laboratory Corp. of America Holdings (a)	1,072,344
18,600	Merck & Co., Inc.	1,160,826
6,000	Waters Corp. (a)	950,940
		6,085,000
Industrials - 12.0%
33,000	Chicago Bridge & Iron Co. NV	924,990
18,800	Dover Corp.	1,384,432
23,300	Fluor Corp.	1,195,756
4,700	Roper Technologies, Inc.	857,609
		4,362,787
Materials - 1.0%
67,350	AgroFresh Solutions, Inc. (a)	356,282

Technology - 7.3%
2,275	Alphabet, Inc., Class C (a)	1,768,335
15,550	Microsoft Corp.	895,680
		2,664,015

Telecommunication Services - 2.9%
23,000	Level 3 Communications, Inc. (a)	1,066,740

Total Common Stock (Cost $32,627,303)	34,506,161

Shares	Security Description	Strike Price	Exp. Date	Value

Warrant - 0.2%
75,675	AgroFresh Solutions, Inc. (a) (Cost $171,745)	$11.50	02/19/19	59,026

Total Investments - 95.2% (Cost $32,799,048)*	$34,565,187
Other Assets & Liabilities, Net – 4.8%	1,758,115
Net Assets – 100.0%	$36,323,302

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,122,179
Gross Unrealized Depreciation	(3,356,040)
Net Unrealized Appreciation	$1,766,139

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$34,565,187
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$34,565,187

The Level 1 value displayed in this table includes Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.

See Notes to Financial Statements.	8

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $32,799,048)	$34,565,187
Cash	1,294,296
Receivables:
Fund shares sold	412,387
Investment securities sold	109,533
Dividends and interest	28,310
Prepaid expenses	10,526
Total Assets	36,420,239

LIABILITIES
Payables:
Investment securities purchased	46,465
Fund shares redeemed	13,000
Accrued Liabilities:
Investment adviser fees	4,721
Trustees' fees and expenses	21
Fund services fees	16,214
Other expenses	16,516
Total Liabilities	96,937

NET ASSETS	$36,323,302

COMPONENTS OF NET ASSETS
Paid-in capital	$52,101,623
Undistributed net investment income	443,557
Accumulated net realized loss	(17,988,017)
Net unrealized appreciation	1,766,139
NET ASSETS	$36,323,302
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,773,330
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$9.63
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.
See Notes to Financial Statements.	9

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $5,408)	$256,634
Interest income	977
Total Investment Income	257,611

EXPENSES
Investment adviser fees	175,369
Fund services fees	90,074
Custodian fees	5,072
Registration fees	8,796
Professional fees	18,034
Trustees' fees and expenses	3,859
Miscellaneous expenses	19,552
Total Expenses	320,756
Fees waived and expenses reimbursed	(145,448)
Net Expenses	175,308

NET INVESTMENT INCOME	82,303

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	547,880
Net change in unrealized appreciation (depreciation) on investments	1,987,217
NET REALIZED AND UNREALIZED GAIN	2,535,097
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,617,400

See Notes to Financial Statements.	10

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016
OPERATIONS
Net investment income	$82,303	$704,149
Net realized gain (loss)	547,880	(17,482,150)
Net change in unrealized appreciation (depreciation)	1,987,217	5,135,296
Increase (Decrease) in Net Assets Resulting from Operations	2,617,400	(11,642,705)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(308,291)
Net realized gain	-	(8,634,822)
Total Distributions to Shareholders	-	(8,943,113)

CAPITAL SHARE TRANSACTIONS
Sale of shares	6,304,071	8,076,597
Reinvestment of distributions	-	8,468,833
Redemption of shares	(7,185,710)	(85,479,991)
Redemption fees	483	5,404
Decrease in Net Assets from Capital Share Transactions	(881,156)	(68,929,157)
Increase (Decrease) in Net Assets	1,736,244	(89,514,975)

NET ASSETS
Beginning of Period	34,587,058	124,102,033
End of Period (Including line (a))	$36,323,302	$34,587,058

SHARE TRANSACTIONS
Sale of shares	686,029	659,088
Reinvestment of distributions	-	924,898
Redemption of shares	(765,651)	(7,719,226)
Decrease in Shares	(79,622)	(6,135,240)

(a) Undistributed net investment income	$443,557	$361,254

See Notes to Financial Statements.	11

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,
	2016		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning
of Period	$8.98		$12.42	$14.82	$13.76	$12.16	$12.53
INVESTMENT OPERATIONS
Net investment income (a)	0.02		0.10	0.11	0.04	0.06	0.08
Net realized and unrealized gain (loss)	0.63		(1.57)	(1.70)	1.91	1.97	0.95
Total from Investment Operations	0.65		(1.47)	(1.59)	1.95	2.03	1.03
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.07)	(0.09)	(0.03)	(0.05)	(0.06)
Net realized gain	—		(1.90)	(0.72)	(0.86)	(0.38)	(1.34)
Total Distributions to Shareholders	—		(1.97)	(0.81)	(0.89)	(0.43)	(1.40)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$9.63		$8.98	$12.42	$14.82	$13.76	$12.16
TOTAL RETURN	7.24	%(c)	(12.05)%	(10.70)%	14.59%	16.97%	9.82%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$36,323	$34,587		$124,102	$186,315	$116,038	$47,057
Ratios to Average Net Assets:
Net investment income	0.47	%(d)	0.87%	0.75%	0.31%	0.46%	0.68%
Net expenses	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (e)	1.82	%(d)	1.44%	1.29%	1.29%	1.42%	1.80%
PORTFOLIO TURNOVER RATE	14	%(c)	50%	41%	32%	37%	67%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 1. Organization
The Beck, Mack & Oliver Partners Fund (the "Fund") is non-diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations in 1991.  The Fund seeks long-term capital appreciation consistent with the preservation of capital.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based

13

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2016, for the Fund's investments is included at the end of the Fund's schedule of investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or

14

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Beck, Mack & Oliver LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is

15

BECK, MACK & OLIVER PARTNERS FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.00% of average daily net assets through at least July 31, 2017, of the Fund. For the period ended September 30, 2016, fees waived were $145,448.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2016, were $4,672,015 and $7,175,658, respectively.
Note 6. Federal Income Tax
As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$361,254
Capital and Other Losses	(18,531,436)
Unrealized Depreciation	(225,539)
Total	$(18,395,721)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnerships, grantor trusts and wash sales.
The Fund has $5,096,994 of available short-term capital loss carryforwards and $13,434,442 of available long-term capital loss carryforwards that have no expiration date.
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
16

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016, through September 30, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
17

BECK, MACK & OLIVER PARTNERS FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
Actual	$1,000.00	$1,072.39	$5.20	1.00%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.05	$5.06	1.00%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

18

FOR MORE INFORMATION

Investment Adviser
Beck, Mack & Oliver LLC
360 Madison Ave, 18th Floor
New York, NY 10017
www.beckmack.com

Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.altanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

229-SAR-0916

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

LMCG INTERNATIONAL SMALL CAP FUND

Semi-Annual Report
September 30, 2016
(Unaudited)

LMCG FUNDS TABLE OF CONTENTS SEPTEMBER 30, 2016

LMCG Global Market Neutral Fund
Schedule of Investments	1
Schedule of Securities Sold Short	4
Notes to Schedules of Investments and Securities Sold Short	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13

LMCG Global MultiCap Fund
Schedule of Investments	15
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22

LMCG International Small Cap Fund
Schedule of Investments	24
Statement of Assets and Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Financial Highlights	30

Notes to Financial Statements	32
Additional Information	37

IMPORTANT INFORMATION
An investment in the LMCG Global Market Neutral Fund, the LMCG Global MultiCap Fund, and the LMCG International Small Cap Fund (the "Funds") is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.
Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.
There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Long Positions - 106.4%
Equity Securities(a) - 92.3%
Common Stock - 92.0%
Australia - 1.8%
69,785	BlueScope Steel, Ltd.	$416,618
42,565	Coca-Cola Amatil, Ltd.	335,631
45,814	Dexus Property Group REIT	322,006
32,380	Seven Group Holdings, Ltd.	214,186
		1,288,441
Austria - 1.0%
12,414	Erste Group Bank AG	367,599
11,573	OMV AG	333,210
		700,809
Denmark - 1.4%
4,074	Dfds A/S	206,433
16,106	GN Store Nord A/S	347,315
4,802	Vestas Wind Systems A/S	396,662
		950,410
Finland - 1.5%
5,229	Kesko OYJ, Class B	240,899
43,151	Stora Enso OYJ, Class R	383,320
21,549	UPM-Kymmene OYJ	454,998
		1,079,217
France - 3.3%
3,104	Alten SA	217,133
8,575	AXA SA	182,323
1,782	Christian Dior SE	319,596
3,096	Ipsen SA	217,510
5,134	Nexity SA	271,137
3,996	Renault SA	328,748
7,883	TOTAL SA	374,920
16,013	Veolia Environnement SA	368,965
		2,280,332
Germany - 2.4%
2,215	Allianz SE	329,172
1,781	Bechtle AG	206,198
6,557	OSRAM Licht AG	385,200
6,954	RHOEN-KLINIKUM AG	211,476
18,591	Suedzucker AG	517,028
		1,649,074
Ireland - 0.2%
18,085	Grafton Group PLC	116,459

Israel - 0.3%
5,062	Teva Pharmaceutical Industries, Ltd.	234,952

Italy - 2.1%
35,778	Amplifon SpA	367,354
17,229	ASTM SpA	188,193
64,217	Banca Popolare dell'Emilia Romagna SC	239,297
29,140	Leonardo-Finmeccanica SpA (b)	330,292
11,332	Recordati SpA	364,207
		1,489,343
Japan - 7.8%
8,400	Aoyama Trading Co., Ltd.	290,521
11,400	Canon Marketing Japan, Inc.	212,180
1,400	Central Japan Railway Co.	239,687
23,000	Chubu Electric Power Co., Inc.	334,661
19,700	Fuji Machine Manufacturing Co., Ltd.	227,921
12,900	Hitachi High-Technologies Corp.	516,400
10,700	KYORIN Holdings, Inc.	242,739
7,700	Matsumotokiyoshi Holdings Co., Ltd.	397,862
11,200	Megmilk Snow Brand Co., Ltd.	409,520
27,500	Mitsubishi Gas Chemical Co, Inc.	393,719
67,200	Nippon Suisan Kaisha, Ltd.	289,041
9,600	Nippon Telegraph & Telephone Corp.	439,065
5,700	Oracle Corp. Japan	322,037
25,600	Sega Sammy Holdings, Inc.	365,183
31,400	Sumitomo Corp.	351,512
4,700	Tokyo Electron, Ltd.	415,405
		5,447,453
Jersey - 0.3%
19,567	Phoenix Group Holdings	222,764

Netherlands - 1.8%
9,843	BE Semiconductor Industries NV	335,799
17,249	ING Groep NV	212,949
5,036	Koninklijke DSM NV	340,108
8,177	Wolters Kluwer NV	349,577
		1,238,433
Norway - 1.6%
6,818	Aker ASA, Class A	235,030
23,735	Austevoll Seafood ASA	200,055
47,564	Orkla ASA	492,537
6,697	Salmar ASA	204,742
		1,132,364
Puerto Rico - 1.1%
22,000	OFG Bancorp	222,420
10,125	Popular, Inc.	386,978
8,154	Triple-S Management Corp., Class B (b)	178,817
		788,215
South Africa - 0.4%
43,189	Investec PLC	263,270

Spain - 2.7%
4,383	Acciona SA	331,280
11,934	ACS Actividades de Construccion y Servicios SA	360,752
12,514	Almirall SA	192,460

See Notes to Financial Statements.	1	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Spain - (continued)
16,640	Gamesa Corp Tecnologica SA	$398,691
24,594	Mediaset Espana Comunicacion SA	291,540
30,580	Telefonica SA	309,257
		1,883,980
Sweden - 0.8%
24,296	Peab AB	209,572
9,608	Swedish Match AB	352,534
		562,106
Switzerland - 3.8%
146	Forbo Holding AG	196,414
342	Georg Fischer AG	299,829
157,490	Glencore PLC (b)	431,235
1,430	Kuehne + Nagel International AG	207,817
3,937	Pargesa Holding SA	269,743
648	Partners Group Holding AG	327,393
2,049	Sulzer AG	214,529
1,485	Swiss Life Holding AG (b)	385,094
1,239	Zurich Insurance Group AG	319,531
		2,651,585
Thailand - 0.7%
11,800	Fabrinet (b)	526,162

United Kingdom - 3.9%
26,526	Anglo American PLC	330,800
16,479	Belmond, Ltd., Class A (b)	209,448
61,571	BP PLC	358,881
34,675	Crest Nicholson Holdings PLC	202,758
180,733	Debenhams PLC	130,552
49,305	Fiat Chrysler Automobiles NV (b)	313,392
6,579	Imperial Brands PLC	338,625
21,802	Inchcape PLC	186,032
70,578	Kingfisher PLC	344,354
33,280	Pearson PLC	325,334
		2,740,176
United States - 53.1%
26,331	8x8, Inc. (b)	406,287
33,597	Achillion Pharmaceuticals, Inc. (b)	272,136
9,890	Alpha & Omega Semiconductor, Ltd. (b)	214,811
16,686	American Capital Mortgage Investment Corp. REIT	286,832
5,796	American Financial Group, Inc.	434,700
10,046	American Public Education, Inc. (b)	199,011
10,910	AMN Healthcare Services, Inc. (b)	347,702
11,426	ArcBest Corp.	217,322
10,021	Atlas Air Worldwide Holdings, Inc. (b)	429,099
40,042	Atwood Oceanics, Inc.	347,965
21,092	Black Box Corp.	293,179
9,108	Brady Corp., Class A	315,228
20,337	Brooks Automation, Inc.	276,787
9,202	Brunswick Corp.	448,874
5,041	Burlington Stores, Inc. (b)	408,422
10,092	BWX Technologies, Inc.	387,230
18,923	Carrols Restaurant Group, Inc. (b)	249,973
5,826	Centene Corp. (b)	390,109
48,386	Century Aluminum Co. (b)	336,283
16,053	Cohu, Inc.	188,462
26,250	Commercial Metals Co.	424,987
10,561	CoreLogic, Inc. (b)	414,202
11,264	CryoLife, Inc.	197,908
18,782	Dean Foods Co.	308,025
5,064	Dick's Sporting Goods, Inc.	287,230
1,325	Domino's Pizza, Inc.	201,201
60,759	EarthLink Holdings Corp.	376,706
3,545	EMCOR Group, Inc.	211,353
13,194	Emergent BioSolutions, Inc. (b)	416,007
13,294	Employers Holdings, Inc.	396,560
7,660	Ethan Allen Interiors, Inc.	239,528
6,035	Euronet Worldwide, Inc. (b)	493,844
9,490	First American Financial Corp.	372,767
737	First Citizens BancShares, Inc., Class A	216,597
7,263	First Interstate BancSystem, Inc., Class A	228,857
16,640	First Midwest Bancorp, Inc.	322,150
3,748	Five Prime Therapeutics, Inc. (b)	196,732
22,263	FutureFuel Corp.	251,127
7,745	Gibraltar Industries, Inc. (b)	287,727
13,413	Gigamon, Inc. (b)	735,032
733	Graham Holdings Co., Class B	352,844
10,528	Great Western Bancorp, Inc.	350,793
16,617	Green Plains, Inc.	435,365
10,519	Halyard Health, Inc. (b)	364,589
11,037	Heartland Financial USA, Inc.	398,105
41,394	Helix Energy Solutions Group, Inc. (b)	336,533
6,134	IBERIABANK Corp.	411,714
6,577	Impax Laboratories, Inc. (b)	155,875
9,300	INC Research Holdings, Inc., Class A (b)	414,594
13,673	Insight Enterprises, Inc. (b)	445,056
6,083	Insperity, Inc.	441,869
12,856	INTL. FCStone, Inc. (b)	499,456
24,847	Invesco Mortgage Capital, Inc. REIT	378,420
29,212	K12, Inc. (b)	419,192
26,123	KB Home	421,103
22,928	KBR, Inc.	346,901
7,329	LegacyTexas Financial Group, Inc.	231,816
7,855	Leidos Holdings, Inc.	339,964
17,342	Lexicon Pharmaceuticals, Inc. (b)	313,370
9,308	Liberty Property Trust REIT	375,578
41,411	Lionbridge Technologies, Inc. (b)	207,055
3,339	Lithia Motors, Inc., Class A	318,941
6,354	Lydall, Inc. (b)	324,880

See Notes to Financial Statements.	2	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

United States - (continued)
6,846	Manhattan Associates, Inc. (b)	$394,467
5,141	ManpowerGroup, Inc.	371,489
5,151	ManTech International Corp., Class A	194,141
9,698	MarineMax, Inc. (b)	203,173
8,029	MDC Holdings, Inc.	207,148
20,235	MDU Resources Group, Inc.	514,778
18,620	Mentor Graphics Corp.	492,313
10,478	Merit Medical Systems, Inc. (b)	254,511
5,044	Murphy USA, Inc. (b)	359,940
26,563	Nabors Industries, Ltd.	323,006
19,401	Nationstar Mortgage Holdings, Inc. (b)	287,329
39,006	Newpark Resources, Inc. (b)	287,084
45,046	OraSure Technologies, Inc. (b)	359,017
6,920	Orthofix International NV (b)	295,968
7,743	Owens Corning	413,399
11,912	PNM Resources, Inc.	389,761
5,972	Preferred Bank/Los Angeles CA	213,499
7,265	Prosperity Bancshares, Inc.	398,776
38,605	Rayonier Advanced Materials, Inc.	516,149
3,874	Reinsurance Group of America, Inc.	418,160
4,108	REX American Resources Corp. (b)	348,194
20,991	Rowan Cos. PLC, Class A	318,224
18,031	Sanmina Corp. (b)	513,343
5,867	ScanSource, Inc. (b)	214,145
16,836	Select Medical Holdings Corp. (b)	227,286
6,620	Selective Insurance Group, Inc.	263,873
10,891	SkyWest, Inc.	287,631
53,535	SLM Corp. (b)	399,906
17,306	Sonic Automotive, Inc., Class A	325,353
26,494	Spectrum Pharmaceuticals, Inc. (b)	123,727
8,344	Spirit AeroSystems Holdings, Inc., Class A (b)	371,642
13,433	Sucampo Pharmaceuticals, Inc., Class A (b)	165,360
6,529	Sykes Enterprises, Inc. (b)	183,661
3,853	SYNNEX Corp.	439,666
6,384	Tableau Software, Inc., Class A (b)	352,844
5,922	Tech Data Corp. (b)	501,653
16,919	Telephone & Data Systems, Inc.	459,858
12,974	The Greenbrier Cos., Inc.	457,982
15,568	TriNet Group, Inc. (b)	336,736
25,765	TTM Technologies, Inc. (b)	295,009
23,242	United States Steel Corp.	438,344
6,587	Universal Corp.	383,495
13,844	Voya Financial, Inc.	398,984
33,450	Wabash National Corp. (b)	476,328
8,000	World Fuel Services Corp.	370,080
6,573	WSFS Financial Corp.	239,849
		37,100,246
Total Common Stock (Cost $58,319,346)		64,345,791

Shares	Security Description	Rate	Value

Preferred Stock - 0.3%
Germany - 0.3%
1,529	Volkswagen AG (Cost $195,032)	0.17%	$201,419

Total Equity Securities (Cost $58,514,378)	64,547,210

Money Market Fund - 14.1%
9,858,761	Dreyfus Treasury Prime Cash Management, 0.15% (c) (Cost $9,858,761)	9,858,761

Total Long Positions - 106.4% (Cost $68,373,139)*	$74,405,971
Total Short Positions - (91.0)% (Proceeds $(65,793,771))*	(63,632,676)
Other Assets & Liabilities, Net – 84.6%	59,154,369
Net Assets – 100.0%	$69,927,664

See Notes to Financial Statements.	3	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2016

Shares	Security Description	Value

Short Positions - (91.0)%
Common Stock - (91.0)%
Austria - (0.5)%
(10,533)	ams AG	$(342,249)

Belgium - (0.5)%
(2,783)	Anheuser-Busch InBev SA/NV	(365,986)

Bermuda - (1.4)%
(19,795)	Golar LNG, Ltd.	(419,654)
(14,132)	Hiscox, Ltd.	(190,695)
(3,222)	RenaissanceRe Holdings, Ltd.	(387,156)
		(997,505)

Denmark - (1.7)%
(7,807)	Bavarian Nordic A/S	(295,526)
(3,437)	Carlsberg A/S, Class B	(328,488)
(5,220)	Chr Hansen Holding A/S	(310,928)
(4,238)	SimCorp A/S	(245,893)
		(1,180,835)

France - (4.4)%
(2,779)	Aeroports de Paris	(275,750)
(15,877)	Bureau Veritas SA	(340,641)
(4,386)	DBV Technologies SA	(319,725)
(31,976)	Groupe Eurotunnel SE	(346,377)
(766)	Hermes International	(311,847)
(3,512)	Ingenico Group SA	(307,068)
(2,004)	Pernod Ricard SA	(237,342)
(6,104)	SFR Group SA	(179,796)
(29,856)	Technicolor SA	(203,952)
(1,120)	Virbac SA	(187,285)
(16,170)	Zodiac Aerospace	(393,539)
		(3,103,322)

Germany - (4.0)%
(14,512)	alstria office REIT-AG	(199,310)
(4,319)	Beiersdorf AG	(407,683)
(2,778)	Bertrandt AG	(302,134)
(5,751)	CTS Eventim AG & Co. KGaA	(204,533)
(15,962)	Deutsche Bank AG	(208,037)
(5,434)	Fraport AG Frankfurt Airport Services Worldwide	(297,403)
(5,910)	HUGO BOSS AG	(327,150)
(17,517)	K+S AG	(332,625)
(4,386)	MorphoSys AG	(183,687)
(4,431)	Symrise AG	(324,946)
		(2,787,508)

Hong Kong - (1.6)%
(35,000)	Cheung Kong Infrastructure Holdings, Ltd.	(301,872)
(29,000)	CK Hutchison Holdings, Ltd.	(370,685)
(59,000)	Link REIT	(435,544)
		(1,108,101)

Ireland - (0.4)%
(12,968)	Smurfit Kappa Group PLC	(288,894)

Italy - (1.4)%
(47,551)	Anima Holding SpA	(232,119)
(15,353)	Azimut Holding SpA	(225,903)
(36,943)	Credito Emiliano SpA	(200,646)
(6,256)	Luxottica Group SpA	(298,806)
		(957,474)

Japan - (7.3)%
(8,400)	Denso Corp.	(335,198)
(2,000)	FANUC Corp.	(337,831)
(5,000)	GMO Payment Gateway, Inc.	(261,226)
(14,200)	Hamamatsu Photonics KK	(436,870)
(18,700)	Kakaku.com, Inc.	(338,617)
(10,500)	MonotaRO Co., Ltd.	(283,058)
(2,900)	Nidec Corp.	(268,056)
(12,400)	Ono Pharmaceutical Co., Ltd.	(346,214)
(13,300)	Pigeon Corp.	(402,845)
(18,300)	Seibu Holdings, Inc.	(302,099)
(2,200)	Shimano, Inc.	(326,752)
(38,400)	Sumco Corp.	(315,963)
(29,000)	Sumitomo Metal Mining Co., Ltd.	(400,541)
(7,400)	Suntory Beverage & Food, Ltd.	(319,964)
(15,600)	Unicharm Corp.	(404,782)
		(5,080,016)

Netherlands - (2.8)%
(22,517)	Altice NV, Class A	(403,269)
(3,750)	ASML Holding NV	(410,966)
(15,193)	Fugro NV, ADR	(245,810)
(3,884)	Heineken NV	(341,408)
(17,355)	OCI NV	(255,777)
(23,063)	SBM Offshore NV	(327,501)
		(1,984,731)

New Zealand - (0.8)%
(38,474)	Fisher & Paykel Healthcare Corp., Ltd.	(280,858)
(40,413)	Ryman Healthcare, Ltd.	(283,682)
		(564,540)

Peru - (0.5)%
(13,246)	Southern Copper Corp.	(348,370)

Singapore - (0.5)%
(55,900)	Oversea-Chinese Banking Corp., Ltd.	(356,260)

See Notes to Financial Statements.	4	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2016

Shares	Security Description	Value

Spain - (0.8)%
(586)	Construcciones y Auxiliar de Ferrocarriles SA	$(235,498)
(15,189)	Red Electrica Corp. SA	(327,726)
(1,467)	Zardoya Otis SA	(14,114)
		(577,338)

Sweden - (2.1)%
(2,797)	AAK AB	(206,659)
(22,361)	Betsson AB	(247,211)
(19,172)	Lundin Petroleum AB	(350,923)
(35,961)	Skandinaviska Enskilda Banken AB, Class A	(361,459)
(18,725)	SKF AB, Class B	(323,369)
		(1,489,621)

Switzerland - (4.0)%
(3,155)	Basilea Pharmaceutica AG	(250,394)
(61)	Chocoladefabriken Lindt & Spruengli AG	(352,773)
(5,378)	Cie Financiere Richemont SA	(327,991)
(29,125)	Credit Suisse Group AG	(382,779)
(18,359)	GAM Holding AG	(175,864)
(1,946)	Sonova Holding AG	(275,936)
(4,372)	Sunrise Communications Group AG	(305,170)
(1,251)	The Swatch Group AG	(354,643)
(63,859)	Weatherford International PLC	(358,888)
		(2,784,438)

United Kingdom - (4.3)%
(16,844)	Big Yellow Group PLC REIT	(169,920)
(28,582)	Britvic PLC	(223,464)
(9,563)	Derwent London PLC REIT	(322,332)
(38,217)	Rolls-Royce Holdings PLC	(356,553)
(122,909)	Rotork PLC	(336,079)
(42,918)	Standard Chartered PLC	(349,256)
(108,021)	Tullow Oil PLC	(354,815)
(24,249)	United Utilities Group PLC	(314,964)
(11,823)	Victrex PLC	(240,027)
(6,396)	Whitbread PLC	(324,612)
		(2,992,022)

United States - (52.0)%
(6,643)	Acadia Healthcare Co., Inc.	(329,161)
(12,262)	Aerojet Rocketdyne Holdings, Inc.	(215,566)
(12,866)	Aimmune Therapeutics, Inc.	(192,990)
(10,501)	Ameris Bancorp	(367,010)
(29,458)	Amicus Therapeutics, Inc.	(217,989)
(3,896)	ANSYS, Inc.	(360,809)
(13,851)	Aqua America, Inc.	(422,179)
(2,617)	athenahealth, Inc.	(330,056)
(13,349)	AtriCure, Inc.	(211,181)
(5,386)	Bank of Hawaii Corp.	(391,131)
(4,808)	Banner Corp.	(210,302)
(13,185)	Bottomline Technologies de, Inc.	(307,342)
(13,998)	Brown & Brown, Inc.	(527,865)
(2,803)	Buffalo Wild Wings, Inc.	(394,494)
(8,094)	Cabela's, Inc.	(444,603)
(19,011)	Calgon Carbon Corp.	(288,397)
(20,656)	Callidus Software, Inc.	(379,038)
(5,799)	CBOE Holdings, Inc.	(376,065)
(4,535)	CEB, Inc.	(247,021)
(32,798)	Cerus Corp.	(203,676)
(11,464)	Cheniere Energy, Inc.	(499,830)
(6,443)	Chuy's Holdings, Inc.	(180,017)
(21,105)	Ciena Corp.	(460,089)
(13,828)	Clifton Bancorp, Inc.	(211,430)
(5,742)	Compass Minerals International, Inc.	(423,185)
(7,847)	Computer Programs and Systems, Inc.	(204,493)
(10,445)	comScore, Inc.	(320,244)
(13,883)	Consolidated Communications Holdings, Inc.	(350,407)
(13,098)	Cornerstone OnDemand, Inc.	(601,853)
(23,043)	Covanta Holding Corp.	(354,632)
(23,144)	CVB Financial Corp.	(407,566)
(5,379)	DexCom, Inc.	(471,523)
(19,699)	Dynavax Technologies Corp.	(206,643)
(33,675)	Endologix, Inc.	(431,040)
(7,863)	Envestnet, Inc.	(286,606)
(4,525)	EPAM Systems, Inc.	(313,628)
(12,050)	Fiesta Restaurant Group, Inc.	(289,200)
(13,641)	First Financial Bankshares, Inc.	(497,078)
(20,025)	Flowers Foods, Inc.	(302,778)
(28,835)	FNB Corp.	(354,671)
(38,454)	GenMark Diagnostics, Inc.	(453,757)
(12,420)	Genpact, Ltd.	(297,459)
(10,771)	G-III Apparel Group, Ltd.	(313,975)
(5,197)	Graco, Inc.	(384,578)
(16,269)	Greenhill & Co., Inc.	(383,460)
(13,400)	Gulfport Energy Corp.	(378,550)
(12,355)	Healthcare Services Group, Inc.	(489,011)
(7,843)	Healthcare Trust of America, Inc., Class A REIT	(255,839)
(23,512)	Heartland Express, Inc.	(443,907)
(3,754)	Helen of Troy, Ltd.	(323,482)
(12,026)	Heron Therapeutics, Inc.	(207,208)
(34,633)	Infinera Corp.	(312,736)
(3,824)	IPG Photonics Corp.	(314,906)
(7,465)	Juno Therapeutics, Inc.	(224,025)
(22,756)	KapStone Paper and Packaging Corp.	(430,544)
(20,308)	Kate Spade & Co.	(347,876)
(13,824)	Keysight Technologies, Inc.	(438,083)
(9,181)	La Jolla Pharmaceutical Co.	(218,416)
(71,427)	Lattice Semiconductor Corp.	(463,561)
(8,251)	Mercury General Corp.	(452,567)
(10,336)	Meridian Bioscience, Inc.	(199,381)

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2016

Shares	Security Description	Value

(3,808)	Mid-America Apartment Communities, Inc. REIT	$(357,914)
(13,066)	Mobile Mini, Inc.	(394,593)
(5,871)	Monro Muffler Brake, Inc.	(359,129)
(11,988)	Nektar Therapeutics	(205,954)
(25,192)	New York Community Bancorp, Inc.	(358,482)
(39,222)	Nimble Storage, Inc.	(346,330)
(11,617)	NN, Inc.	(212,010)
(13,161)	Northfield Bancorp, Inc.	(211,892)
(14,146)	Oceaneering International, Inc.	(389,156)
(16,060)	OneBeacon Insurance Group, Ltd., Class A	(229,337)
(11,788)	Oritani Financial Corp.	(185,307)
(4,370)	OSI Systems, Inc.	(285,711)
(17,403)	Pandora Media, Inc.	(249,385)
(33,674)	PGT, Inc.	(359,302)
(20,240)	Physicians Realty Trust REIT	(435,970)
(49,614)	Platform Specialty Products Corp.	(402,370)
(4,016)	Polaris Industries, Inc.	(310,999)
(5,407)	Popeyes Louisiana Kitchen, Inc.	(287,328)
(6,083)	Proto Labs, Inc.	(364,433)
(16,120)	Rambus, Inc.	(201,500)
(10,328)	Restoration Hardware Holdings, Inc.	(357,142)
(5,376)	RLI Corp.	(367,503)
(11,268)	Sabre Corp.	(317,532)
(19,622)	SeaWorld Entertainment, Inc.	(264,505)
(5,765)	SEI Investments Co.	(262,942)
(13,397)	South Jersey Industries, Inc.	(395,881)
(18,020)	Sportsman's Warehouse Holdings, Inc.	(189,570)
(48,780)	Synergy Resources Corp.	(338,045)
(8,883)	Team Health Holdings, Inc.	(289,231)
(22,103)	TFS Financial Corp.	(393,654)
(2,171)	The Boston Beer Co., Inc., Class A	(337,069)
(3,500)	The Middleby Corp.	(432,670)
(35,053)	TherapeuticsMD, Inc.	(238,711)
(6,176)	Trex Co., Inc.	(362,655)
(17,163)	Twitter, Inc.	(395,607)
(10,015)	United Bankshares, Inc.	(377,265)
(5,175)	Universal Display Corp.	(287,264)
(9,564)	USG Corp.	(247,229)
(5,252)	ViaSat, Inc.	(392,062)
(11,347)	Vitamin Shoppe, Inc.	(304,667)
(4,091)	Wabtec Corp.	(334,030)
(14,653)	Waddell & Reed Financial, Inc., Class A	(266,098)
(2,111)	Watsco, Inc.	(297,440)
(16,304)	Werner Enterprises, Inc.	(379,394)
(51,427)	Whiting Petroleum Corp.	(449,472)
(6,450)	Williams-Sonoma, Inc.	(329,466)
(6,054)	Zebra Technologies Corp.	(421,419)
(10,398)	Zoe's Kitchen, Inc.	(230,732)
		(36,323,466)

Total Common Stock (Proceeds $(65,793,771))	$(63,632,676)
Total Short Positions - (91.0)% (Proceeds $(65,793,771))	$(63,632,676)

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2016

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or portion of these securities are held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Variable rate security. Rate presented is as of September 30, 2016.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,922,206
Gross Unrealized Depreciation	(4,728,279)
Net Unrealized Appreciation	$8,193,927

The following is a summary of the inputs used to value the Fund's investments and liabilities as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Australia	$-	$1,288,441	$-	$1,288,441
Austria	-	700,809	-	700,809
Denmark	-	950,410	-	950,410
Finland	-	1,079,217	-	1,079,217
France	-	2,280,332	-	2,280,332
Germany	-	1,649,074	-	1,649,074
Ireland	-	116,459	-	116,459
Israel	-	234,952	-	234,952
Italy	-	1,489,343	-	1,489,343
Japan	-	5,447,453	-	5,447,453
Jersey	-	222,764	-	222,764
Netherlands	212,949	1,025,484	-	1,238,433
Norway	-	1,132,364	-	1,132,364
Puerto Rico	788,215	-	-	788,215
South Africa	-	263,270	-	263,270
Spain	-	1,883,980	-	1,883,980
Sweden	-	562,106	-	562,106
Switzerland	-	2,651,585	-	2,651,585
Thailand	526,162	-	-	526,162
United Kingdom	209,448	2,530,728	-	2,740,176
United States	37,100,246	-	-	37,100,246
Preferred Stock
Germany	-	201,419	-	201,419
Money Market Fund	-	9,858,761	-	9,858,761
Total Investments At Value	$38,837,020	$35,568,951	$-	$74,405,971
Total Assets	$38,837,020	$35,568,951	$-	$74,405,971

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2016

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock
Austria	$-	$(342,249)	$-	$(342,249)
Belgium	-	(365,986)	-	(365,986)
Bermuda	(806,810)	(190,695)	-	(997,505)
Denmark	-	(1,180,835)	-	(1,180,835)
France	-	(3,103,322)	-	(3,103,322)
Germany	-	(2,787,508)	-	(2,787,508)
Hong Kong	-	(1,108,101)	-	(1,108,101)
Ireland	-	(288,894)	-	(288,894)
Italy	-	(957,474)	-	(957,474)
Japan	-	(5,080,016)	-	(5,080,016)
Netherlands	-	(1,984,731)	-	(1,984,731)
New Zealand	-	(564,540)	-	(564,540)
Peru	(348,370)	-	-	(348,370)
Singapore	-	(356,260)	-	(356,260)
Spain	-	(577,338)	-	(577,338)
Sweden	-	(1,489,621)	-	(1,489,621)
Switzerland	(358,888)	(2,425,550)	-	(2,784,438)
United Kingdom	-	(2,992,022)	-	(2,992,022)
United States	(36,323,466)	-	-	(36,323,466)
Total Securities Sold Short	$(37,837,534)	$(25,795,142)	$-	$(63,632,676)
Total Liabilities	$(37,837,534)	$(25,795,142)	$-	$(63,632,676)

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
At September 30, 2016, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:
LMCG Global Market Neutral Fund

Long Securities   36.77%
Short Securities  (36.89)%
See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2016

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Australia	1.7%	0.0%
Austria	0.9%	0.5%
Belgium	0.0%	0.6%
Bermuda	0.0%	1.6%
Denmark	1.3%	1.9%
Finland	1.4%	0.0%
France	3.1%	4.9%
Germany	2.5%	4.4%
Hong Kong	0.0%	1.7%
Ireland	0.2%	0.5%
Israel	0.3%	0.0%
Italy	2.0%	1.5%
Japan	7.3%	8.0%
Jersey	0.3%	0.0%
Netherlands	1.7%	3.1%
New Zealand	0.0%	0.9%
Norway	1.5%	0.0%
Peru	0.0%	0.5%
Puerto Rico	1.1%	0.0%
Singapore	0.0%	0.5%
South Africa	0.3%	0.0%
Spain	2.5%	0.9%
Sweden	0.8%	2.3%
Switzerland	3.6%	4.4%
Thailand	0.7%	0.0%
United Kingdom	3.7%	4.7%
United States	63.1%**	57.1%
	100.0%	100.0%

** Includes Money Market Fund totaling 13.2%.
See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $68,373,139)	$74,405,971
Deposits with brokers	59,015,846
Foreign currency (Cost $57,889)	58,546
Receivables:
Fund shares sold	59,508
Investment securities sold	12,380
Dividends	173,807
Prepaid expenses	15,003
Total Assets	133,741,061

LIABILITIES
Securities sold short, at value (Proceeds $65,793,771)	63,632,676
Payables:
Fund shares redeemed	8,385
Dividends on securities sold short	53,411
Accrued Liabilities:
Investment adviser fees	23,254
Trustees' fees and expenses	55
Fund services fees	6,874
Other expenses	88,742
Total Liabilities	63,813,397

NET ASSETS	$69,927,664

COMPONENTS OF NET ASSETS
Paid-in capital	$72,782,271
Accumulated net investment loss	(1,194,964)
Accumulated net realized loss	(9,853,706)
Net unrealized appreciation	8,194,063
NET ASSETS	$69,927,664

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	512,882
Institutional Shares	6,058,611

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $5,434,347)	$10.60
Institutional Shares (based on net assets of $64,493,317)	$10.64

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $81,068) .	$1,082,702
Interest income	32,939
Total Investment Income	1,115,641

EXPENSES
Investment adviser fees	464,875
Fund services fees	98,297
Transfer agent fees:
Investor Shares	1,089
Institutional Shares	8,709
Distribution fees:
Investor Shares	12,001
Custodian fees	328,029
Registration fees:
Investor Shares	5,454
Institutional Shares	6,068
Professional fees	23,354
Trustees' fees and expenses	5,285
Dividend expense on securities sold short	928,848
Miscellaneous expenses	81,015
Total Expenses	1,963,024
Fees waived and expenses reimbursed	(278,375)
Net Expenses	1,684,649

NET INVESTMENT LOSS	(569,008)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,400,563
Foreign currency transactions	(3)
Securities sold short	(9,602,704)
Net realized loss	(8,202,144)
Net change in unrealized appreciation (depreciation) on:
Investments	3,152,814
Foreign currency translations	(504)
Securities sold short	1,468,053
Net change in unrealized appreciation (depreciation)	4,620,363
NET REALIZED AND UNREALIZED LOSS	(3,581,781)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,150,789)

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016
OPERATIONS
Net investment loss	$(569,008)	$(1,331,933)
Net realized loss	(8,202,144)	(908,588)
Net change in unrealized appreciation (depreciation)	4,620,363	721,611
Decrease in Net Assets Resulting from Operations	(4,150,789)	(1,518,910)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,473,393	13,677,091
Institutional Shares	16,490,285	58,496,549
Redemption of shares:
Investor Shares	(12,004,372)	(3,692,502)
Institutional Shares	(55,576,422)	(8,269,340)
Increase (Decrease) in Net Assets from Capital Share Transactions	(48,617,116)	60,211,798
Increase (Decrease) in Net Assets	(52,767,905)	58,692,888

NET ASSETS
Beginning of Period	122,695,569	64,002,681
End of Period (Including line (a))	$69,927,664	$122,695,569

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	231,101	1,224,668
Institutional Shares	1,533,663	5,199,050
Redemption of shares:
Investor Shares	(1,124,986)	(331,429)
Institutional Shares	(5,197,439)	(743,813)
Increase (Decrease) in Shares	(4,557,661)	5,348,476

(a) Accumulated net investment loss	$(1,194,964)	$(625,956)

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2016		For the Year Ended March 31, 2016	December 18, 2014 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.00		$11.07	$10.87
INVESTMENT OPERATIONS
Net investment loss (b)	(0.08)		(0.20)	(0.05)
Net realized and unrealized gain (loss)	(0.32)		0.13 (c)	0.25
Total from Investment Operations	(0.40)		(0.07)	0.20
NET ASSET VALUE, End of Period	$10.60		$11.00	$11.07
TOTAL RETURN	(3.64	)%(d)	(0.63)%	1.84	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$5,434	$15,468		$5,683
Ratios to Average Net Assets:
Net investment loss	(1.51	)%(e)	(1.81)%	(1.73	)%(e)
Net expenses including dividend expenses	3.92	%(e)	3.38%	3.30	%(e)
Dividend expenses	2.07	%(e)	1.53%	1.45	%(e)
Net expenses without dividend expenses	1.85	%(e)	1.85%	1.85	%(e)
Gross expenses (f)	4.67	%(e)	4.09%	5.73	%(e)
PORTFOLIO TURNOVER RATE	49	%(d)	124%	104	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2016		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	May 21, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.03		$11.07	$10.11	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.06)		(0.17)	(0.16)	(0.11)
Net realized and unrealized gain (loss)	(0.33)		0.13 (c)	1.12	0.22
Total from Investment Operations	(0.39)		(0.04)	0.96	0.11
REDEMPTION FEES (b)	—		—	— (d)	—
NET ASSET VALUE, End of Period	$10.64		$11.03	$11.07	$10.11
TOTAL RETURN	(3.54	)%(e)	(0.36)%	9.50%	1.10	%(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$64,493	$107,228		$58,320	$11,401
Ratios to Average Net Assets:
Net investment loss	(1.19	)%(f)	(1.53)%	(1.49)%	(1.27	)%(f)
Net expenses with dividend expenses	3.58	%(f)	3.15%	2.91%	2.94	%(f)
Dividend expenses	1.98	%(f)	1.55%	1.31%	1.34	%(f)
Net expenses without dividend expenses	1.60	%(f)	1.60%	1.60%	1.60	%(f)
Gross expenses (g)	4.16	%(f)	3.74%	4.63%	8.73	%(f)
PORTFOLIO TURNOVER RATE	49	%(e)	124%	104%	62	%(e)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)		Less than $0.01 per share.
(e)		Not annualized.
(f)		Annualized.
(g)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Equity Securities - 94.5%
Common Stock - 94.0%
Australia - 1.2%
1,369	Downer EDI, Ltd.	$5,696
4,320	Scentre Group REIT	15,596
400	South32, Ltd.	758
		22,050
Austria - 0.2%
230	CA Immobilien Anlagen AG (a)	4,385

Belgium - 1.0%
88	Anheuser-Busch InBev SA/NV	11,573
159	Bekaert SA	7,278
		18,851
Canada - 2.0%
200	Canadian National Railway Co.	13,074
620	Goldcorp, Inc.	10,242
200	Intact Financial Corp.	14,458
		37,774
China - 2.9%
9,000	Bank of Communications Co., Ltd., Class H	6,922
7,000	China Construction Bank Corp., Class H	5,257
7,000	China Galaxy Securities Co., Ltd., Class H	6,438
11,000	Geely Automobile Holdings, Ltd.	9,905
3,400	Guangzhou R&F Properties Co., Ltd., Class H	5,388
14,000	Industrial & Commercial Bank of China, Ltd., Class H	8,886
400	Tencent Holdings, Ltd.	11,121
		53,917
France - 2.9%
192	BNP Paribas SA	9,875
100	Nexity SA	5,281
111	Sanofi	8,453
290	TOTAL SA	13,793
210	Vinci SA	16,081
		53,483
Germany - 4.2%
66	Allianz SE	9,808
153	BASF SE	13,101
116	Bayer AG	11,650
153	Daimler AG	10,791
55	Pfeiffer Vacuum Technology AG	5,229
149	SAP SE	13,626
123	Siemens AG	14,423
		78,628
Hong Kong - 0.3%
500	China Mobile, Ltd.	6,142

India - 0.7%
312	Infosys, Ltd., ADR	4,923
261	Reliance Industries, Ltd., GDR (b)	8,561
		13,484
Ireland - 0.5%
229	AerCap Holdings NV (a)	8,814

Isle Of Man - 0.3%
940	Paysafe Group PLC (a)	5,430

Italy - 1.4%
90	DiaSorin SpA	5,785
1,020	Enel SpA	4,546
542	Eni SpA	7,810
3,024	Intesa Sanpaolo SpA	6,714
		24,855
Japan - 5.5%
200	Arcs Co., Ltd.	5,005
200	DIC Corp.	6,191
300	Exedy Corp.	7,627
400	Honda Motor Co., Ltd.	11,544
329	Hoya Corp.	13,235
2	Japan Logistics Fund, Inc. REIT	4,527
1,900	Mitsubishi UFJ Financial Group, Inc.	9,626
1,000	Penta-Ocean Construction Co., Ltd.	5,704
800	Sumitomo Electric Industries, Ltd.	11,310
214	Tokyo Seimitsu Co., Ltd.	5,713
1,000	Toray Industries, Inc.	9,740
200	Toyota Motor Corp.	11,601
		101,823
Malaysia - 0.2%
2,700	IHH Healthcare Bhd	4,135

Malta - 0.4%
800	Unibet Group PLC, SDR	7,435

Mexico - 0.2%
1,900	Wal-Mart de Mexico SAB de CV	4,160

Netherlands - 1.8%
1,000	ING Groep NV	12,346
282	InterXion Holding NV (a)	10,214
207	Royal Dutch Shell PLC, ADR	10,364
		32,924
New Zealand - 0.4%
1,742	Trade Me Group, Ltd.	7,139

Russian Federation - 0.3%
178	Tatneft PJSC, ADR	5,479

See Notes to Financial Statements.	15	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Singapore - 0.6%
3,700	Singapore Press Holdings, Ltd.	$10,370

South Africa - 0.4%
9,600	Redefine Properties, Ltd. REIT	8,010

South Korea - 1.6%
90	Dongbu Insurance Co., Ltd.	5,595
44	Hyosung Corp.	5,228
314	Industrial Bank of Korea	3,424
23	POSCO	4,767
7	Samsung Electronics Co., Ltd.	10,197
		29,211
Spain - 0.8%
224	Almirall SA	3,445
2,507	Banco Santander SA	11,122
		14,567
Sweden - 0.8%
420	Investor AB, Class B	15,357

Switzerland - 2.5%
580	ABB, Ltd.	13,072
226	Nestle SA	17,846
15	Valora Holding AG	4,275
203	Wolseley PLC	11,417
		46,610
Taiwan - 1.9%
9,528	China Life Insurance Co., Ltd.	8,753
2,442	Hon Hai Precision Industry Co., Ltd.	6,180
2,000	Taiwan Semiconductor Manufacturing Co., Ltd.	11,756
4,664	Uni-President Enterprises Corp.	8,775
		35,464
United Kingdom - 5.5%
264	Berendsen PLC	4,244
439	BHP Billiton PLC	6,602
2,281	BP PLC	13,295
186	British American Tobacco PLC	11,862
449	GlaxoSmithKline PLC	9,563
1,271	HSBC Holdings PLC	9,554
558	Royal Dutch Shell PLC, Class B	14,467
121	STERIS PLC	8,845
2,233	Taylor Wimpey PLC	4,454
159	Whitbread PLC	8,070
82	Willis Towers Watson PLC	10,887
		101,843
United States - 53.5%
285	Abbott Laboratories	12,053
145	AbbVie, Inc.	9,145
343	ACADIA Pharmaceuticals, Inc. (a)	10,911
584	AES Corp.	7,504
66	Akamai Technologies, Inc. (a)	3,497
34	Alphabet, Inc., Class A (a)	27,338
26	Amazon.com, Inc. (a)	21,770
468	American Eagle Outfitters, Inc.	8,358
132	Ameriprise Financial, Inc.	13,170
174	AmerisourceBergen Corp.	14,056
157	Amsurg Corp. (a)	10,527
90	Anthem, Inc.	11,278
258	Apache Corp.	16,478
337	Apple, Inc.	38,098
599	Applied Materials, Inc.	18,060
88	athenahealth, Inc. (a)	11,099
295	BorgWarner, Inc.	10,378
492	Cadence Design Systems, Inc. (a)	12,561
295	Capital One Financial Corp.	21,190
86	Casey's General Stores, Inc.	10,333
224	Cavium, Inc. (a)	13,037
91	Charles River Laboratories International, Inc. (a)	7,584
75	Chevron Corp.	7,719
356	Cisco Systems, Inc.	11,292
232	Comerica, Inc.	10,978
134	Danaher Corp.	10,504
702	Darling Ingredients, Inc. (a)	9,484
227	Dick's Sporting Goods, Inc.	12,875
230	Diebold, Inc.	5,702
111	Euronet Worldwide, Inc. (a)	9,083
756	Fifth Third Bancorp	15,468
646	General Electric Co.	19,135
152	Gilead Sciences, Inc.	12,026
296	HealthSouth Corp.	12,009
334	Intel Corp.	12,609
285	International Paper Co.	13,674
472	JPMorgan Chase & Co.	31,430
127	M&T Bank Corp.	14,745
122	Manhattan Associates, Inc. (a)	7,030
130	MAXIMUS, Inc.	7,353
250	Merck & Co., Inc.	15,602
544	Micron Technology, Inc. (a)	9,672
356	Microsemi Corp. (a)	14,945
249	Microsoft Corp.	14,342
171	National Beverage Corp. (a)	7,533
166	Neurocrine Biosciences, Inc. (a)	8,406
111	Nevro Corp. (a)	11,587
232	Nexstar Broadcasting Group, Inc., Class A	13,389
274	Oracle Corp.	10,763
109	PepsiCo, Inc.	11,856
257	Pfizer, Inc.	8,705
47	Pioneer Natural Resources Co.	8,726
218	Portland General Electric Co.	9,285
149	Regal Beloit Corp.	8,864
77	Rockwell Automation, Inc.	9,420
See Notes to Financial Statements.	16	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

United States - (continued)
429	Sonic Corp.	$11,231
680	Southwestern Energy Co. (a)	9,411
248	Spectra Energy Corp.	10,602
400	SS&C Technologies Holdings, Inc.	12,860
213	State Street Corp.	14,831
123	Stericycle, Inc. (a)	9,857
400	SunTrust Banks, Inc.	17,520
80	SVB Financial Group (a)	8,843
371	Synchronoss Technologies, Inc. (a)	15,278
435	Tenet Healthcare Corp. (a)	9,857
159	The Allstate Corp.	11,000
275	The Dow Chemical Co.	14,253
80	The Goldman Sachs Group, Inc.	12,902
536	The Interpublic Group of Cos., Inc.	11,980
111	The Walt Disney Co.	10,307
300	TransUnion (a)	10,350
107	TreeHouse Foods, Inc. (a)	9,329
50	Tyler Technologies, Inc. (a)	8,562
249	Unum Group	8,792
65	Vail Resorts, Inc.	10,197
133	Valero Energy Corp.	7,049
149	Wal-Mart Stores, Inc.	10,746
418	Wells Fargo & Co.	18,509
140	Williams-Sonoma, Inc.	7,151
354	Zayo Group Holdings, Inc. (a)	10,517
595	Zions Bancorp.	18,457
		995,027

Total Common Stock (Cost $1,621,292)	1,747,367

Shares	Security Description	Rate	Value

Preferred Stock - 0.5%
Brazil - 0.5%
900	Itau Unibanco Holding SA (Cost $5,599)	0.02%	9,893
Total Equity Securities (Cost $1,626,891)			1,757,260

Principal	Security Description	Value

Fixed Income Securities - 0.5%
Exchange Traded Note - 0.5%
$148	iPath MSCI India Index ETN (a) (Cost $7,977)	10,247
Total Fixed Income Securities (Cost $7,977)		10,247

Shares	Security Description	Value

Investment Companies - 2.1%
242	iShares MSCI Emerging Markets ETF	9,063
680	iShares MSCI Eurozone ETF	23,453
127	iShares MSCI Turkey ETF	4,808
18	iShares Russell 1000 Growth ETF	1,875
Total Investment Companies (Cost $40,562)		39,199

Money Market Fund - 1.9%
34,866	Dreyfus Treasury Prime Cash Management, 0.15% (c) (Cost $34,866)	34,866

Total Investments - 99.0% (Cost $1,710,296)*	$1,841,572
Other Assets & Liabilities, Net – 1.0%	18,413
Net Assets – 100.0%	$1,859,985

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
GDR	Global Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $8,561 or 0.5% of net assets.
(c)	Variable rate security. Rate presented is as of September 30, 2016.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$207,736
Gross Unrealized Depreciation	(76,460)
Net Unrealized Appreciation	$131,276

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
See Notes to Financial Statements.	17	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$-	$22,050	$-	$22,050
Austria	-	4,385	-	4,385
Belgium	-	18,851	-	18,851
Canada	37,774	-	-	37,774
China	-	53,917	-	53,917
France	-	53,483	-	53,483
Germany	-	78,628	-	78,628
Hong Kong	-	6,142	-	6,142
India	13,484	-	-	13,484
Ireland	8,814	-	-	8,814
Isle Of Man	-	5,430	-	5,430
Italy	-	24,855	-	24,855
Japan	-	101,823	-	101,823
Malaysia	-	4,135	-	4,135
Malta	-	7,435	-	7,435
Mexico	4,160	-	-	4,160
Netherlands	32,924	-	-	32,924
New Zealand	-	7,139	-	7,139
Russian Federation	5,479	-	-	5,479
Singapore	-	10,370	-	10,370
South Africa	-	8,010	-	8,010
South Korea	-	29,211	-	29,211
Spain	-	14,567	-	14,567
Sweden	-	15,357	-	15,357
Switzerland	-	46,610	-	46,610
Taiwan	-	35,464	-	35,464
United Kingdom	19,732	82,111	-	101,843
United States	995,027	-	-	995,027
Preferred Stock
Brazil	9,893	-	-	9,893
Exchange Traded Note	10,247	-	-	10,247
Investment Companies	39,199	-	-	39,199
Money Market Fund	-	34,866	-	34,866
Total Investments At Value	$1,176,733	$664,839	$-	$1,841,572

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
At September 30, 2016, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities 33.87%
PORTFOLIO HOLDINGS
% of Total Investments
Australia	1.2%
Austria	0.3%
Belgium	1.0%
Brazil	0.6%
Canada	2.1%
China	2.9%
France	2.9%
Germany	4.3%
Hong Kong	0.3%
India	0.7%
Ireland	0.5%
Isle Of Man	0.3%
Italy	1.4%
Japan	5.5%
Malaysia	0.2%
Malta	0.4%
Mexico	0.2%
Netherlands	1.8%
New Zealand	0.4%
Russian Federation	0.3%
Singapore	0.6%
South Africa	0.4%
South Korea	1.6%
Spain	0.8%
Sweden	0.8%
Switzerland	2.5%
Taiwan	1.9%
United Kingdom	5.5%
United States**	58.6%
100.0%

** Includes Money Market Fund totaling 1.9%.
See Notes to Financial Statements.	18	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $1,710,296)	$1,841,572
Receivables:
Investment securities sold	11,004
Dividends	2,895
From investment adviser	13,471
Prepaid expenses	20,848
Total Assets	1,889,790

LIABILITIES
Payables:
Investment securities purchased	5,635
Due to broker	4,335
Accrued Liabilities:
Fund services fees	9,830
Other expenses	10,005
Total Liabilities	29,805

NET ASSETS	$1,859,985

COMPONENTS OF NET ASSETS
Paid-in capital	$1,723,337
Undistributed net investment income	6,920
Accumulated net realized loss	(1,504)
Net unrealized appreciation	131,232
NET ASSETS	$1,859,985

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	1,002
Institutional Shares	165,859

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $11,140)	$11.12
Institutional Shares (based on net assets of $1,848,845)	$11.15
See Notes to Financial Statements.	19	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $4,331) .	$23,139
Total Investment Income	23,139

EXPENSES
Investment adviser fees	7,856
Fund services fees	92,958
Transfer agent fees:
Investor Shares	1,358
Institutional Shares	1,292
Distribution fees:
Investor Shares	14
Custodian fees	6,451
Registration fees:
Investor Shares	3,255
Institutional Shares	7,566
Professional fees	11,898
Trustees' fees and expenses	3,193
Pricing fees	10,538
Miscellaneous expenses	10,611
Total Expenses	156,990
Fees waived and expenses reimbursed	(145,884)
Net Expenses	11,106

NET INVESTMENT INCOME	12,033

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	16,098
Foreign currency transactions	(141)
Net realized gain	15,957
Net change in unrealized appreciation (depreciation) on:
Investments	110,620
Foreign currency translations	(76)
Net change in unrealized appreciation (depreciation)	110,544
NET REALIZED AND UNREALIZED GAIN	126,501
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$138,534

See Notes to Financial Statements.	20	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016
OPERATIONS
Net investment income	$12,033	$18,784
Net realized gain	15,957	8,599
Net change in unrealized appreciation (depreciation)	110,544	(127,513)
Increase (Decrease) in Net Assets Resulting from Operations	138,534	(100,130)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	(120)
Institutional Shares	-	(27,011)
Net realized gain:
Investor Shares	-	(116)
Institutional Shares	-	(22,499)
Total Distributions to Shareholders	-	(49,746)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,030	400
Institutional Shares	268,003	41,000
Reinvestment of distributions:
Investor Shares	-	237
Institutional Shares	-	49,510
Redemption of shares:
Investor Shares	(1,492)	-
Institutional Shares	(371,339)	(9,000)
Increase (Decrease) in Net Assets from Capital Share Transactions	(102,798)	82,147
Increase (Decrease) in Net Assets	35,736	(67,729)

NET ASSETS
Beginning of Period	1,824,249	1,891,978
End of Period (Including line (a))	$1,859,985	$1,824,249

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	190	38
Institutional Shares	25,015	3,699
Reinvestment of distributions:
Investor Shares	-	23
Institutional Shares	-	4,752
Redemption of shares:
Investor Shares	(135)	-
Institutional Shares	(34,546)	(893)
Increase (Decrease) in Shares	(9,476)	7,619

(a) Undistributed (distributions in excess of) net investment income	$6,920	$(5,113)

See Notes to Financial Statements.	21	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2016		For the Year Ended March 31, 2016	March 3, 2015 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.34		$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.05		0.08	0.02
Net realized and unrealized gain (loss)	0.73		(0.69)	(0.10	)(c)
Total from Investment Operations	0.78		(0.61)	(0.08)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.13)	—
Net realized gain	—		(0.13)	—
Total Distributions to Shareholders	—		(0.26)	—
NET ASSET VALUE, End of Period	$11.12		$10.34	$11.21
TOTAL RETURN	7.54	%(d)	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$11	$10		$10
Ratios to Average Net Assets:
Net investment income	0.99	%(e)	0.77%	2.45	%(e)
Net expenses	1.45	%(e)	1.45%	1.45	%(e)
Gross expenses (f)	106.64	%(e)	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	43	%(d)	44%	74	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2016		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	September 11, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.35		$11.21	$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.07		0.11	0.10	0.02
Net realized and unrealized gain (loss)	0.73		(0.68)	0.49	0.86
Total from Investment Operations	0.80		(0.57)	0.59	0.88
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.16)	(0.08)	(0.06)
Net realized gain	—		(0.13)	(0.10)	(0.02)
Total Distributions to Shareholders	—		(0.29)	(0.18)	(0.08)
NET ASSET VALUE, End of Period	$11.15		$10.35	$11.21	$10.80
TOTAL RETURN	7.73	%(c)	(5.11)%	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,849	$1,814		$1,882	$1,344
Ratios to Average Net Assets:
Net investment income	1.30	%(d)	1.02%	0.95%	0.31	%(d)
Net expenses	1.20	%(d)	1.20%	1.20%	1.20	%(d)
Gross expenses (e)	16.40	%(d)	16.22%	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	43	%(c)	44%	74%	32	%(c)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	23	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Common Stock - 94.1%
Australia - 7.9%
7,532	BlueScope Steel, Ltd.	$44,966
8,832	Charter Hall Group REIT	34,727
43,028	Cleanaway Waste Management, Ltd.	37,055
47,002	Cromwell Property Group REIT	33,882
9,611	Downer EDI, Ltd.	39,986
11,684	Investa Office Fund REIT	41,007
24,507	Metcash, Ltd. (a)	39,403
36,762	Myer Holdings, Ltd.	32,987
11,103	OZ Minerals, Ltd.	51,920
30,739	Southern Cross Media Group, Ltd.	34,730
		390,663
Austria - 2.1%
1,591	BUWOG AG (a)	43,040
1,457	CA Immobilien Anlagen AG (a)	27,777
4,942	UNIQA Insurance Group AG	32,120
		102,937
Belgium - 2.1%
5,632	AGFA-Gevaert NV (a)	17,751
993	Bekaert SA	45,456
877	D'ieteren SA/NV	40,901
		104,108
Canada - 0.8%
9,697	IAMGOLD Corp. (a)	39,273

Denmark - 1.7%
990	Royal Unibrew A/S	48,981
1,342	Topdanmark A/S (a)	37,658
		86,639
Faroe Islands - 1.1%
1,258	Bakkafrost P/F	52,628

Finland - 0.9%
2,840	Valmet OYJ	42,732

France - 2.6%
726	Ipsen SA	51,005
726	Nexity SA	38,342
330	Sopra Steria Group	38,726
		128,073
Germany - 8.1%
6,859	Evotec AG (a)	38,729
616	Gerresheimer AG	52,374
3,832	Kloeckner & Co. SE (a)	46,698
350	Pfeiffer Vacuum Technology AG	33,273
556	Rheinmetall AG	38,755
1,235	RHOEN-KLINIKUM AG	37,557
1,269	Software AG	53,782
765	STADA Arzneimittel AG	42,564
2,119	Suedzucker AG	58,931
		402,663

Hong Kong - 1.4%
70,000	Champion REIT	42,594
72,000	Truly International Holdings, Ltd.	29,443
		72,037
Isle Of Man - 1.8%
4,517	GVC Holdings PLC (a)	43,436
7,744	Paysafe Group PLC (a)	44,736
		88,172
Italy - 3.6%
26,405	A2A SpA	37,294
684	DiaSorin SpA	43,964
13,359	Hera SpA	35,975
2,000	Recordati SpA	64,279
		181,512
Japan - 26.4%
1,400	Arcs Co., Ltd.	35,037
1,700	DIC Corp.	52,626
2,500	EDION Corp.	20,942
2,000	Foster Electric Co, Ltd.	36,754
3,300	Fuji Machine Manufacturing Co., Ltd.	38,180
1,300	Furukawa Electric Co., Ltd.	35,372
2,100	Geo Holdings Corp.	27,174
1,700	Internet Initiative Japan, Inc.	31,946
20	Japan Logistics Fund, Inc. REIT	45,271
11,400	JVC Kenwood Corp.	28,717
1,600	Kanamoto Co., Ltd.	41,117
18,000	Kanematsu Corp.	27,975
7,400	Kitz Corp.	40,957
2,400	Kohnan Shoji Co., Ltd.	46,677
1,800	Lasertec Corp.	34,547
2,000	Lion Corp.	32,405
1,100	Megmilk Snow Brand Co., Ltd.	40,221
11,000	Mitsui Mining & Smelting Co., Ltd.	23,030
4,000	Nichias Corp.	35,394
5,000	Nippon Electric Glass Co., Ltd.	25,890
3,500	Nipro Corp.	44,513
7,000	NTN Corp.	24,469
4,000	Onward Holdings Co., Ltd.	28,827
7,000	Penta-Ocean Construction Co., Ltd.	39,929
400	Pola Orbis Holdings, Inc.	35,807
6,000	Rengo Co., Ltd.	36,843
4,900	Round One Corp.	33,233
7,000	Sankyu, Inc.	40,199
2,800	SBI Holdings, Inc.	33,444
4,000	Sodick Co., Ltd.	29,804
16,300	Sojitz Corp.	41,762
1,600	Square Enix Holdings Co., Ltd.	55,173
2,100	TIS, Inc.	54,512
1,700	Tokyo Seimitsu Co., Ltd.	45,386
4,900	Tsukui Corp.	34,965
3,000	Wacoal Holdings Corp.	33,864
		1,312,962

See Notes to Financial Statements.	24	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Jersey - 0.9%
23,040	Centamin PLC	$44,254

Luxembourg - 1.8%
1,192	APERAM SA	53,741
3,452	Subsea 7 SA (a)	37,250
		90,991
Malta - 0.7%
3,928	Unibet Group PLC, SDR	36,506

Mexico - 0.6%
5,100	Grupo Aeroportuario del Centro Norte SAB de CV (a)	30,064

New Zealand - 0.6%
7,877	Trade Me Group, Ltd.	32,282

Norway - 0.9%
9,298	Storebrand ASA (a)	46,082

Singapore - 2.4%
41,500	Ascott Residence Trust REIT	34,676
56,700	Mapletree Greater China Commercial Trust REIT	45,801
5,800	Venture Corp., Ltd.	38,396
		118,873
South Africa - 0.5%
4,308	African Rainbow Minerals, Ltd.	25,890

South Korea - 1.7%
844	Hanwha Techwin Co., Ltd.	48,973
2,560	Meritz Fire & Marine Insurance Co., Ltd.	35,854
		84,827
Spain - 2.5%
2,129	Almirall SA	32,743
2,422	Gamesa Corp Tecnologica SA	58,031
2,833	Melia Hotels International SA	35,327
		126,101
Sweden - 4.5%
2,299	Axfood AB	40,586
1,626	Fastighets AB Balder, Class B (a)	43,228
4,096	Hemfosa Fastigheter AB	44,415
2,986	Mycronic AB	37,299
7,565	Ratos AB, Class B	35,915
12,051	SAS AB (a)	24,024
		225,467
Switzerland - 1.6%
1,876	Logitech International SA	42,109
124	Valora Holding AG	35,336
		77,445

Taiwan - 2.8%
46,680	China Life Insurance Co., Ltd.	42,882
17,000	Powertech Technology, Inc.	44,182
21,000	Tong Yang Industry Co., Ltd.	50,004
		137,068
United Kingdom - 12.1%
8,471	Acacia Mining PLC	54,624
7,617	Beazley PLC	38,153
1,298	Bellway PLC	39,804
2,188	Berendsen PLC	35,177
7,397	Carillion PLC	23,767
1,265	Go-Ahead Group PLC	33,327
4,825	Informa PLC	44,515
2,125	JD Sports Fashion PLC	40,629
18,733	Ladbrokes PLC	33,970
4,704	Melrose Industries PLC	10,632
38,436	Premier Oil PLC (a)	34,217
3,345	Savills PLC	31,032
750	Spirax-Sarco Engineering PLC	43,717
14,413	Taylor Wimpey PLC	28,748
4,531	The UNITE Group PLC	37,237
7,250	Tullett Prebon PLC	31,321
4,510	UBM PLC	41,691
		602,561

Total Common Stock (Cost $4,271,317)	4,682,810

Investment Companies - 3.0%
2,520	iShares MSCI EAFE ETF (Cost $149,327)	149,008

Money Market Fund - 0.9%
45,237	Dreyfus Treasury Prime Cash Management, 0.15% (b) (Cost $45,237)	45,237

Total Investments - 98.0% (Cost $4,465,881)*	$4,877,055
Other Assets & Liabilities, Net – 2.0%	97,089
Net Assets – 100.0%	$4,974,144

ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of September 30, 2016.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$527,006
Gross Unrealized Depreciation	(115,832)
Net Unrealized Appreciation	$411,174

See Notes to Financial Statements.	25	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$-	$390,663	$-	$390,663
Austria	-	102,937	-	102,937
Belgium	-	104,108	-	104,108
Canada	39,273	-	-	39,273
Denmark	-	86,639	-	86,639
Faroe Islands	-	52,628	-	52,628
Finland	-	42,732	-	42,732
France	-	128,073	-	128,073
Germany	-	402,663	-	402,663
Hong Kong	-	72,037	-	72,037
Isle Of Man	-	88,172	-	88,172
Italy	-	181,512	-	181,512
Japan	-	1,312,962	-	1,312,962
Jersey	-	44,254	-	44,254
Luxembourg	-	90,991	-	90,991
Malta	-	36,506	-	36,506
Mexico	30,064	-	-	30,064
New Zealand	-	32,282	-	32,282
Norway	-	46,082	-	46,082
Singapore	-	118,873	-	118,873
South Africa	-	25,890	-	25,890
South Korea	-	84,827	-	84,827
Spain	-	126,101	-	126,101
Sweden	-	225,467	-	225,467
Switzerland	-	77,445	-	77,445
Taiwan	-	137,068	-	137,068
United Kingdom	-	602,561	-	602,561
Investment Companies	149,008	-	-	149,008
Money Market Fund	-	45,237	-	45,237
Total Investments At Value	$218,345	$4,658,710	$-	$4,877,055

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.

At September 30, 2016, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund's Schedule of Investments:

LMCG International Small Cap Fund

Long Securities 92.75%
PORTFOLIO HOLDINGS
% of Total Investments
Australia	8.0%
Austria	2.1%
Belgium	2.1%
Canada	0.8%
Denmark	1.8%
Faroe Islands	1.1%
Finland	0.9%
France	2.6%
Germany	8.3%
Hong Kong	1.5%
Isle Of Man	1.8%
Italy	3.7%
Japan	26.9%
Jersey	0.9%
Luxembourg	1.9%
Malta	0.8%
Mexico	0.6%
New Zealand	0.7%
Norway	0.9%
Singapore	2.4%
South Africa	0.5%
South Korea	1.7%
Spain	2.6%
Sweden	4.6%
Switzerland	1.6%
Taiwan	2.8%
United Kingdom	12.4%
United States**	4.0%
100.0%

** Includes Money Market Fund totaling 0.9%.

See Notes to Financial Statements.	26	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $4,465,881)	$4,877,055
Cash	368
Foreign currency (Cost $10,443)	10,472
Receivables:
Dividends	21,704
From investment adviser	8,168
Prepaid expenses	2,514
Deferred offering costs	57,397
Total Assets	4,977,678

LIABILITIES
Accrued Liabilities:
Trustees' fees and expenses	358
Fund services fees	2,304
Other expenses	872
Total Liabilities	3,534

NET ASSETS	$4,974,144

COMPONENTS OF NET ASSETS
Paid-in capital	$4,520,790
Undistributed net investment income	67,946
Accumulated net realized loss	(25,306)
Net unrealized appreciation	410,714
NET ASSETS	$4,974,144

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	2,729
Institutional Shares	467,741

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $28,817)	$10.56
Institutional Shares (based on net assets of $4,945,327)	$10.57

See Notes to Financial Statements.	27	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENT OF OPERATIONS PERIOD ENDED SEPTEMBER 30, 2016*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $8,256) .	$87,995
Interest income	4
Total Investment Income	87,999

EXPENSES
Investment adviser fees	16,496
Fund services fees	75,966
Transfer agent fees:
Investor Shares	3,552
Institutional Shares	2,575
Distribution fees:
Investor Shares	22
Custodian fees	10,586
Registration fees:
Investor Shares	1,294
Institutional Shares	657
Professional fees	9,627
Trustees' fees and expenses	1,718
Offering costs	34,221
Pricing fees	11,525
Miscellaneous expenses	8,542
Total Expenses	176,781
Fees waived and expenses reimbursed	(156,728)
Net Expenses	20,053

NET INVESTMENT INCOME	67,946

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(25,729)
Foreign currency transactions	423
Net realized loss	(25,306)
Net change in unrealized appreciation (depreciation) on:
Investments	411,174
Foreign currency translations	(460)
Net change in unrealized appreciation (depreciation)	410,714
NET REALIZED AND UNREALIZED GAIN	385,408
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$453,354

* Commencement of operations was April 1, 2016.
See Notes to Financial Statements.	28	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND STATEMENT OF CHANGES IN NET ASSETS

April 1, 2016* Through September 30, 2016
OPERATIONS
Net investment income	$67,946
Net realized loss	(25,306)
Net change in unrealized appreciation (depreciation)	410,714
Increase in Net Assets Resulting from Operations	453,354

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	27,637
Institutional Shares	4,863,511
Redemption of shares:
Institutional Shares	(370,358)
Increase in Net Assets from Capital Share Transactions	4,520,790
Increase in Net Assets	4,974,144

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$4,974,144

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	2,729
Institutional Shares	503,921
Redemption of shares:
Institutional Shares	(36,180)
Increase in Shares	470,470

(a) Undistributed net investment income	$67,946
* Commencement of operations.

See Notes to Financial Statements.	29	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	April 18, 2016 (a) Through September 30, 2016
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.09
INVESTMENT OPERATIONS
Net investment income (b)	0.10
Net realized and unrealized gain	0.37
Total from Investment Operations	0.47
NET ASSET VALUE, End of Period	$10.56
TOTAL RETURN	4.66	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$29
Ratios to Average Net Assets:
Net investment income	2.25	%(d)
Net expenses	1.10	%(d)
Gross expenses (e)	91.93	%(d)
PORTFOLIO TURNOVER RATE	63	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	30	LMCG FUNDS

LMCG INTERNATIONAL SMALL CAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	April 1, 2016 (a) Through September 30, 2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.89
INVESTMENT OPERATIONS
Net investment income (b)	0.15
Net realized and unrealized gain	0.53
Total from Investment Operations	0.68
NET ASSET VALUE, End of Period	$10.57
TOTAL RETURN	6.88	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$4,945
Ratios to Average Net Assets:
Net investment income	2.89	%(d)
Net expenses	0.85	%(d)
Gross expenses (e)	7.20	%(d)
PORTFOLIO TURNOVER RATE	63	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	31	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 1. Organization
LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The LMCG Global Market Neutral Fund Investor Shares and Institutional Shares commenced operations on December 18, 2014, and May 21, 2013, respectively. The LMCG Global MultiCap Fund Investor Shares and Institutional Shares commenced operations on March 3, 2015, and September 11, 2013, respectively. The LMCG International Small Cap Fund Investor Shares and Institutional Shares commenced operations on April 18, 2016, and April 1, 2016, respectively. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation. The LMCG International Small Cap Fund seeks long-term capital appreciation.
On April 1, 2016, the LMCG International Small Cap Fund commenced operations through a reorganization of a collective investment trust into the Fund. The collective investment trust was previously managed by the Fund's Adviser, as defined in Note 3, and portfolio management team. This collective investment trust was organized and commenced operations on August 26, 2010. The collective investment trust had an investment objective and strategies that were, in all material respects, identical to those of the Fund. The net assets and unrealized gain received by the Fund from this tax free reorganization were as follows:
Date of Contribution	Net Assets	Shares Issued	Cost of Investments Transferred	Unrealized Gain on Investments
April 1, 2016	$4,792,193	246,511	$4,360,020	$185,382

In addition to the securities transferred in, as noted above, $246,791 of cash and other receivables were also transferred in as part of the reorganization.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities' prices may be fair valued by

32	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2016, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
Securities Sold Short – The LMCG Global Market Neutral Fund may sell a security short to increase investment returns. The LMCG Global Market Neutral Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on

33	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the LMCG Global Market Neutral Fund's Statement of Operations.
Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foregin currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – LMCG Investments, LLC (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.00%, 0.85% and 0.70% of the average daily net assets of LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Funds have adopted a Distribution Plan (the "Plan") for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
34	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 4. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2017, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively of the LMCG Global Market Neutral Fund. The Adviser has also contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2017, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.45% and 1.20%, respectively of the LMCG Global MultiCap Fund. The Adviser has also contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2017, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.10% and 0.85%, respectively of the LMCG International Small Cap Fund. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2016, fees waived and expenses reimbursed were as follows:
	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$261,864	$-	$16,511	$278,375
LMCG Global MultiCap Fund	7,856	97,947	40,081	145,884
LMCG International Small Cap Fund	16,496	94,419	45,813	156,728

Each Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 1.85% and 1.60% for Investor Shares and Institutional Shares, respectively of the LMCG Global Market Neutral Fund; 1.45% and 1.20% for Investor Shares and Institutional Shares, respectively of the LMCG Global MultiCap Fund; and 1.10% and 0.85% for Investor Shares and Institutional Shares, respectively of the LMCG International Small Cap Fund. As of September 30, 2016, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:
	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
LMCG Global Market Neutral Fund
March 31, 2014	$214,404	March 31, 2017	$-
March 31, 2015	326,616	March 31, 2018	-
March 31, 2016	434,999	March 31, 2019	-
September 30, 2016	261,864	March 31, 2020	-
LMCG Global MultiCap Fund
March 31, 2014	97,994	March 31, 2017	-
March 31, 2015	161,537	March 31, 2018	-
March 31, 2016	176,627	March 31, 2019	-
September 30, 2016	105,803	March 31, 2020	-
LMCG International Small Cap Fund
September 30, 2016	110,915	March 31, 2020	-

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2016, were as follows:
	Purchases	Sales
LMCG Global Market Neutral Fund	$42,838,943	$97,160,548
LMCG Global MultiCap Fund	760,558	865,783
LMCG International Small Cap Fund	3,008,138	2,894,486

35	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 6. Federal Income Tax
As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
LMCG Global Market Neutral Fund	$-	$(1,233,724)	$2,529,906	$1,296,182
LMCG Global MultiCap Fund	-	(17,176)	15,290	(1,886)

As of September 30, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
LMCG International Small Cap Fund	$182,726	$(51,574)	$322,202	$453,354

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in passive foreign investment holdings (PFICs) and wash sales for the LMCG Global Market Neutral Fund; PFICs, wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund; and PFICs, wash sales and currency gain/loss for the LMCG International Small Cap Fund.
For tax purposes, the prior year post-October loss was $17,176 for LMCG Global MultiCap Fund, and the prior deferred late year ordinary loss was $364,007 for the LMCG Global Market Neutral Fund (realized during the period November 1, 2015 through March 31, 2016). These losses were recognized for tax purposes on the first business day of each Fund's curent fiscal year, April 1, 2016.
The LMCG Global Market Neutral Fund has $869,717 available short term capital loss carryforwards that have no expiration date.
Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.
36	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Investment Advisory Agreement Approval
At the December 11, 2015 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement between the Adviser and the Trust as it relates to services provided to the LMCG International Small Cap Fund, a new series of the Trust (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided or to be provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided or to be provided and profitability to the Adviser based on its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grow and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition and with the Trust's CCO about the Adviser, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser's senior management and staff.
The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representations that the firm is in stable financial condition and concluded that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.
Performance
Recognizing that the LMCG International Small Cap Fund is new and has no performance history, the Board did not consider the performance history of the LMCG International Small Cap Fund. Instead, the Board considered the performance achieved by the Adviser in managing two other series of the Trust, the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund, noting that the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund had each performed well during the period relative to their respective benchmarks and peer groups. The Board also considered the one-, three-, and five-year annualized performance of the LMCG International Small Cap Fund's predecessor fund, a collective investment trust operated by the Adviser pursuant to a substantially similar strategy that would be reorganizing into the LMCG International Small Cap Fund. The Board notes that the strategy used the same benchmark index that the LMCG International Small Cap Fund would use, and had outperformed that benchmark index, the MSCI EAFE Small-Cap Index, since its inception on August 26, 2010. Based on the foregoing and other relative factors, the Board concluded that the Adviser's management of the Fund could benefit the Fund and its respective shareholders.
Compensation
With respect to the LMCG International Small Cap Fund, the Board evaluated the Adviser's proposed compensation for providing advisory services to the LMCG International Small Cap Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the LMCG International Small Cap Fund's Lipper peer group. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to the Fund was reasonable.
Cost of Services and Profitability
The Board considered information provided by the Adviser regarding the estimated costs of services and its estimated profitability with respect to the LMCG International Small Cap Fund. In this regard, the Board considered the Adviser's resources devoted to the Funds in the aggregate, as well as the Adviser's discussion of the aggregate costs and profitability of its mutual fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund was reasonable in the context of all factors considered.
37	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Economies of Scale
The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that the Fund could benefit from economies of scale as assets grow, but that the Adviser had determined that breakpoints were not appropriate at this time. The Board noted that the LMCG International Small Cap Fund had not yet commenced operations. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.
Other Benefits
The Board noted the Adviser's representation that it would be receiving a benefit arising from the use of soft dollars in connection with Fund trades, which will be used for the acquisition of research that may benefit not only the Funds, but potentially other clients of the Adviser. The Board concluded that the other benefits received were not a material factor in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC's website at www.sec.gov. The LMCG International Small Cap Fund's proxy voting record for the period from the Fund's commencement of operations to the period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 for the LMCG Global Market Neutral Fund, LMCG Global Market MultiCap Fund and the LMCG International Small Cap Fund's Institutional Shares, and April 18, 2016 for the LMCG International Small Cap Fund's Investor Shares, through September 30, 2016.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
38	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
LMCG Global Market Neutral Fund
Investor Shares
Actual	$1,000.00	$962.73	$9.10	1.85%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.79	$9.35	1.85%
Institutional Shares
Actual	$1,000.00	$964.64	$7.88	1.60%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.05	$8.09	1.60%
LMCG Global MultiCap Fund
Investor Shares
Actual	$1,000.00	$1,075.44	$7.54	1.45%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.80	$7.33	1.45%
Institutional Shares
Actual	$1,000.00	$1,077.29	$6.25	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.05	$6.07	1.20%
LMCG International Small Cap Fund
Institutional Shares
Actual	$1,000.00	$1,057.25	$4.38	0.85%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.81	$4.31	0.85%
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 18, 2016	September 30, 2016	Period*	Ratio**
LMCG International Small Cap Fund
Investor Shares
Actual	$1,000.00	$1,046.58	$5.09	1.10%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.55	$5.57	1.10%

*
Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

**
Expenses are equal to the share class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period (except for the share class' actual return information which reflects the 165-day period between April 18, 2016, the commencement of operations, through September 30, 2016).

39	LMCG FUNDS

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 591-4667 (toll free)

INVESTMENT ADVISER
LMCG Investments, LLC
200 Clarendon Street, 28th Floor
Boston, MA 02116

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

210-SAR-0916

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

Investor Shares (MERKX)

Institutional Shares (MHCIX)

MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)

Institutional Shares (MAAIX)

SEMI-ANNUAL REPORT (UNAUDITED) | SEPTEMBER 30, 2016

MERK HARD CURRENCY FUND	SEPTEMBER 30, 2016
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) - 51.5%
Non-U.S. Government - Austria - 1.9%
2,000,000	Austria Government Bond (b)	EUR	1.950%	06/18/19	$2,405,540
Non-U.S. Government - New Zealand - 2.0%
3,400,000	New Zealand Government Bond, Series 1217	NZD	6.000	12/15/17	2,596,075
Non-U.S. Government - Sweden - 1.5%
1,700,000	Sweden Government International Bond	EUR	0.875	01/31/18	1,943,287
Non-U.S. Government Agency - Germany - 4.4%
5,000,000	KFW	EUR	1.375	02/21/17	5,658,805
Non-U.S. Government Agency - Sweden - 14.0%
155,000,000	Kommuninvest I Sverige AB, Series 1610	SEK	2.000	10/12/16	18,078,274
Regional Authority - Australia - 3.9%
4,100,000	New South Wales Treasury Corp.	AUD	4.000	02/20/17	3,164,086
2,491,000	Treasury Corp. of Victoria, Series 1116	AUD	5.750	11/15/16	1,915,253
					5,079,339
Regional Authority - Canada - 1.9%
3,200,000	Province of Alberta Canada	CAD	1.750	06/15/17	2,458,850
Regional Authority - Norway - 4.8%
4,000,000	City of Oslo Norway	NOK	4.650	11/10/16	501,863
44,000,000	City of Oslo Norway	NOK	5.000	05/15/17	5,621,445
					6,123,308
Regional Authority - Sweden - 1.9%
14,000,000	City of Gothenburg Sweden, EMTN	SEK	1.630	12/05/16	1,637,542
7,000,000	City of Gothenburg Sweden, EMTN	SEK	4.325	04/10/17	835,601
					2,473,143
Supranational - Europe - 15.2%
4,850,000	European Financial Stability Facility, EMTN	EUR	2.750	12/05/16	5,479,430
4,100,000	European Investment Bank, EMTN	EUR	3.125	03/03/17	4,675,404
5,000,000	European Stability Mechanism, EMTN	EUR	0.000	10/28/16	5,619,173
31,500,000	International Bank for Reconstruction & Development , GDIF	SEK	3.250	12/15/17	3,833,036
					19,607,043
Total Foreign Bonds (Cost $65,945,483)					66,423,664

Foreign Treasury Securities(a) - 30.1%
Non-U.S. Government - Belgium - 4.5%
5,200,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/13/17	5,864,928
Non-U.S. Government - Canada - 3.0%
4,000,000	Canadian Treasury Bill (c)	CAD	0.480	11/17/16	3,046,946
1,000,000	Canadian Treasury Bill (c)	CAD	0.545	03/23/17	760,326
					3,807,272
Non-U.S. Government - France - 4.4%
5,000,000	French Discount Treasury Bill (c)	EUR	0.000	04/26/17	5,637,664
Non-U.S. Government - Ireland - 13.7%
7,400,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	12/19/16	8,318,048
8,300,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	09/18/17	9,350,932
					17,668,980

Non-U.S. Government - Norway - 4.5%
32,500,000	Norway Treasury Bill, Series 34 (b)(c)	NOK	0.410-0.487	03/15/17	4,057,666
14,500,000	Norwegian Treasury Bill (c)	NOK	0.506	12/21/16	1,812,056
					5,869,722
Total Foreign Treasury Securities(Cost $38,744,365)					38,848,566
See Notes to Financial Statements.	1

Shares	Security Description	Currency	Rate	Value in USD

Exchange Traded Product - 14.1%
1,397,800	VanEck Merk Gold Trust (d)(e) (Cost $17,784,870)	USD	$18,241,290

Money Market Fund - 1.7%
2,153,406	Morgan Stanley Institutional Liquidity Fund (f) (Cost $2,153,406)	USD	0.161%	2,153,406

Total Investments – 97.4% (Cost $124,628,124)*	$125,666,926

Foreign Currencies – 1.8% (Cost $2,297,230)	2,308,921
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.1%	89,421
Other Assets and Liabilities, Net – 0.7%	950,166
NET ASSETS – 100.0%	$129,015,434

EMTN	European Medium Term Note
GDIF	Global Debt Issuance Facility
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $6,463,206 or 5.0% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Non-income producing security.
(e)	Affiliate.
(f)	Variable rate security. Rate presented is as of September 30, 2016.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,504,365
Gross Unrealized Depreciation	(465,563)
Net Unrealized Appreciation	$1,038,802

Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund's Schedule of Investments.  Transactions during the period with affiliates were as follows:
Exchange Traded Product
VanEck Merk Gold Trust	Balance 03/31/16	Gross Additions	Gross Reductions	Balance 09/30/16	Realized Gain	Investment Income
Shares/Principal	1,932,800	-	(535,000)	1,397,800
Cost	$24,676,580	$-	$(6,891,710)	$17,784,870	$38,070	$-
Proceeds		-	(6,929,780)
Value	23,618,816	-	(5,377,526)	18,241,290

At September 30, 2016, the Merk Hard Currency Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
5	Gold 100 oz. Future	01/04/17	$666,487	$(7,937)

As of September 30, 2016, the Merk Hard Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation
Societe Generale Securities	(1,270,000,000)	Japanese Yen	11/02/16	$(12,630,988)	$89,421

See Notes to Financial Statements.	2

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Foreign Bonds	$-	$66,423,664	$-	$66,423,664
Foreign Treasury Securities	-	38,848,566	-	38,848,566
Exchange Traded Product	18,241,290	-	-	18,241,290
Money Market Fund	-	2,153,406	-	2,153,406
Total Investments At Value	$18,241,290	$107,425,636	$-	$125,666,926
Other Financial Instruments**
Forward Currency Contracts	-	89,421	-	89,421
Total Assets	$18,241,290	$107,515,057	$-	$125,756,347
Liabilities
Other Financial Instruments**
Futures	$(7,937)	$-	$-	$(7,937)
Total Liabilities	$(7,937)	$-	$-	$(7,937)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	51.5%
Foreign Treasury Securities	30.1%
Exchange Traded Product	14.1%
Foreign Currencies	1.8%
Money Market Fund	1.7%
Net Unrealized Gain/Loss on Forward Currency Contracts	0.1%
Other Assets and Liabilities, Net	0.7%
100.0%
See Notes to Financial Statements.	3

MERK ABSOLUTE RETURN CURRENCY FUND	SEPTEMBER 30, 2016
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds(a) - 69.6%
Non-U.S. Government - Australia - 4.1%
1,950,000	Australia Government Bond, Series 120	AUD	6.000%	02/15/17	$1,515,932

Non-U.S. Government - New Zealand - 4.1%
2,000,000	New Zealand Government Bond, Series 1217	NZD	6.000	12/15/17	1,527,103
Non-U.S. Government - United Kingdom - 2.8%
800,000	United Kingdom Gilt	GBP	0.125	09/07/17	1,045,341
Non-U.S. Government Agency - Germany - 3.7%
1,000,000	KFW, EXCH	GBP	5.625	08/25/17	1,357,522
Non-U.S. Government Agency - Sweden - 16.0%
51,000,000	Kommuninvest I Sverige AB, Series 1610	SEK	2.000	10/12/16	5,948,335
Regional Authority - Australia - 15.0%
1,750,000	New South Wales Treasury Corp.	AUD	4.000	02/20/17	1,350,525
1,500,000	Queensland Treasury Corp. (b)	AUD	3.500	09/21/17	1,167,461
2,000,000	Treasury Corp of Victoria, Series 1116	AUD	5.750	11/15/16	1,537,738
1,900,000	Western Australian Treasury Corp., Series 17	AUD	8.000	07/15/17	1,523,877
					5,579,601
Regional Authority - Canada - 16.2%
1,800,000	Province of Alberta Canada	CAD	1.750	06/15/17	1,383,103
2,100,000	Province of British Columbia Canada	CAD	4.700	12/01/17	1,675,822
1,800,000	Province of Manitoba Canada	CAD	2.050	12/01/16	1,375,475
2,000,000	Province of Saskatchewan Canada	CAD	4.650	09/05/17	1,580,426
					6,014,826
Regional Authority - Norway - 3.8%
11,000,000	City of Oslo Norway	NOK	5.000	05/15/17	1,405,361
Supranational - Europe - 3.9%
1,300,000	European Investment Bank, EMTN	EUR	3.875	10/15/16	1,462,405
Total Foreign Bonds (Cost $25,814,622)					25,846,426

Foreign Treasury Securities(a) - 15.5%
Non-U.S. Government - Belgium - 3.0%
975,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/13/17	1,099,674
Non-U.S. Government - Canada - 4.1%
2,000,000	Canadian Treasury Bill (c)	CAD	0.545	03/23/17	1,520,653
Non-U.S. Government - France - 3.9%
1,300,000	France Treasury Bill BTF (c)	EUR	0.000	12/21/16	1,462,508
Non-U.S. Government - Norway - 4.5%
13,400,000	Norway Treasury Bill, Series 35 (b)(c)	NOK	0.421	06/21/17	1,670,731
Total Foreign Treasury Securities (Cost $5,675,997)					5,753,566

U.S. Government & Agency Obligations - 12.1%
U.S. Treasury Bills(a) - 12.1%
4,500,000	U.S. Treasury Bill(d) (Cost $4,497,402)	USD	0.249-0.334	12/08/16	4,498,627

Shares

Money Market Fund - 3.6%
1,318,625	Morgan Stanley Institutional Liquidity Fund (e) (Cost $1,318,625)	USD	0.161	1,318,625

Total Investments – 100.8% (Cost $37,306,646)*	$37,427,244

Foreign Currencies – 9.9% (Cost $3,652,167)	3,660,146
Net Unrealized Gain/Loss on Forward Currency Contracts – (2.7)%	(1,013,836)
Other Assets and Liabilities, Net – (8.0)%	(2,930,729)
NET ASSETS – 100.0%	$37,142,825

See Notes to Financial Statements.	4

EMTN	European Medium Term Note
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,838,192 or 7.6% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of September 30, 2016.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$415,546
Gross Unrealized Depreciation	(294,948)
Net Unrealized Appreciation	$120,598

As of September 30, 2016, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	(62,940,000)	Norwegian Krone	10/19/16	$(7,634,245)	$(239,167)
	(27,260,000)	Norwegian Krone	10/19/16	(3,344,916)	(65,145)
	77,960,000	Norwegian Krone	10/19/16	9,438,982	313,342
BNY Brokerage, Inc.	(4,300,000)	Canadian Dollars	10/19/16	(3,242,936)	(35,103)
	(760,000)	European Union Euro	10/19/16	(854,112)	(414)
	870,000	European Union Euro	10/19/16	980,744	(2,537)
	2,150,000	European Union Euro	10/19/16	2,411,552	5,855
	(3,650,000)	Pounds Sterling	10/19/16	(4,817,763)	84,921
	13,800,000	Swedish Krona	10/19/16	1,608,912	1,281
	51,880,000	Swedish Krona	10/19/16	6,095,180	(41,785)
J.P. Morgan Securities, LLC	(8,475,000)	Australian Dollar	10/19/16	(6,417,582)	(65,808)
	(3,140,000)	Australian Dollar	10/19/16	(2,369,101)	(33,004)
	(2,690,000)	Australian Dollar	10/19/16	(2,009,129)	(48,725)
	(1,155,000)	Australian Dollar	10/19/16	(864,565)	(19,012)
	980,000	Australian Dollar	10/19/16	730,046	19,655
	1,960,000	Australian Dollar	10/19/16	1,501,077	(1,674)
	1,960,000	Australian Dollar	10/19/16	1,502,826	(3,423)
	3,680,000	Australian Dollar	10/19/16	2,775,257	39,949
	(3,560,000)	Canadian Dollars	10/19/16	(2,690,326)	(23,586)
	(2,705,000)	Canadian Dollars	10/19/16	(2,066,918)	4,806
	(1,615,000)	Canadian Dollars	10/19/16	(1,242,079)	10,908
	2,255,000	Canadian Dollars	10/19/16	1,720,074	(1,009)
	3,135,000	Canadian Dollars	10/19/16	2,375,481	14,438
	(3,395,000)	European Union Euro	10/19/16	(3,823,485)	6,231
	(1,975,000)	European Union Euro	10/19/16	(2,220,092)	(549)
	(990,000)	European Union Euro	10/19/16	(1,110,040)	(3,092)
	1,420,000	European Union Euro	10/19/16	1,589,125	7,488
	3,985,000	European Union Euro	10/19/16	4,456,940	23,696
	5,870,000	European Union Euro	10/19/16	6,552,244	47,840
	7,635,000	European Union Euro	10/19/16	8,581,197	3,409
	(1,129,000,000)	Japanese Yen	10/19/16	(10,989,376)	(153,218)
	(1,128,000,000)	Japanese Yen	10/19/16	(10,979,428)	(153,296)
	(452,450,000)	Japanese Yen	10/19/16	(4,438,046)	(27,381)
	(315,900,000)	Japanese Yen	10/19/16	(3,124,029)	6,274
	(233,250,000)	Japanese Yen	10/19/16	(2,329,005)	26,959
	(132,200,000)	Japanese Yen	10/19/16	(1,288,561)	(16,178)
	125,200,000	Japanese Yen	10/19/16	1,244,363	(8,710)
	151,500,000	Japanese Yen	10/19/16	1,507,552	(12,332)
	637,350,000	Japanese Yen	10/19/16	6,238,040	52,245
	960,200,000	Japanese Yen	10/19/16	9,552,844	(76,211)
	(5,385,000)	New Zealand Dollar	10/19/16	(3,914,152)	(3,763)
	(3,720,000)	New Zealand Dollar	10/19/16	(2,703,587)	(2,940)
	(2,280,000)	New Zealand Dollar	10/19/16	(1,667,716)	8,877
	(1,840,000)	New Zealand Dollar	10/19/16	(1,349,823)	11,111
	3,490,000	New Zealand Dollar	10/19/16	2,533,312	5,875
	3,980,000	New Zealand Dollar	10/19/16	2,917,736	(22,044)

See Notes to Financial Statements.	5

Counterparty	Contracts to Purchase/(Sell)	Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)

J.P. Morgan Securities, LLC (continued)	4,020,000	New Zealand Dollar	10/19/16	$2,932,235	$(7,440)
	5,885,000	New Zealand Dollar	10/19/16	4,280,254	1,442
	(35,940,000)	Norwegian Krone	10/19/16	(4,470,235)	(25,641)
	(32,810,000)	Norwegian Krone	10/19/16	(3,956,118)	(148,214)
	32,700,000	Norwegian Krone	10/19/16	4,034,336	56,236
	(4,425,000)	Pounds Sterling	10/19/16	(5,814,157)	76,396
	(3,655,000)	Pounds Sterling	10/19/16	(4,748,192)	8,867
	(990,000)	Pounds Sterling	10/19/16	(1,289,626)	5,924
	1,980,000	Pounds Sterling	10/19/16	2,568,979	(1,574)
	5,960,000	Pounds Sterling	10/19/16	7,875,036	(146,889)
	15,515,000	Swedish Krona	10/19/16	1,828,366	(18,065)
	(14,895,000)	Swiss Franc	10/19/16	(15,296,754)	(53,332)
	(3,660,000)	Swiss Franc	10/19/16	(3,772,660)	836
	(1,940,000)	Swiss Franc	10/19/16	(2,001,163)	1,890
	(1,860,000)	Swiss Franc	10/19/16	(1,907,510)	(9,318)
	(1,100,000)	Swiss Franc	10/19/16	(1,134,160)	551
	2,415,000	Swiss Franc	10/19/16	2,492,165	(3,380)
	3,435,000	Swiss Franc	10/19/16	3,513,556	26,393
	3,815,000	Swiss Franc	10/19/16	3,924,426	7,133
	6,205,000	Swiss Franc	10/19/16	6,376,321	18,260
RBC Capital Markets, LLC	(12,750,000)	Australian Dollar	10/19/16	(9,513,413)	(240,360)
	(1,865,000)	Australian Dollar	10/19/16	(1,423,748)	(2,980)
	1,955,000	Canadian Dollars	10/19/16	1,484,749	5,615
	5,360,000	Canadian Dollars	10/19/16	4,080,862	5,251
	(1,660,000)	New Zealand Dollar	10/19/16	(1,202,106)	(5,646)
	(20,800,000)	Norwegian Krone	10/19/16	(2,570,295)	(31,659)
	(20,310,000)	Norwegian Krone	10/19/16	(2,502,119)	(38,539)
	(10,570,000)	Norwegian Krone	10/19/16	(1,273,033)	(49,210)
	(9,570,000)	Norwegian Krone	10/19/16	(1,156,405)	(40,744)
	23,690,000	Norwegian Krone	10/19/16	2,858,647	104,829
	(22,920,000)	Swedish Krona	10/19/16	(2,667,087)	(7,235)
	9,430,000	Swedish Krona	10/19/16	1,104,975	(4,676)
	10,800,000	Swedish Krona	10/19/16	1,257,370	2,781
	12,240,000	Swedish Krona	10/19/16	1,443,197	(15,025)
	10,200,000	Swiss Franc	10/19/16	10,452,555	59,085
Societe Generale Securities	(14,115,000)	Canadian Dollars	10/19/16	(10,705,406)	(54,946)
	(1,240,000)	Canadian Dollars	10/19/16	(937,840)	(7,455)
	2,470,000	European Union Euro	10/19/16	2,759,918	17,290
	(214,450,000)	Japanese Yen	10/19/16	(2,135,081)	18,581
	314,750,000	Japanese Yen	10/19/16	3,097,524	8,881
	(17,170,000)	Norwegian Krone	10/19/16	(2,121,525)	(26,338)
	7,345,000	Norwegian Krone	10/19/16	888,506	30,309
	(2,285,000)	Pounds Sterling	10/19/16	(2,959,628)	(3,261)
	2,205,000	Pounds Sterling	10/19/16	2,867,476	(8,321)
	4,665,000	Pounds Sterling	10/19/16	6,143,579	(94,619)
	(55,560,000)	Swedish Krona	10/19/16	(6,446,258)	(36,522)
	(15,400,000)	Swedish Krona	10/19/16	(1,799,534)	2,651
	14,470,000	Swedish Krona	10/19/16	1,695,445	(7,075)
State Street Brokerage	(1,385,000)	Canadian Dollars	10/19/16	(1,051,572)	(4,261)
	(1,800,000)	New Zealand Dollar	10/19/16	(1,305,180)	(4,429)
	(915,000)	Pounds Sterling	10/19/16	(1,196,511)	10,059
	(2,240,000)	Swiss Franc	10/19/16	(2,287,442)	(20,996)
					$(1,013,836)
See Notes to Financial Statements.	6

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$25,846,426	$-	$25,846,426
Foreign Treasury Securities	-	5,753,566	-	5,753,566
U.S. Treasury Bill	-	4,498,627	-	4,498,627
Money Market Fund	-	1,318,625	-	1,318,625
Total Investments At Value	$-	$37,427,244	$-	$37,427,244

Other Financial Instruments**
Forward Currency Contracts	-	1,164,420	-	1,164,420
Total Assets	$-	$38,591,664	$-	$38,591,664

Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(2,178,256)	-	(2,178,256)
Total Liabilities	$-	$(2,158,256)	$-	$(2,178,256)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.

AFAPORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	66.8%
Foreign Treasury Securities	18.3%
U.S. Treasury Bill	12.1%
Money Market Fund	3.6%
Foreign Currencies	9.9%
Net Unrealized Gain/Loss on Forward Currency Contracts	(2.7)%
Other Assets and Liabilities, Net	(8.0)%
100.0%
See Notes to Financial Statements.	7

STATEMENTS OF ASSETS AND LIABILITIES	SEPTEMBER 30, 2016

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
ASSETS
. Total investments, at value (Cost $106,843,254 and $37,306,646, respectively)	$107,425,636	$37,427,244
Total investments, at value (Cost $17,784,870 and $0, respectively)	18,241,290	-
Total Investments	125,666,926	37,427,244
Deposits with brokers	28,318	-
Foreign currency (Cost $2,297,230 and $3,652,167, respectively)	2,308,921	3,660,146
Receivables:
Fund shares sold	92,975	38,891
Dividends and interest	994,897	351,467
Unrealized gain on forward currency contracts	89,421	1,164,420
Total Assets	129,181,458	42,642,168

LIABILITIES
Unrealized loss on forward currency contracts	-	2,178,256
Payables:
Investment securities purchased	-	3,288,696
Fund shares redeemed	50,427	23
Variation margin	4,450	-
Accrued Liabilities:
Investment adviser fees	85,044	25,716
Distribution fees	20,861	5,130
Other expenses	5,242	1,522
Total Liabilities	166,024	5,499,343

NET ASSETS	$129,015,434	$37,142,825

COMPONENTS OF NET ASSETS
Paid-in capital	$138,238,837	$36,656,576
Distributions in excess of net investment income	(1,781,289)	(4,935)
Accumulated net realized gain (loss)	(8,571,321)	1,373,651
Net unrealized appreciation (depreciation)	1,129,207	(882,467)
NET ASSETS	$129,015,434	$37,142,825

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	11,157,561	2,770,628
Institutional Shares	2,020,983	1,321,282

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $109,053,394 and $25,045,790, respectively)	$9.77	$9.04
Institutional Shares (based on net assets of $19,962,040 and $12,097,035, respectively)	$9.88	$9.16
See Notes to Financial Statements.	8

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED SEPTEMBER 30, 2016

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
INVESTMENT INCOME
Dividend income	$2,914	$1,917
Interest income (Net of foreign withholding taxes of $4,652 and $4,240, respectively)	6,549	98,140
Total Investment Income	9,463	100,057

EXPENSES
Investment adviser fees	613,419	171,844
Non 12b-1 shareholder servicing fees:
Investor Shares	25,767	5,626
Institutional Shares	4,903	2,967
Distribution fees:
Investor Shares	128,839	28,128
Interest expense	27	6
Total Expenses	772,955	208,571
Fees waived and expenses reimbursed	(48,001)	-
Net Expenses	724,954	208,571

NET INVESTMENT LOSS	(715,491)	(108,514)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments in unaffiliated issuers	324,867	83,722
Investments in affiliated issuers	38,070	-
Foreign currency transactions	81,519	1,291,388
Futures	50,545	-
Net realized gain	495,001	1,375,110
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,860,131)	(583,815)
Investments in affiliated issuers	1,514,184	-
Foreign currency translations	49,252	(98,468)
Futures	(2,012)	-
Net change in unrealized appreciation (depreciation)	(298,707)	(682,283)
NET REALIZED AND UNREALIZED GAIN	196,294	692,827
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(519,197)	$584,313

See Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS

			MERK HARD CURRENCY FUND		MERK ABSOLUTE RETURN CURRENCY FUND
			For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016	For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016
OPERATIONS
	Net investment loss		$(715,491)	$(1,387,783)	$(108,514)	$(172,895)
	Net realized gain (loss)		495,001	(8,786,534)	1,375,110	(2,643,908)
	Net change in unrealized appreciation (depreciation)		(298,707)	13,884,487	(682,283)	3,336,009
Increase (Decrease) in Net Assets Resulting from Operations			(519,197)	3,710,170	584,313	519,206

CAPITAL SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares	14,429,919	11,846,783	6,106,560	3,881,820
		Institutional Shares	11,070,545	890,570	1,488,374	4,829,525
	Redemption of shares:
	2	Investor Shares	(10,400,778)	(36,085,357)	(1,907,917)	(7,795,822)
	4	Institutional Shares	(9,277,418)	(12,126,216)	(1,208,124)	(11,297,516)
Increase (Decrease) in Net Assets from Capital Share Transactions			5,822,268	(35,474,220)	4,478,893	(10,381,993)
Increase (Decrease) in Net Assets			5,303,071	(31,764,050)	5,063,206	(9,862,787)

NET ASSETS
	Beginning of Period		123,712,363	155,476,413	32,079,619	41,942,406
	End of Period (Including line (a))		$129,015,434	$123,712,363	$37,142,825	$32,079,619

SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares	1,473,530	1,241,543	671,125	442,760
		Institutional Shares	1,112,930	91,370	162,114	551,578
	Redemption of shares:
		Investor Shares	(1,060,408)	(3,819,818)	(211,295)	(896,223)
		Institutional Shares	(940,021)	(1,282,016)	(131,768)	(1,286,330)
Increase (Decrease) in Shares			586,031	(3,768,921)	490,176	(1,188,215)

(a)	Undistributed (distributions in excess of) net investment income		$(1,781,289)	$(1,065,798)	$(4,935)	$103,579

See Notes to Financial Statements.	10

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK HARD CURRENCY FUND	For the Six Months Ended	For the Year Ended March 31,
INVESTOR SHARES	September 30, 2016	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Period	$9.81	$9.49	$11.58	$11.91	$12.04	$12.58
INVESTMENT OPERATIONS
Net investment loss (a)	(0.06)	(0.10)	(0.07)	(0.09)	(0.04)	—	(b)
Net realized and unrealized gain (loss)	0.02	0.42	(1.94)	0.09	(c)	0.02	(c)	(0.22)
Total from Investment Operations	(0.04)	0.32	(2.01)	—	(0.02)	(0.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	(0.08)	(0.21)	—	(0.15)
Net realized gain	—	—	—	(0.12)	(0.11)	(0.17)
Total Distributions to Shareholders	—	—	(0.08)	(0.33)	(0.11)	(0.32)
NET ASSET VALUE, End of Period	$9.77	$9.81	$9.49	$11.58	$11.91	$12.04
TOTAL RETURN	(0.41	)%(d)	3.37%	(17.47)%	0.08%	(0.15)%	(1.68)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$109,053	$105,417	$126,449	$253,432	$464,720	$468,130
Ratios to Average Net Assets:
Net investment loss	(1.20	)%(e)	(1.06)%	(0.66)%	(0.76)%	(0.30)%	(0.01)%
Net expenses	1.22	%(e)	1.23%	1.24%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(e)(f)	1.30	%(f)	1.30	%(f)	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(g)	24	%(d)	85%	116%	45%	56%	94%

For the Six Months Ended	For the Years Ended March 31,
INSTITUTIONAL SHARES	September 30, 2016	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Period	$9.90	$9.55	$11.62	$11.95	$12.05	$12.59
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.05)	(0.08)	(0.05)	(0.06)	(0.02)	0.03
Net realized and unrealized gain (loss)	0.03	0.43	(1.93)	0.10	(c)	0.03	(c)	(0.23)
Total from Investment Operations	(0.02)	0.35	(1.98)	0.04	0.01	(0.20)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	(0.09)	(0.25)	—	(0.17)
Net realized gain	—	—	—	(0.12)	(0.11)	(0.17)
Total Distributions to Shareholders	—	—	(0.09)	(0.37)	(0.11)	(0.34)
NET ASSET VALUE, End of Period	$9.88	$9.90	$9.55	$11.62	$11.95	$12.05
TOTAL RETURN	(0.20	)%(d)	3.66%	(17.18)%	0.38%	0.10%	(1.49)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$19,962	$18,296	$29,027	$56,273	$75,547	$83,055
Ratios to Average Net Assets:
Net investment income (loss)	(0.95	)%(e)	(0.81)%	(0.41)%	(0.52)%	(0.15)%	0.26%
Net expenses	0.97	%(e)	0.98%	0.99%	1.05%	1.05%	1.05%
Gross expenses	1.05	%(e)(f)	1.05	%(f)	1.05	%(f)	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE(g)	24	%(d)	85%	116%	45%	56%	94%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK ABSOLUTE RETURN CURRENCY FUND	For the Six Months Ended		For the Years Ended March 31,
INVESTOR SHARES	September 30, 2016		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Period	$8.87		$8.72	$9.53	$9.18	$9.37	$10.27
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.05)	(0.05)	(0.05)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.20		0.20	(0.57)	0.57	(0.10)	(0.66)
Total from Investment Operations	0.17		0.15	(0.62)	0.52	(0.19)	(0.77)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	(0.19)	(0.17)	—	(0.13)
NET ASSET VALUE, End of Period	$9.04		$8.87	$8.72	$9.53	$9.18	$9.37
TOTAL RETURN	1.92	%(b)	1.72%	(6.59)%	5.68%	(2.03)%	(7.57)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$25,046	$20,497		$24,113	$23,016	$10,733	$19,662
Ratios to Average Net Assets:
Net investment loss	(0.72	)%(c)	(0.59)%	(0.53)%	(0.53)%	(0.98)%	(1.18)%
Net expenses	1.30	%(c)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(c)	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(d)	25	%(b)	59%	58%	0%	0%	0%

	For the Six Months Ended		For the Years Ended March 31,
INSTITUTIONAL SHARES	September 30, 2016		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Period	$8.97		$8.80	$9.58	$9.22	$9.39	$10.28
INVESTMENT OPERATIONS
Net investment loss (a)		(0.02)	(0.03)	(0.02)	(0.03)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	0.21		0.20	(0.56)	0.58	(0.11)	(0.67)
Total from Investment Operations	0.19		0.17	(0.58)	0.55	(0.17)	(0.76)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	(0.20)	(0.19)	—	(0.13)
NET ASSET VALUE, End of Period	$9.16		$8.97	$8.80	$9.58	$9.22	$9.39
TOTAL RETURN	2.12	%(b)	1.93%	(6.18)%	5.94%	(1.81)%	(7.41)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$12,097	$11,583		$17,829	$12,077	$6,120	$5,578
Ratios to Average Net Assets:
Net investment loss	(0.47	)%(c)	(0.34)%	(0.27)%	(0.28)%	(0.67)%	(0.94)%
Net expenses	1.05	%(c)	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.05	%(c)	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE(d)	25	%(b)	59%	58%	0%	0%	0%

(a)						Calculated based on average shares outstanding during each period.
(b)						Not annualized.
(c)						Annualized.
(d)						The portfolio turnover is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.	12

NOTES TO FINANCIAL STATEMENTS	SEPTEMBER 30, 2016

Note 1. Organization
The Merk Hard Currency Fund and the Merk Absolute Return Currency Fund (individually included in the defined term, "Fund" and, collectively included in the defined term, "Funds") are a non-diversified portfolio and a diversified portfolio of Forum Funds (the "Trust"), respectively.  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value ("NAV"). Futures contracts are valued at the day's settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
13

The aggregate value by input level, as of September 30, 2016, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
The values of each individual forward currency contract outstanding as of September 30, 2016, are disclosed in each Fund's Schedule of Investments.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general

14

indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Merk Investments LLC (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund's average daily net assets.
Under the terms of the Investment Advisory Agreement for the Funds the Adviser is obligated to pay all expenses of each Fund except Board-approved administrative service fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Funds are authorized to pay under Rule 12b-1.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the "Plan") for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund's Investor Shares for the marketing of fund shares and for services provided to shareholders.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund. Pursuant to the terms of the investment advisory agreement, the Trustees' fees attributable to each Fund are paid by the Adviser.
Note 4. Fees Waived
During this period, Merk Hard Currency Fund invested in VanEck Merk Gold Trust, an exchange traded product sponsored by the Adviser.  As of September 30, 2016, Merk Hard Currency Fund owned approximately 11.3% of VanEck Merk Gold Trust.  The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust based on Merk Hard Currency Fund's investment in VanEck Merk Gold Trust (NYSE:OUNZ).  For the period ended September 30, 2016, the Adviser waived fees of $48,001 for Merk Hard Currency Fund.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2016, were as follows:
	Purchases	Sales
Merk Hard Currency Fund	$10,988,501	$12,123,858
Merk Absolute Return Currency Fund	4,362,320	2,388,359

Note 6. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2016 for any derivative type that was held during the period is as follows:

	Merk Hard Currency Fund	Merk Absolute Return Currency Fund
Forward Currency Contracts	$277,880,391	$3,590,048,379
Futures	6,614,945	-

The Merk Hard Currency Fund's use of derivatives during the period ended September 30, 2016, was limited to futures and forward currency contracts. The Merk Absolute Return Currency Fund's use of derivatives during the period ended September 30, 2016, was limited to forward currency contracts.
15

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of September 30, 2016:
Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$89,421	$-
Liability derivatives:
Payable – variation margin	$-	$(4,450)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$1,164,420

Liability derivatives:
Unrealized loss on forward currency contracts	$(2,178,256)

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2016, by each Fund are recorded in the following locations on the Statements of Operations:
Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$50,545
Foreign currency transactions	391,669	-
Total net realized gain (loss)	$391,669	$50,545

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$(2,012)
Foreign currency translations	69,684	-
Total net change in unrealized appreciation (depreciation)	$69,684	$(2,012)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$1,294,019

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$(94,655)

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at September 30, 2016. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Merk Hard Currency Fund
Assets:
Over-the-counter derivatives*	$89,421	$-	$-	$89,421
Liabilities:
Over-the-counter derivatives*	(4,450)	4,450	-	-
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives*	$1,164,420	$-	$-	$1,164,420
Liabilities:
Over-the-counter derivatives*	(2,178,256)	2,178,256	-	-

*    Over-the-counter derivatives may consist of forward currency contracts and futures contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.
**   The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.
16

Note 7. Federal Income Tax
As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Merk Hard Currency Fund	$(4,886,593)	$(3,817,613)	$(8,704,206)
Merk Absolute Return Currency Fund	(817,021)	718,957	(98,064)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.
For tax purposes, the prior year post-October loss was $1,095,099 for Merk Hard Currency Fund, and the prior deferred late year ordinary loss was $1,046,061 and $815,602 for Merk Hard Currency Fund and Merk Absolute Return Currency Fund, respectively (realized during the period 2015 through March 31, 2016). These losses were recognized for tax purposes on the first business day of each Fund's next fiscal year, April 1, 2016.
As of March 31, 2016, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:
	Short Term	Long Term
Merk Hard Currency Fund	$495,245	$2,250,188
Merk Absolute Return Currency Fund	1,419	-

Note 8. Underlying Investments in Other Pooled Investment Vehicles
The Merk Hard Currency Fund currently invests a portion of its assets in the VanEck Merk Gold Trust. The Merk Hard Currency Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.
The performance of the Merk Hard Currency Fund may be directly affected by the performance of the VanEck Merk Gold Trust. The financial statements of the VanEck Merk Gold Trust, including the portfolio of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission's website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund's financial statements.  As of September 30, 2016 the percentage of the Merk Hard Currency Fund's net assets invested in the VanEck Merk Gold Trust was 14.1%.
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

17

ADDITIONAL INFORMATION	SEPTEMBER 30, 2016

Investment Advisory Agreement Approval

At the June 9, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Funds; (3) the advisory fee and total expense ratio of each Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition and with the Trust's CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser's senior management and staff.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm is financially stable and is adequately staffed to continue providing high-quality investment advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks. The Board observed that the Absolute Return Currency Fund outperformed the Citigroup 3-Month U.S. T-Bill Index, the Absolute Return Currency Fund's primary benchmark, for the one- and three-year periods ended March 31, 2016, but had underperformed the primary benchmark for the five-year period ended March 31, 2016 and for the period since the Fund's inception in 2009.The Board also considered the Absolute Return Currency Fund's performance relative to its Broadridge Financial Solutions, Inc. ("Broadridge") peer group, noting that, based on the information provided by Broadridge, the Absolute Return Currency Fund outperformed the median of its Broadridge peer group for the one-year period ended March 31, 2016, but underperformed the median of its Broadridge peers for the three- and five-year periods ended March 31, 2016.

In addition, the Board acknowledged the Adviser's representation that the unique nature of the currency markets and the Absolute Return Currency Fund's investment strategy, and the limited number of analogous fund products that exist, increased the difficulty of identifying a suitable Broadridge peer group to use as an appropriate measure of relative performance. The Board noted the Adviser's representation that the Absolute Return Currency Fund's underperformance was primarily driven by the underperformance of the currencies underlying the Fund's investments as a result of movements in the respective currency markets, including the Euro, Japanese Yen, and British Pound. The Board further noted the Adviser's representation that the Absolute Return Currency Fund had performed acceptably in the context of the risk/return profile of the currency markets over the period and that the Adviser intended to maintain its investment strategy while seeking to improve and refine its investment process.

The Board noted that the Hard Currency Fund underperformed the JPMorgan 3-Month Global Cash Index, the Hard Currency Fund's primary benchmark index, for the one-year and three-year periods ended March 31, 2016, but had outperformed the primary benchmark for the five-year period ended March 31, 2016, as well as the period since the Fund's inception in 2005. The Board also considered the Hard Currency Fund's performance relative to its Broadridge peer group, noting that the Hard Currency Fund had outperformed the median of its Broadridge peers for the one-year period ended March 31, 2016, but had underperformed the median

18

of its peer group for the three- and five-year periods ended March 31, 2016. Comparing the Merk Funds' performance against their respective benchmarks and Broadridge peer groups, the Board concluded that each Fund's performance was reasonable and that each of the Funds and its shareholders could benefit from the Adviser's continued management of the Fund.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to each Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of each Fund. The Board observed that the Adviser's actual advisory fee rate for the Absolute Return Currency Fund was slightly higher than the median of the Broadridge peers, though the actual total expenses were lower than the median of the Broadridge peers. The Board observed that the Adviser's actual advisory fee rate for the Hard Currency Fund was higher than the median of its Broadridge peer group, though the actual total expenses were lower than the median of the Broadridge peers.

The Board noted the Adviser's representation that, although the adviser's actual advisory fee rate remained high in relation to the respective Broadridge peers, the Adviser pays all service fees in connection with the management and operation of the Merk Funds (other than brokerage, taxes, interest, and extraordinary expenses) from a single, all-inclusive management fee. The Board noted that, under the unified fee structure, the unified fee is intended to provide for various services, including investment advisory, custody, audit, administrative, compliance, and recordkeeping services. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to each of the Merk Funds was within the range of reasonable fees for those types of funds.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Merk Funds. In this regard, the Board considered the Adviser's resources devoted to the Merk Funds, as well as the Adviser's discussion of the aggregate costs and profitability of the Adviser's mutual fund activities. The Board noted the Adviser's representation that, due to the recent closure of two of the Adviser's mutual funds, gross revenues derived from the management fees paid to the Adviser by the Merk Funds were lower than in years past, though net revenues had increased because the Adviser no longer incurred the expenses associated with those two funds. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Merk Funds were reasonable.

Economies of Scale

The Board evaluated whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser was not proposing breakpoints or changes in fees at this time in light of reduced revenue from lower assets under management and increasing costs associated with regulatory compliance. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, as a result of the Adviser's management of the Funds, it may benefit from increased exposure to the public, possibly leading to increased business that is unrelated to the Funds. Based on the foregoing representations, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov.
19

Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016, through September 30, 2016.
Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$995.92	$6.10	1.22%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.95	$6.17	1.22%
Institutional Shares
Actual	$1,000.00	$997.98	$4.86	0.97%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.21	$4.91	0.97%

Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$1,019.17	$6.58	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,021.18	$5.32	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.80	$5.32	1.05%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half year period.

20

FOR MORE INFORMATION

INVESTMENT ADVISER
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-SAR-0916

Payson Total Return Fund

SEMI-ANNUAL REPORT // September 30, 2016
(Unaudited)

HM Payson

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS SEPTEMBER 30, 2016

Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Additional Information	11

IMPORTANT INFORMATION
An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, convertible securities risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, inflation indexed security risk, government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Common Stock - 100.0%
Communications - 1.1%
1,000	Amazon.com, Inc. (a)	$837,310

Consumer Discretionary - 10.9%
16,657	Delphi Automotive PLC	1,187,977
31,237	Discovery Communications, Inc., Class A (a)	840,900
15,000	McDonald's Corp.	1,730,400
19,148	The TJX Cos., Inc.	1,431,888
12,000	Thor Industries, Inc.	1,016,400
88,181	Twenty-First Century Fox, Inc., Class B	2,181,598
		8,389,163
Consumer Staples - 3.0%
8,006	PepsiCo, Inc.	870,813
20,305	Wal-Mart Stores, Inc.	1,464,396
		2,335,209
Energy - 4.0%
17,652	Exxon Mobil Corp.	1,540,666
18,685	Phillips 66	1,505,077
		3,045,743
Financial - 23.6%
30,000	Aflac, Inc.	2,156,100
8,250	Alliance Data Systems Corp. (a)	1,769,872
24,040	American Express Co.	1,539,522
43,150	American International Group, Inc.	2,560,521
16,336	Berkshire Hathaway, Inc., Class B (a)	2,360,062
30,030	Discover Financial Services	1,698,196
22,700	JPMorgan Chase & Co.	1,511,593
21,000	MasterCard, Inc., Class A	2,137,170
29,100	Visa, Inc., Class A	2,406,570
		18,139,606
Health Care - 14.5%
44,079	Abbott Laboratories	1,864,101
21,000	Gilead Sciences, Inc.	1,661,520
15,055	Johnson & Johnson	1,778,447
28,845	Merck & Co., Inc.	1,800,217
47,410	Mylan NV (a)	1,807,269
65,537	Pfizer, Inc.	2,219,738
		11,131,292
Industrials - 14.6%
20,000	Cummins, Inc.	2,563,000
10,034	Danaher Corp.	786,565
14,865	General Dynamics Corp.	2,306,453
48,648	General Electric Co.	1,440,954
56,067	Johnson Controls International PLC	2,608,803
15,150	United Technologies Corp.	1,539,240
		11,245,015
Technology - 28.3%
4,425	Alphabet, Inc., Class A (a)	3,557,965
33,574	Apple, Inc.	3,795,541
61,000	Cisco Systems, Inc.	1,934,920
16,000	IBM	2,541,600
85,000	Intel Corp.	3,208,750
41,205	Microsoft Corp.	2,373,408
33,035	QUALCOMM, Inc.	2,262,898
27,500	Skyworks Solutions, Inc.	2,093,850
		21,768,932
Total Common Stock (Cost $61,097,656)		76,892,270
Total Investments - 100.0% (Cost $61,097,656)*		$76,892,270
Other Assets & Liabilities, Net – 0.0%		(14,100)
Net Assets – 100.0%		$76,878,170

PLC	Public Limited Company
(a)	Non-income producing security.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,395,862
Gross Unrealized Depreciation	(2,601,248)
Net Unrealized Appreciation	$15,794,614

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$76,892,270
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$76,892,270

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.

See Notes to Financial Statements.	1

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

AFPORTFOLIO HOLDINGS
% of Total Investments
Communications	1.1%
Consumer Discretionary	10.9%
Consumer Staples	3.0%
Energy	4.0%
Financial	23.6%
Health Care	14.5%
Industrials	14.6%
Technology	28.3%
100.0%

See Notes to Financial Statements.	2

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $61,097,656)	$76,892,270
Cash	464,153
Receivables:
Fund shares sold	83,947
Investment securities sold	386,307
Dividends and interest	67,930
Prepaid expenses	16,488
Total Assets	77,911,095

LIABILITIES
Payables:
Investment securities purchased	829,958
Fund shares redeemed	8,508
Distributions payable	127,217
Accrued Liabilities:
Investment adviser fees	37,556
Trustees' fees and expenses	76
Fund services fees	14,894
Other expenses	14,716
Total Liabilities	1,032,925

NET ASSETS	$76,878,170

COMPONENTS OF NET ASSETS
Paid-in capital	$63,208,417
Distributions in excess of net investment income	(50)
Accumulated net realized loss	(2,124,811)
Net unrealized appreciation	15,794,614
NET ASSETS	$76,878,170
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,206,030
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.77

See Notes to Financial Statements.	3

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income .	$820,251
Interest income	608
Total Investment Income	820,859

EXPENSES
Investment adviser fees	225,925
Fund services fees	89,022
Custodian fees	3,954
Registration fees	9,351
Professional fees	18,167
Trustees' fees and expenses	4,738
Miscellaneous expenses	16,756
Total Expenses	367,913

NET INVESTMENT INCOME	452,946

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	56,958
Net change in unrealized appreciation (depreciation) on investments	4,296,008
NET REALIZED AND UNREALIZED GAIN	4,352,966
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,805,912

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2016	For the Year Ended March 31, 2016
OPERATIONS
Net investment income	$452,946	$847,289
Net realized gain (loss)	56,958	(2,152,498)
Net change in unrealized appreciation (depreciation)	4,296,008	(1,822,677)
Increase (Decrease) in Net Assets Resulting from Operations	4,805,912	(3,127,886)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(452,752)	(847,202)
Net realized gain	-	(2,642,363)
Total Distributions to Shareholders	(452,752)	(3,489,565)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,960,569	8,963,123
Reinvestment of distributions	193,357	2,989,581
Redemption of shares	(4,142,703)	(7,696,815)
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,988,777)	4,255,889
Increase (Decrease) in Net Assets	2,364,383	(2,361,562)

NET ASSETS
Beginning of Period	74,513,787	76,875,349
End of Period (Including line (a))	$76,878,170	$74,513,787

SHARE TRANSACTIONS
Sale of shares	136,964	615,083
Reinvestment of distributions	13,471	212,927
Redemption of shares	(289,695)	(536,430)
Increase (Decrease) in Shares	(139,260)	291,580

(a) Distributions in excess of net investment income	$(50)	$(244)

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND FINANCIAL STATEMENTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2016		For the Years Ended March 31,
			2016	2015	2014	2013	2012
NET ASSET VALUE,
Beginning of Period	$13.94		$15.21	$15.22	$13.89	$14.47	$14.00
INVESTMENT OPERATIONS
Net investment income (a)	0.09		0.16	0.16	0.42	0.20	0.20
Net realized and unrealized
gain (loss)	0.83		(0.76)	0.77	2.23	0.45	1.25
Total from Investment Operations	0.92		(0.60)	0.93	2.65	0.65	1.45
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.09)		(0.16)	(0.16)	(0.41)	(0.20)	(0.19)
Net realized gain	—		(0.51)	(0.78)	(0.91)	(1.03)	(0.79)
Total Distributions to Shareholders	(0.09)		(0.67)	(0.94)	(1.32)	(1.23)	(0.98)
NET ASSET VALUE,
End of Period	$14.77		$13.94	$15.21	$15.22	$13.89	$14.47
TOTAL RETURN	6.59	%(b)	(3.94)%	6.32%	19.62%	4.94%	11.35%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$76,878	$74,514		$76,875	$71,035	$61,852	$54,743
Ratios to Average Net Assets:
Net investment income	1.20	%(c)	1.11%	1.05%	2.84%	1.47%	1.45%
Net expenses	0.97	%(c)	0.97%	0.97%	1.01%	1.07%	1.15%
Gross expenses	0.97	%(c)	0.97%	0.97%	1.01%	1.07%	1.15%
PORTFOLIO TURNOVER RATE	11	%(b)	55%	41%	47%	103%	101%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 1. Organization
The Payson Total Return Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
7

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2016, for the Fund's investments is included in the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30,

8

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – H.M. Payson & Co. (the "Adviser") is the investment Fund's adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
9

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 4. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2016, were $9,495,430 and $8,185,096, respectively.
Note 5. Federal Income Tax
As of March 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$140,847
Capital and Other Losses	(2,152,498)
Net Unrealized Appreciation	11,469,335
Other Temporary Differences	(141,091)
Total	$9,316,593

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and treatment of distributions payable.
As of March 31, 2016, the Fund had $2,152,498 of available short-term capital loss carryforwards that have no expiration date.
Note 6. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
10

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Investment Advisory Agreement Approval
At the June 9, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, and with the Trust's CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser's senior management and staff.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm was in good financial condition and that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund underperformed the S&P 500 Index, its primary benchmark, for the one-, three-, five- and 10-year periods ended March 31, 2016. The Board also considered the Fund's performance relative to its Broadridge Financial Solutions, Inc. ("Broadridge") peer group, noting that, based on the information provided by

11

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Broadridge, the Fund underperformed the median of its peer group for the one- and three-year periods ended March 31, 2016, but outperformed the Broadridge peer group for the five-year period ended March 31, 2016. The Board noted the Adviser's representation that stock selection, as opposed to sector allocation, was the primary factor affecting the Fund's periods of underperformance.  The Board also noted the Adviser's representation that, despite the recent periods of relative underperformance, the Fund's long-term track record remained in line with the Adviser's risk-averse investment philosophy. The Board further noted the Adviser's representation that it was committed to its core investment process and the resulting industry and capitalization choices, while continuing to seek to make improvements in that process to identify investments with attractive growth and value characteristics. Based on the foregoing, the Board concluded that the Fund's shareholders could benefit from the Adviser's continued management of the Fund.

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of the Fund. The Board noted that the Adviser's actual advisory fee rate was higher than the median of the Fund's Broadridge peer group, but that the Fund's actual total expense ratio was below the median of the Fund's Broadridge peer group. The Board concluded that the Adviser's advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services the Adviser provides to the Fund.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of costs and profitability. The Board noted the Adviser's representation that it does not account for its relationship with the Fund as a separate profit center, though administrative and compliance costs attributable to the Fund were believed to have grown in recent years due to the heightened level of regulation in the mutual fund industry. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's representation that the Fund could potentially benefit from economies of scale if the Fund's assets were to increase, but given low current asset levels, the consideration of breakpoints was not appropriate at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

12

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Other Benefits

The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016, through September 30, 2016.
13

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2016

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
Actual	$1,000.00	$1,065.94	$5.02	0.97%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.21	$4.91	0.97%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

14

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

230-SAR-0916

HM Payson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 28, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	November 28, 2016